As filed with the U.S. Securities and Exchange Commission on July 10, 2018
Registration No. 333-217721

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6
SEC File No 811-4834
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST EFFECTIVE AMENDMENT NO. 6 [X]
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 92 [X]
John Hancock Life Insurance Company (U.S.A.) Separate Account A
(Exact Name of Registrant)
John Hancock Life Insurance Company (U.S.A.)
(Name of Depositor)
197 Clarendon Street
Boston, MA 02116
(Complete address of depositor’s principal executive offices)
Depositor's Telephone Number: 617-572-6000

JAMES C. HOODLET
John Hancock Life Insurance Company (U.S.A.)
U.S. INSURANCE LAW
JOHN HANCOCK PLACE
BOSTON, MA 02117
(Name and complete address of agent for service)

It is proposed that this filing will become effective (check appropriate box)
[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[ ] on July 9, 2018 pursuant to paragraph (b) of Rule 485
[X] 60 days after filing pursuant to paragraph (a) (1) of Rule 485
If appropriate check the following box
[ ] this post-effective amendment designates a new effective date for a previously filed amendment
Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

Supplement dated July 10, 2018

to the

Prospectus dated April 30, 2018

This supplement is to accompany the prospectus for variable life insurance policies issued by John Hancock Life Insurance Company (U.S.A.) titled Protection VUL 2017.

We amend the “Rider Charges” table of your prospectus by adding the following disclosure:

Long-Term Care Rider 2018(6)	Monthly	Amount Deducted
Maximum charge		$3.75 per $1,000 of NAR
Minimum charge		$0.01 per $1,000 of NAR
Charge for representative insured person		$0.10 per $1,000 of NAR

(6)	The charge for this rider is determined by multiplying the net amount of insurance for which we are at risk (the net amount at risk or “NAR”) by the applicable rate. The rates vary by the long-term care insurance risk characteristics of the insured person and the rider benefit level selected. The maximum charge shown is for a 75-year old female substandard smoker underwriting risk with a 4% Monthly Acceleration Percentage. The minimum charge shown is for a 20-year old male super preferred non-smoker underwriting risk with a 1% Monthly Acceleration Percentage. The representative insured person charge shown is for a 55-year old male preferred non-smoker underwriting risk with a 4% Monthly Acceleration Percentage. The Monthly Acceleration Percentage is the percentage of the death benefit you can accelerate each month, and is stated in the Policy Specifications page of your policy. These charges may not be particularly relevant to your current situation. For more information, contact your John Hancock USA representative.

We amend the “Optional supplementary benefit riders you can add” section by adding the following disclosure to the beginning of this section:

Long-Term Care Rider 2018

This rider provides for periodic advance payments to you of a portion of the death benefit if the insured person becomes “chronically ill” so that such person: (1) is unable to perform at least two activities of daily living without substantial human assistance or has a severe cognitive impairment; and (2) is receiving certain Qualified Long-Term Care Services defined in the rider. The decision to add this rider must be made at issuance of the policy.

There is a significant risk that ownership of a policy with this rider by anyone other than the insured person will cause adverse tax consequences. If the owner of the policy is not the insured person, benefit payments may be included in the owner’s income, and the death benefit may be part of the estate of the insured person for purposes of Federal estate tax (see “Tax considerations”).

The maximum amount of death benefit that may be accelerated under this rider is the Accelerated Benefit Pool, which is equal to a percentage of the Face Amount at Issue. You can choose to accelerate between 1% and 100% of your death benefit.

Each advance payment under the rider reduces the remaining death benefit under your policy, and causes a proportionate reduction in your policy value. If you have a policy loan, we will use a pro-rata portion of each death benefit advance to repay indebtedness. For example, if current indebtedness is $10,000, the death benefit is $100,000, and the gross advance is $2,000, then the net advance would be $1,800 = $2,000 X (1 - ($10,000/ $100,000)). As a result of the advance, the indebtedness will be reduced by $200.

When the insured person qualifies for benefits under this rider, we will determine the Maximum Monthly Benefit Amount, which is the portion of the Accelerated Benefit Pool that you can accelerate each month to pay for Qualified Long-Term Care Services. The Maximum Monthly Benefit Amount is equal to the Accelerated Benefit Pool multiplied by the Monthly Acceleration Percentage. You can choose a Monthly Acceleration Percentage which is equal to 1%, 2% or 4%. The Monthly Acceleration Percentage must be selected when you apply for the policy and cannot be changed. We will recalculate the Maximum Monthly Benefit Amount and the Accelerated Benefit Pool if you make a withdrawal of policy value, and for other events described in the rider.

Rider benefits may also be used to pay for Stay at Home Services. At the time we receive Receipts for Stay at Home Services, we will determine the Stay at Home Lifetime Benefit Amount, which is the maximum amount that you can accelerate from the Accelerated Benefit Pool over the life of the policy to pay for Stay at Home Services. The Stay at Home Lifetime Benefit Amount is set equal to the Maximum Monthly Benefit Amount (as described above) in effect on the date you submit Receipts for Stay at Home Services. Stay at Home Services and Receipts for Stay at Home Services are defined in the rider.

Once the Accelerated Benefit Pool is exhausted, the rider will terminate and you will no longer receive advance payments pursuant to the rider.

We restrict your policy value’s exposure to market risk when benefits are being paid under the this rider. We do this in several ways. First, before we begin paying any benefits under this rider, we will transfer all policy value from the variable investment accounts to the fixed account. (The amount to be transferred will be determined on the business day immediately following the date we approve a request for benefits under the rider.) In addition, you will not be permitted to transfer policy value or allocate any additional premium payment to a variable investment account while rider benefits are being paid. Your participation in any of the automatic investment plans will also be suspended during this period.

If the insured person no longer qualifies to receive periodic advance payments and your policy remains in force, you will be permitted to invest new premium payments in or transfer existing policy value to the variable investment accounts. (The restriction on transfers from the fixed account will continue to apply.)

Finally, benefits paid under this rider reduce the Death Benefit Protection Value by the same proportion as the Face Amount.

********

References to the Long-Term Care Rider (excluding the “Fee Table – Rider Charges” and the “Optional supplementary benefit riders you can add – Long Term Care Rider” sections are amended to reflect both the “Long-Term Care Rider 2018 and Long-Term Care Rider.”

Statement of Additional Information
dated July 10, 2018
for interests in
John Hancock Life Insurance Company (U.S.A.) Separate Account A
(Name of Registrant)
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(“John Hancock USA”)
(Name of Depositor)
This is a Statement of Additional Information (“SAI”). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock USA representative or by contacting our Service Office by mail at Life Post Issue, John Hancock Insurance Company, PO Box 55979, Boston, MA 02205, or telephone at 1-800-827-4546.

Description of the Depositor
Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the “Depositor.” John Hancock USA (“Depositor”) is a stock life insurance company organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. The Depositor is a licensed life insurance company in the District of Columbia and all states of the United States except New York. Until 2004, the Depositor was known as The Manufacturers Life Insurance Company (U.S.A.).
The Depositor's ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.
Description of the Registrant
Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant.” John Hancock Life Insurance Company (U.S.A.) Separate Account A (the “Registrant” or “Separate Account”), is a separate account established by the Depositor under Michigan law. The variable investment accounts shown on page 1 of the prospectus are subaccounts of the Separate Account. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Separate Account or of the Depositor.
New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.
Services
Administration of policies issued by the Depositor and of registered separate accounts organized by the Depositor may be provided by other affiliates. Neither the Depositor nor the separate accounts are assessed any charges for such services.
Custodianship and depository services for the Registrant are provided by State Street Investment Services (“State Street”). State Street’s address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts, 02111.
Independent registered public accounting firm
The statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2017 and 2016, and for each of the three years in the period ended December 31, 2017, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account A at December 31, 2017, and for each of the two years in the period ended December 31, 2017, appearing in this Prospectus and Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Principal Underwriter/Distributor
John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with the Depositor, is the principal distributor and underwriter of the securities offered through the prospectus. JH Distributors acts as the principal distributor of a number of other life insurance and annuity products we and our affiliates offer or maintain. JH Distributors also acts as the principal underwriter of John Hancock Variable Insurance Trust (the “Trust”), whose securities are used to fund certain variable investment options under the policies and under other life insurance and annuity products we offer or maintain.
JH Distributors' principal address is 601 Congress Street, Boston, MA 02210, and it also maintains offices with us at 197 Clarendon Street, Boston, MA 02116. JH Distributors is a broker-dealer registered under the Securities Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).
We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate Signator Investors, Inc. is one such broker-dealer.
The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2017, 2016, and 2015, was $94,706,904, $100,416,732, and $120,545,566, respectively. JH Distributors did not retain any of these amounts during such periods.
The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.
Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:
•	Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.
•	Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.
•	Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.
Our affiliated broker-dealer, Signator Investors, Inc., may pay its respective registered representatives additional cash incentives, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.
Additional Information About Charges
A policy will not be issued until the underwriting process has been completed to our satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.
3

Special purchase programs for eligible classes
The policy may be available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. We reserve the right to reduce any of the policy's charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. We may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.
4

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)

For the Years Ended December 31, 2017, 2016 and 2015

With Report of Independent Auditors

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Years Ended December 31, 2017, 2016 and 2015

Report of Independent Auditors

The Board of Directors and Stockholder

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) (the Company), which comprise the balance sheets as of December 31, 2017 and 2016, and the related statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2017, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services. Management also is responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2, to meet the requirements of Michigan the financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles are described in Note 2. The effects on the accompanying financial statements of these variances are not reasonably determinable but are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the effects of the matter described in the preceding paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company at December 31, 2017 and 2016, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2017.

Opinion on Statutory-Basis of Accounting

However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2017 and 2016, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2017 in conformity with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services.

/s/ Ernst & Young LLP

Boston, Massachusetts
April 4, 2018

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS—STATUTORY BASIS

	December 31,
	2017	2016

	(in millions)
Admitted assets
Cash and invested assets:
Bonds	$47,970	$45,231
Stocks:
Preferred stocks	11	25
Common stocks	1,354	1,063
Investments in affiliates	2,560	3,429
Mortgage loans on real estate	11,900	11,631
Real estate:
Company occupied	286	295
Investment properties	5,436	5,953
Cash, cash equivalents and short-term investments	4,131	3,879
Policy loans	2,726	2,722
Derivatives	9,637	10,851
Receivable for securities	16	18
Other invested assets	9,269	6,656

Total cash and invested assets	95,296	91,753
Investment income due and accrued	705	752
Premiums due and deferred	65	277
Amounts recoverable from reinsurers	163	280
Net deferred tax asset	13	177
Funds held by or deposited with reinsured companies	3,321	3,488
Other reinsurance receivable	181	200
Amounts due from affiliates	477	411
Other assets	1,435	1,407
Assets held in separate accounts	141,167	131,147

Total admitted assets	$242,823	$229,892

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS — STATUTORY BASIS – (CONTINUED)

	December 31,
	2017	2016

	(in millions)
Liabilities and capital and surplus
Liabilities:
Policy and contract obligations:
Policy reserves	$69,132	$67,125
Policyholders’ and beneficiaries funds	2,683	2,717
Consumer notes	197	201
Dividends payable to policyholders	408	422
Policy benefits in process of payment	450	526
Other amount payable on reinsurance	534	830
Other policy obligations	46	60

Total policy and contract obligations	73,450	71,881
Payable to parent and affiliates	1,645	1,436
Transfers to (from) separate account, net	(365)	(423)
Asset valuation reserve	2,106	2,106
Reinsurance in unauthorized companies	4	3
Funds withheld from unauthorized reinsurers	66	7,463
Interest maintenance reserve	2,038	1,351
Current federal income taxes payable	104	230
Derivatives	4,129	5,370
Payables for collateral on derivatives	1,973	1,907
Payables for securities	177	28
Funds held under coinsurance	7,239	138
Other general account obligations	981	1,101
Obligations related to separate accounts	141,167	131,147

Total liabilities	234,714	223,738

Capital and surplus:
Preferred stock (par value $1; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2017 and 2016)	-	-
Common stock (par value $1; 50,000,000 shares authorized; 4,728,940 and 4,728,939 shares issued and outstanding at December 31, 2017 and 2016, respectively)	5	5
Paid-in surplus	3,219	3,196
Surplus notes	585	585
Unassigned surplus	4,300	2,368

Total capital and surplus	8,109	6,154

Total liabilities and capital and surplus	$242,823	$229,892

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF OPERATIONS—STATUTORY-BASIS

	Years Ended December 31,
	2017	2016	2015

	(in millions)
Premiums and other revenues:
Life, long-term care and annuity premiums	$18,286	$13,227	$16,323
Consideration for supplementary contracts with life contingencies	176	201	140
Net investment income	4,426	4,308	4,387
Amortization of interest maintenance reserve	195	191	181
Commissions and expense allowance on reinsurance ceded	1,963	629	1,040
Reserve adjustment on reinsurance ceded	(12,621)	(7,297)	(16,494)
Separate account administrative and contract fees	1,772	1,697	1,786
Other revenue	347	434	415

Total premiums and other revenues	14,544	13,390	7,778
Benefits paid or provided:
Death, surrender and other contract benefits, net	12,693	10,220	9,762
Annuity benefits	1,788	1,622	1,796
Disability and long-term care benefits	738	664	647
Interest and adjustments on policy or deposit-type funds	(318)	94	91
Payments on supplementary contracts with life contingencies	199	191	179
Increase (decrease) in life and long-term care reserves	1,979	1,784	(2,506)

Total benefits paid or provided	17,079	14,575	9,969
Insurance expenses and other deductions:
Commissions and expense allowance on reinsurance assumed	1,091	1,049	1,289
General expenses	1,039	943	960
Insurance taxes, licenses and fees	138	171	145
Net transfers to (from) separate accounts	(8,706)	(5,581)	(6,554)
Investment income ceded	878	1,240	2,465
Other deductions	153	21	(160)

Total insurance expenses and other deductions	(5,407)	(2,157)	(1,855)
Income (loss) from operations before dividends to policyholders, federal income taxes and net realized capital gains (losses)	2,872	972	(336)
Dividends to policyholders	124	131	(36)

Income (loss) from operations before federal income taxes and net realized capital gains (losses)	2,748	841	(300)
Federal income tax expense (benefit)	446	(121)	(778)

Income (loss) from operations before net realized capital gains (losses)	2,302	962	478
Net realized capital gains (losses)	(403)	(933)	216

Net income (loss)	$1,899	$29	$694

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS—STATUTORY-BASIS

	Preferred and Common Stock	Paid-in Surplus	Surplus Notes	Unassigned Surplus (Deficit)	Total Capital and Surplus

	(in millions)
Balances at January 1, 2015	$5	$3,196	$990	$1,137	$5,328
Net income (loss)				694	694
Change in net unrealized capital gains (losses)				(394)	(394)
Change in net deferred income tax				(158)	(158)
Decrease (increase) in non-admitted assets				(43)	(43)
Decrease (increase) in asset valuation reserves				83	83
Dividend paid to Parent				(210)	(210)
Change in surplus as a result of reinsurance				107	107
Other adjustments, net			-	37	37

Balances at December 31, 2015	5	3,196	990	1,253	5,444

Net income (loss)				29	29
Change in net unrealized capital gains (losses)				569	569
Change in net deferred income tax				810	810
Decrease (increase) in non-admitted assets				(38)	(38)
Decrease (increase) in asset valuation reserves				(262)	(262)
Change in surplus as a result of reinsurance				(125)	(125)
Surplus note redemptions			(405)		(405)
Other adjustments, net			-	132	132

Balances at December 31, 2016	5	3,196	585	2,368	6,154

Net income (loss)				1,899	1,899
Change in net unrealized capital gains (losses)				1,394	1,394
Change in net deferred income tax				(726)	(726)
Decrease (increase) in non-admitted assets				191	191
Change in liability for reinsurance in unauthorized reinsurance				(1)	(1)
Capital contribution from parent	-	23			23
Dividend paid to Parent				(900)	(900)
Change in surplus as a result of reinsurance				80	80
Other adjustments, net			-	(5)	(5)

Balances at December 31, 2017	$5	$3,219	$585	$4,300	$8,109

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CASH FLOW—STATUTORY-BASIS

	Years Ended December 31,

	2017	2016	2015

	(in millions)
Operations
Premiums and other considerations collected, net of reinsurance	$18,819	$13,411	$19,961
Net investment income received	4,603	4,415	4,600
Separate account fees	1,772	1,697	1,786
Commissions and expenses allowance on reinsurance ceded	1,963	629	1,040
Miscellaneous income	374	595	2,852
Benefits and losses paid	(28,091)	(21,060)	(29,836)
Net transfers from (to) separate accounts	8,763	5,699	7,404
Commissions and expenses (paid) recovered	(3,040)	(2,873)	(5,153)
Dividends paid to policyholders	(138)	(137)	(250)
Federal and foreign income and capital gain taxes (paid) recovered	(846)	200	847

Net cash provided by (used in) operating activities	4,179	2,576	3,251

Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	19,287	20,934	19,217
Stocks	317	239	190
Mortgage loans on real estate	885	1,283	1,834
Real estate	986	1,295	8
Other invested assets	624	485	955
Derivatives	-	-	32
Net gains (losses) on cash, cash equivalents and short term investments	4	(2)	(9)

Total investment proceeds	22,103	24,234	22,227

Cost of investments acquired:
Bonds	21,195	21,880	19,734
Stocks	459	652	848
Mortgage loans on real estate	1,179	2,440	1,715
Real estate	415	446	1,155
Other invested assets	1,680	1,429	905
Derivatives	46	1,420	-

Total cost of investments acquired	24,974	28,267	24,357
Net increase (decrease) in receivable/payable for securities and collateral on derivatives	217	266	(904)
Net (increase) decrease in policy loans	(4)	932	(56)

Net cash provided by (used in) investment activities	(2,658)	(2,835)	(3,090)

Financing and miscellaneous activities
Surplus notes	-	(405)	-
Borrowed funds	(164)	(64)	(276)
Net deposits (withdrawals) on deposit-type contracts	(34)	93	(333)
Dividend paid to Parent	(900)	-	(210)
Other cash provided (applied)	(171)	(14)	(2,516)

Net cash provided by (used in) financing and miscellaneous activities	(1,269)	(390)	(3,335)

Net increase (decrease) in cash, cash equivalents and short-term investments	252	(649)	(3,174)
Cash, cash equivalents and short-term investments at beginning of year	3,879	4,528	7,702

Cash, cash equivalents and short-term investments at end of year	$4,131	$3,879	$4,528

Non-cash activities during the year:
Premium, deposit type contracts and other operating activity for New York Life (“NYL”) 2015 reinsurance transaction and other affiliate transactions, net	$33	$650	$8,357
Transfer of invested assets for NYL 2015 reinsurance transaction and other affiliates, net	16	(650)	(8,357)
Financing and other activities related to JHVT\JHLH merger and transfer with affiliates, net	(49)	-	-

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. Organization and Nature of Operations

John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company provides a wide range of financial protection and wealth management products and services to both individual and institutional customers located primarily in the United States. Through its insurance operations, the Company offers a variety of individual life insurance and individual and group long-term care insurance products that are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. The Company also offers mutual fund products and services which include a variety of retirement products to retirement plans. The Company distributes these products through multiple distribution channels, including insurance agents and affiliated brokers, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. Effective December 2, 2016, the Company discontinued new sales of its individual long-term care product. The Company is licensed to sell insurance in 49 states, the District of Columbia, Guam, Puerto Rico and the U.S. Virgin Islands.

Pursuant to a distribution agreement with the Company, John Hancock Distributors LLC (“JHD”), a registered broker-dealer and a wholly-owned subsidiary of the Company, acts as the principal underwriter of variable life contracts and other products issued by the Company.

The Company has two wholly-owned life insurance subsidiaries, John Hancock Life Insurance Company of New York (“JHNY”) and John Hancock Life & Health Insurance Company (“JHLH”) and a wholly-owned captive insurance subsidiary, Manulife (Michigan) Reassurance Company (“MMRC”).

In 2017, following receipt of regulatory approval, JHLH executed a Plan and Agreement of Merger with John Hancock Insurance Company of Vermont (“JHVT”), also a wholly-owned subsidiary of JHUSA. Effective as of October 1, 2017, JHVT merged with and into JHLH.    Prior to the JHLH/JHVT merger, JHUSA issued one common share to its parent MIC in exchange for 100% ownership of JHVT and became the common parent of both JHLH and JHVT. As a result of the merger, JHVT ceased to exist and the companies’ property and obligations became the property and obligations of JHLH.

2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known and may impact the amounts reported and disclosed herein.

Basis of Presentation

These financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services (the “Insurance Department”). The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Michigan Director of the Department of Insurance and Financial Services (the “Director”) has the authority to prescribe or permit other specific practices that deviate from prescribed practices. NAIC SAP practices differ from accounting principles generally accepted in the United States (“GAAP”) as described below.

Investments: Investments in bonds not backed by other loans are principally stated at amortized cost using the constant yield (interest) method. Bonds can also be stated at the lesser of amortized cost or fair value based on their NAIC designated rating. Non-redeemable preferred stocks, which have characteristics of equity securities, are reported at cost or lower of cost or market value as determined by the Securities Valuation Office of the NAIC (“SVO”) rating, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes. Redeemable preferred stocks, which have characteristics of debt securities and are rated as medium quality or better, are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or fair value.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

For bonds other than loan-backed and structured securities, the Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. The Company recognizes other-than-temporary impairment losses on bonds with unrealized losses when the entity does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. Declines in value due to credit difficulties are also considered to be other-than-temporarily impaired when the Company does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. The entire difference between amortized cost and fair value on such bonds with credit difficulties is recognized as an impairment loss in income.

Loan-backed and structured securities (i.e., collateralized mortgage obligations) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discounts or amortization of premiums of such securities using either the retrospective or prospective methods. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities and such securities with NAIC designations of 3-6, which are valued using the prospective method. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the present value of estimated future cash flows using the original effective interest rate inherent in the security.

Common stocks are primarily reported at fair value based on quoted market prices and the related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustment for federal income taxes. There are no restrictions on common and preferred stocks.

Insurance subsidiaries are reported at their underlying audited statutory equity. Non-insurance subsidiaries, which have significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity. Non-insurance subsidiaries, which have no significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity, plus the admitted portion of goodwill. Dividends from subsidiaries are included in net investment income. The remaining net change in the subsidiaries’ equity is included in the change in net unrealized capital gains (losses).

Realized capital gains (losses) on sales of securities are recognized using the first in, first out (“FIFO”) method. The cost basis of bonds, common and preferred stocks, and other invested assets is adjusted for impairments in value deemed to be other-than-temporary and such adjustments are reported as a component of net realized capital gains (losses).

Mortgage loans on real estate are reported at unpaid principal balances, less an allowance for impairments. Valuation allowances, if necessary, are established for mortgage loans on real estate based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable and the impairment is other-than-temporary, the mortgage loan is written down and a realized loss is recognized.

Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost, net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. Investment income and operating expenses include rent for the Company’s occupancy of Company owned properties.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost. Short-term investments include investments with maturities of one year or less and greater than three months at the date of acquisition and are principally stated at amortized cost.

Policy loans are reported at unpaid principal balances.

Derivative instruments that meet the criteria to qualify for hedge accounting are accounted for in a manner consistent with the item hedged (i.e., amortized cost or fair value with the related net unrealized capital gains (losses) reported in unassigned surplus along with any adjustment for federal income taxes). Derivative instruments that are entered into for other than hedging purposes or that do not meet the criteria to qualify for hedge accounting are accounted for at fair value, and the

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

related changes in fair value are recognized as net unrealized capital gains (losses) reported in unassigned surplus, net of any adjustments for federal income taxes. Embedded derivatives are not accounted for separately from the host contract.

Other invested assets consist of ownership interests in partnerships and limited liability companies (“LLCs”) which are carried based on the underlying audited GAAP equity, with the exception of affordable housing tax credit properties, which are carried at amortized cost. The related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustments for federal income taxes. The Company records its share of income using the most recent financial information available, which is generally on a three month lag. Depending on the timing of receipt of the audited financial statements of these other invested assets, the investee level financial data may be up to one year in arrears.

Interest Maintenance and Asset Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains (losses) on sales of fixed income investments, principally bonds and mortgage loans, and interest-related hedging activities that are attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (“IMR”) in the accompanying Balance Sheets. Realized capital gains (losses) are reported in income, net of federal income tax and transferred to the IMR. The asset valuation reserve (“AVR”) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company.

Goodwill: Goodwill is admitted subject to an aggregate limitation of 10% of the capital and surplus in the most recently filed quarterly statement, excluding electronic data processing (“EDP”) equipment, operating system software, net deferred tax assets, and net positive goodwill. Goodwill is amortized over the period the Company benefits economically, not to exceed 10 years. Goodwill held by non-insurance subsidiaries is assessed in accordance with GAAP, subject to certain limitations for holding companies and foreign insurance subsidiaries. Goodwill is reported in other invested assets in the Balance Sheets.

Separate Accounts: Separate account assets and liabilities reported in the accompanying Balance Sheets represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contract holder, rather than the Company, bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts are generally reported at fair value. The operations of the separate accounts are not included in the Statements of Operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other revenue. Fees charged to contract holders, principally mortality, policy administration, and surrender charges are included in separate account administrative and contract fees. The assets in the separate accounts are not pledged to others as collateral or otherwise restricted. For the years ended December 31, 2017, 2016 and 2015, there were no gains (losses) on transfers of assets from the general account to the separate account.

Nonadmitted Assets: Certain assets designated as nonadmitted, principally other invested assets, furniture and equipment, prepaid expenses, and other assets not specifically identified as an admitted asset within the NAIC SAP are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred.

Policy Reserves: Reserves for life, long-term care, annuity, and deposit-type contracts are developed by actuarial methods and are determined based on interest rates, mortality tables and valuation methods prescribed by the NAIC that will provide, in the aggregate, reserves that are greater than or equal to the maximum of guaranteed policy cash values or the amounts required by the Insurance Department.

•

The Company waives deduction of deferred fractional premiums on the death of lives insured and annuity contract holders and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. This includes asset adequacy testing required under NAIC Actuarial Guideline 38 Section 8D (“AG 38 8D”). The Company recorded gross reserves of $1,630 million and $635 million for the calculation required under AG 38 8D, of which $1,103 million and $345 million was ceded to Manulife Reinsurance Limited (“MRL”) under an existing coinsurance transaction at December 31, 2017 and 2016, respectively. At

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

December 31, 2017 and 2016, the Company held reserves of $1,281 million and $930 million, respectively, on insurance in-force for which gross premiums were less than net premiums according to the standard of valuation set by the State of Michigan.

•

Reserves for individual life insurance policies are maintained using the 1941, 1958, 1980, 2001 and 2017 Commissioner’s Standard Ordinary and American Experience Mortality Tables. Methods used include the net level premium method principally for policies issued prior to 1978, a modified preliminary term method, and the Commissioner’s Reserve Valuation Method.

•

Annuity and supplementary contracts with life contingency reserves are based principally on modifications of the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971, 1983, and 1994, the 1971 and 1983 Individual Annuity Mortality Tables, the A-2000 Individual Annuity Mortality Table, and the 2012 Individual Annuity Mortality Table.

•	Liabilities related to policyholder funds left on deposit with the Company are generally equal to fund balances.

•	Long-term care reserves are generally calculated using the one-year preliminary term method based on various mortality, morbidity, and lapse tables.

•

For life insurance, the calendar year exact method is used to calculate the reserve at December 31, 2017. For the reserve at December 31, 2016, the mean reserve method was used to adjust the calculated terminal reserve to the appropriate reserve. Mean reserves are determined by computing the terminal reserve for the plan and assuming annual premiums have been paid as of the valuation date. An asset is recorded for deferred premiums, net of loading, to adjust the reserve for modal premium payments. Reserves at December 31, 2017 and 2016 are calculated based on the rated age. For certain policies with substandard table ratings, substandard multiple extras are applied via the Lotter method.

•	For long-term care, the interpolated reserve method is used to adjust the calculated terminal reserve, and in addition an unearned premium reserve is held.

•

Tabular interest, tabular less actual reserve released, and tabular costs have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one percent of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the valuation year.

•

From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to unassigned surplus.

•

Reserves for variable deferred annuity contracts are calculated in accordance with NAIC Actuarial Guideline 43. The reserve is based on the worst present value of accumulated losses from the perspective of the Company. The liability is evaluated under both a standard scenario and stochastic scenario, and the Company holds the higher of the standard or stochastic values.

Reinsurance: Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

Premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves, and claim liabilities have been reported as reductions of these items.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

The Company records a liability for unsecured policy reserves ceded to reinsurers not authorized in the State of Michigan to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves. Commissions allowed by reinsurers on business ceded are reported as income when received. Investment income ceded includes separate account fee income, net investment income and realized investment and other gains (losses), which was ceded to the affiliated reinsurers. NAIC SAP prescribes that no gain be recognized upon inception of a reinsurance treaty. The initial consideration is recorded directly to unassigned surplus and released into income over the life of the treaty.

Federal Income Taxes: Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported in the Statements of Operations as federal income tax expense if resulting from operations and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within various lines within surplus. The provision for federal and foreign income taxes incurred in the Statements of Operations is different from that which would be obtained by applying the statutory federal income tax rate to income before income tax (including realized capital gains). For additional information, see the Federal Income Taxes Note for reconciliation of effective tax rate.

Participating Insurance and Policyholder Dividends: Participating business represented approximately 14% and 15% of the Company’s aggregate reserve for life contracts at December 31, 2017 and 2016, respectively. The amount of policyholders’ dividends to be paid is approved annually by the Company’s Board of Directors. Policyholder dividends are recognized when declared rather than over the term of the related policies. The determination of the amount of policyholders’ dividends is complex and varies by policy type. In general, the aggregate amount of policyholders’ dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by the Company. John Hancock Life Insurance Company (“JHLICO”) was a predecessor company that was merged into JHUSA on December 31, 2009. For additional information on the closed blocks, see the Reinsurance and Closed Block Note.

Surplus Notes: Surplus notes are reported in capital and surplus, and the interest expense is not accrued unless approved for payment by the Insurance Department.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent movements of cash and highly liquid debt investments with initial maturities of one year or less.

Premiums and Benefits: Premiums for whole, term, and universal life, long-term care, annuity policies, and group annuity contracts with any mortality and morbidity risk are recognized as revenue when due. Revenues for universal life and annuity policies with mortality or morbidity risk, except for term certain supplementary contracts, consist of the entire premium received. Premiums received for variable universal life, as well as annuity policies and group annuity contracts without mortality or morbidity risk are recorded using deposit accounting and are credited directly to an appropriate policy reserve account, without recognizing premium revenue. Benefits incurred represent the total of death benefits paid, annuity benefits paid and the change in policy reserves.

Policy and Contract Claims: Policy and contract claims are determined on an individual-case basis for reported losses. Estimates of incurred but not reported losses are developed on the basis of past experience.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives knowledge of an insurance insolvency.

Variances Between NAIC SAP and GAAP: The more significant variances from GAAP are: (a) bonds would generally be reported at fair value; (b) changes in the fair value of derivative financial instruments would generally be reported as revenue unless deemed an effective hedge; (c) embedded derivatives would be bifurcated from the underlying contract or security and accounted for separately at fair value; (d) income recognition on partnerships and LLCs, which are accounted for under the equity method, would not be limited to the amount of cash distribution; (e) majority-owned noninsurance subsidiaries, variable interest entities where the Company is the primary beneficiary, and certain other controlled entities would be consolidated; (f) changes in the balances of deferred income taxes would generally be included in net income; (g) market value adjusted (“MVA”) annuity products would be reported in the general account of the Company; (h) all assets, subject to valuation allowances, would be recognized; (i) reserves would generally be based upon the net level premium method or the

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

estimated gross margin method with estimates of future mortality, morbidity, persistency and interest; (j) reinsurance ceded, unearned ceded premium and unpaid ceded claims would be reported as an asset; (k) AVR and IMR would not be recorded; (l) changes to the mortgage loan valuation allowance would be reported in income; (m) surplus notes would be reported as liabilities; (n) premiums received in excess of policy charges for universal life and annuity policies would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values; (o) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring new business are charged to current operations as incurred, would generally be capitalized and amortized based on profit emergence over the expected life of the policies or over the premium payment period; and (p) changes in unrealized capital gains (losses) and foreign currency translations would be presented as other comprehensive income.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined, but are presumed to be material.

3. Permitted Statutory Accounting Practices

The financial statements of the Company are presented in conformity with accounting practices prescribed or permitted by the Insurance Department.

For determining the Company’s solvency under the State of Michigan’s insurance laws and regulations, the Insurance Department recognizes only statutory accounting practices prescribed or permitted by the State of Michigan for determining and reporting the financial condition and results of operations of the Company. NAIC SAP has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Director has the authority to prescribe or permit other specific practices that deviate from prescribed practices.

As of December 31, 2017 and 2016, the Director had not prescribed or permitted the Company to use any accounting practices that would result in the Company’s income or financial position to deviate from NAIC SAP.

4. Accounting Changes

Accounting changes adopted to conform to the provisions of NAIC SAP are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of unassigned surplus at the beginning of the year and the amount of unassigned surplus that would have been reported at that date if the new accounting principle had been applied retrospectively.

John Hancock Subsidiaries, LLC (“JHS”) is a wholly-owned subsidiary of the Company. During 2017, the Company reclassified its investment in JHS of $1.3 billion from Stocks — Investments in affiliates to Other invested assets. This reclassification was the result of a change in accounting principle and had no material impact on the Company’s financial position, results of operations, and financial statement disclosures.

Adoption of New Accounting Standards

In March 2015, the NAIC adopted revisions to Statement of Statutory Accounting Principles (“SSAP”) No. 1, Disclosure of Accounting Policies, Risks and Uncertainties and Other Disclosures (“SSAP 1”) regarding management’s assessment of an entity’s ability to continue as a going concern. The pronouncement requires management to assess the entity’s ability to continue as a going concern, and provide footnote disclosures when conditions give rise to substantial doubt about an entity’s ability to continue as a going concern within one year from the financial statement issuance date. The new guidance was effective December 31, 2016. The guidance had no impact on the Company’s financial position, results of operations, and financial statement disclosures.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

4. Accounting Changes - (continued)

Future Adoption of New Accounting Standards

In August, 2016, the NAIC adopted substantive revisions to SSAP No. 51 – Life Contracts in order to allow principle-based reserving (“PBR”) for life insurance contracts as specified in the Valuation Manual. Current statutory accounting guidance refers to existing model laws for reserving guidance which are primarily based on formulaic methodology. Also, in June 2016, the NAIC adopted updates to Appendix A-820: Minimum Life and Annuity Reserve Standards as part of the PBR project, which incorporate relevant aspects of the 2009 revisions to the Standard Valuation Law (Model #820) into Appendix A-820. The effective date is January 1, 2017 and companies are allowed to defer adoption for three years until January 1, 2020. The Company plans to implement PBR prior to January 1, 2020 and is currently assessing the impact of these revisions on its financial statements. Adoption will be on a prospective basis for policies issued on or after the adoption date, therefore, we expect no impact to surplus upon adoption.

In March 2017, the NAIC made substantive revisions to SSAP No. 69 – Statement of Cash Flow to adopt ASU 2016-15 Statement of Cash Flows: Classification of Certain Cash Receipts and Cash Payments as issued by the FASB, without modifications. The revisions clarified the classification of eight specific cash flow issues with the objective of reducing diversity in practice. The amendment is to be applied retrospectively, effective for fiscal years beginning after December 15, 2018 and interim periods within those years. Early adoption is permitted. The Company will adopt the amendment in 2019 and is currently assessing the impact of these revisions on its financial statements.

In August 2017, the NAIC adopted non-substantive revisions to SSAP No. 69 – Statement of Cash Flow to adopt ASU 2016-18 Statement of Cash Flows: Restricted Cash as issued by the FASB. The revision clarifies that restricted cash and cash equivalents shall not be reported as operating, investing or financing activities, but shall be reported with cash and cash equivalents when reconciling beginning and ending amounts on the cash flow statement. A consequential change was incorporated in SSAP No. 1 – Accounting Policies, Risks & Uncertainties and Other Disclosures to ensure information on restricted cash, cash equivalents and short-term investments is reported in the restricted asset disclosure. The revision is effective December 31, 2019, to be adopted retrospectively to allow for comparative cash flow statements. Early adoption is permitted. The Company will adopt the amendment in 2019 and is currently assessing the impact of these revisions on its financial statements.

Reconciliation Between Audited Financial Statements and NAIC Annual Statements

There were no differences in net income (loss) or capital and surplus between the audited financial statements and the NAIC statements as filed as of and for the years ended December 31, 2017, 2016 and 2015.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments

Bonds

The carrying value and fair value of the Company’s investments in bonds are summarized as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2017:
U.S. government and agencies	$5,382	$153	$(78)	$5,457
States and political subdivisions	2,713	548	(3)	3,258
Foreign governments	2,467	87	(17)	2,537
Corporate bonds	31,028	3,455	(77)	34,406
Mortgage-backed and asset-backed securities	6,380	430	(28)	6,782

Total bonds	$47,970	$4,673	$(203)	$52,440

December 31, 2016:
U.S. government and agencies	$4,896	$240	$(96)	$5,040
States and political subdivisions	2,625	431	(19)	3,037
Foreign governments	2,683	124	(13)	2,794
Corporate bonds	28,746	2,442	(306)	30,882
Mortgage-backed and asset-backed securities	6,281	382	(61)	6,602

Total bonds	$45,231	$3,619	$(495)	$48,355

A summary of the carrying value and fair value of the Company’s investments in bonds at December 31, 2017, by contractual maturity, is as follows:

	Carrying Value	Fair Value

	(in millions)
Due in one year or less	$752	$762
Due after one year through five years	7,309	7,406
Due after five years through ten years	6,689	6,938
Due after ten years	26,840	30,552
Mortgage-backed and asset-backed securities	6,380	6,782

Total	$47,970	$52,440

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the carrying value or fair value, as applicable, of the pledged or deposited assets:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

	December 31,
	2017	2016

	(in millions)
At fair value:
Bonds pledged in support of over-the-counter derivative instruments	$135	$317
Bonds pledged in support of exchange-traded futures	364	533
Bonds and cash pledged in support of cleared interest rate swaps	192	278

Total fair value	$691	$1,128

At carrying value:
Bonds on deposit with government authorities	$16	$15
Mortgage loans pledged in support of real estate	2	16
Bonds held in trust	93	93
Pledged collateral under reinsurance agreements	4,187	4,101

Total carrying value	$4,298	$4,225

At December 31, 2017 and 2016, the Company held below investment grade corporate bonds of $2,238 million and $2,626 million, with an aggregate fair value of $2,412 million and $2,803 million, respectively. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds.

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where there is evidence of impairment or a significant unrealized loss at the Balance Sheet date. Generally, securities with market value less than 60 percent of amortized cost for six months or more indicate an impairment is present. Accordingly, securities in this category are normally deemed impaired unless there is clear evidence they should not be impaired. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Transaction and Portfolio Review Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security, other than loan-backed and structured securities, is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income. For loan-backed and structured securities in an unrealized loss position, where the Company does not intend to sell or is not likely to be required to sell the security, the Company calculates an other-than-temporary impairment loss by subtracting the net present value of the projected future cash flows of the security from the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions. The cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates, and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

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5. Investments - (continued)

issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to income in a future period.

The following tables disclose the impact of Other-Than-Temporary Impairments (OTTI) on Carrying Values (CV), including the Net Present Value (NPV) of Projected Cash Flows (CF) less than Book Value (BV) by CUSIP:

Year Ended December 31, 2017

CUSIP#	CV Before OTTI	NPV of Projected CFs	Credit OTTI Recognized in Loss	CV After OTTI	Fair Value

671451CZ0	$2	$-	$2	$-	$-
	-	-	-	-	-

Total	$2	$-	$2	$-	$-

At December 31, 2016, the Company had no Other-Than-Temporary Impairments (OTTI) on Carrying Values (CV), including the Net Present Value (NPV) of Projected Cash Flows (CF) less than Book Value (BV).

When a decline in fair value is other-than-temporary, an impairment loss is recognized as a realized loss equal to the entire difference between the bond’s carrying value or amortized cost and its fair value.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

The following table shows gross unrealized losses and fair values of bonds, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 months		12 months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

			(in millions)
December 31, 2017:
U.S. government and agencies	$2,805	$(18)	$1,137	$(60)	$3,942	$(78)
States and political subdivisions	45	-	62	(3)	107	(3)
Foreign governments	27	-	43	(17)	70	(17)
Corporate bonds	2,028	(14)	2,534	(63)	4,562	(77)
Mortgage-backed and asset-backed securities	540	(3)	772	(25)	1,312	(28)
Total	$5,445	$(35)	$4,548	$(168)	$9,993	$(203)

	Less than 12 months		12 months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

			(in millions)
December 31, 2016:
U.S. government and agencies	$2,087	$(96)	$-	$-	$2,087	$(96)
States and political subdivisions	286	(10)	32	(9)	318	(19)
Foreign governments	49	(1)	46	(12)	95	(13)
Corporate bonds	6,470	(218)	1,046	(88)	7,516	(306)
Mortgage-backed and asset-backed securities	1,401	(42)	149	(19)	1,550	(61)
Total	$10,293	$(367)	$1,273	$(128)	$11,566	$(495)

At December 31, 2017 and 2016, there were 483 and 626 bonds that had a gross unrealized loss, of which the single largest unrealized loss was $40 million and $51 million, respectively. The Company anticipates that these bonds will perform in accordance with their contractual terms and the Company currently has the ability and intent to hold these bonds until they recover or mature. Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns.

For the years ended December 31, 2017, 2016 and 2015, realized capital losses include $3 million, $61 million, and $28 million related to bonds that have experienced an other-than-temporary decline in value and were comprised of 4, 8, and 13 securities, respectively. These are primarily made up of impairments on public and private bonds and sub-prime mortgage-backed securities.

The total recorded investment in restructured corporate bonds at December 31, 2017, 2016 and 2015 was $3 million, $16 million, and $18 million, respectively. There were 1, 2, and 0 restructured corporate bonds for which an impairment was recognized during 2017, 2016 and 2015, respectively. The Company accrues interest income on impaired securities to the

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

The sales of investments in bonds resulted in the following:

	Years Ended December 31,
	2017	2016	2015

	(in millions)
Proceeds	$17,663	$20,018	$17,078
Realized gross gains	557	524	500
Realized gross losses	(33)	(112)	(123)

The Company had no nonadmitted accrued investment income from bonds (unaffiliated) at December 31, 2017 and 2016.

Affiliate Transactions

In 2017, the Company sold certain private placements to an affiliate, The Manufacturers Life Insurance Company Bermuda branch (“MLI Bermuda”). These private placements had a book value of $208 million and fair value of $226 million. The Company recognized $18 million in pre-tax realized gains before transfer to the interest maintenance reserve (“IMR”).

In 2017, the Company sold certain bonds to an affiliate, Manulife Reinsurance Bermuda Limited (“MRBL”). These bonds had a book value of $204 million and fair value of $227 million. The Company recognized $23 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to an affiliate, JHLH. These bonds had a book value of $263 million and fair value of $304 million. The Company recognized $41 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to an affiliate, John Hancock Reassurance Company Limited (“JHRECO”). These bonds had a book value of $172 million and fair value of $200 million. The Company recognized $28 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to its indirect parent, MLI. These bonds had a book value of $448 million and fair value of $521 million. The Company recognized $73 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to an affiliate, Manulife Securities Ltd Partner (“MSLP”). These bonds had a book value of $412 million and fair value of $435 million. The Company recognized $23 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company acquired at fair value, certain bonds from an affiliate, JHLH, for $177 million.

In 2017, the Company acquired at fair value, certain bonds from an affiliate, MRBL, for $100 million.

In 2016, the Company transferred certain bonds to an affiliate, JHRECO, in lieu of a reinsurance cash settlement. These bonds had a book value of $676 million and fair value of $751 million. The Company recognized $75 million in pre-tax realized gains before transfer to the IMR.

In 2016, the Company sold certain bonds to an affiliate, Manulife Financial Singapore (“MLS”). These bonds had a book value of $93 million and fair value of $100 million. The Company recognized $7 million in pre-tax realized gains before transfer to the IMR.

In 2016, the Company sold certain bonds to an affiliate, Manubank (“MB”). These bonds had a book value of $12 million and fair value of $12 million. The Company did not recognize any pre-tax realized gains or losses before transfer to the IMR.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

In 2016, the Company sold certain bonds to an affiliate Manulife International Ltd (“MIL”). These bonds had a book value of $67 million and fair value of $75 million. The Company recognized $8 million in pre-tax realized gains before transfer to the IMR.

In 2016, the Company sold certain bonds to an affiliate MLRL. These bonds had a book value of $25 million and fair value of $29 million. The Company recognized $4 million in pre-tax realized gains before transfer to the IMR.

In 2016, the Company sold certain bonds to an affiliate Manulife Reinsurance Ltd Partner (“MRLP”). These bonds had a book value of $211 million and fair value of $221 million. The Company recognized $10 million in pre-tax realized gains before transfer to the IMR.

In 2016, the Company received, at fair value, certain bonds from an affiliate, JHNY in lieu of reinsurance cash settlement, for $26 million.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, JHNY, for $343 million.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, MIL, for $60 million.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, MLRL, for $29 million.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, MLS, for $21 million.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, JHLH, for $140 million.

In 2015, the Company transferred certain bonds to an affiliate, JHRECO in lieu of a reinsurance cash settlement. These bonds had a book value of $537 million and fair value of $609 million. The Company recognized $72 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company sold certain bonds to an affiliate, MLI Bermuda. These bonds had a book value of $270 million and fair value of $284 million at the date of the transaction. The Company recognized $15 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company sold certain bonds to an affiliate, Manufacturers International Limited (Hong Kong) (“MILHK”). These bonds had a book value of $298 million and fair value of $332 million at the date of the transaction. The Company recognized $33 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company sold certain bonds to an affiliate, MLS. These bonds had a book value of $135 million and fair value of $147 million at the date of the transaction. The Company recognized $12 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company sold certain bonds with an affiliate, Manulife Japan (“MLJ”). These bonds had a net book value of $224 million and fair value of $248 million at the date of the transaction. The Company recognized $24 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company acquired, at fair value, certain bonds from an affiliate, JHNY, for $152 million.

In 2015, the Company acquired, at fair value, certain bonds from an affiliate, JHLH, for $282 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Preferred and Common Stocks

Cost and Fair Value of the Company’s investments in Preferred and Common Stocks are summarized as follow:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2017:
Preferred stocks:
Nonaffiliated	$11	$3	$-	$14
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	1,131	235	(12)	1,354
Affiliates*	1,589	971	-	2,560

Total stocks	$2,731	$1,209	$(12)	$3,928

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2016:
Preferred stocks:
Nonaffiliated	$25	$15	$-	$40
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	949	126	(12)	1,063
Affiliates*	1,387	2,042	-	3,429

Total stocks	$2,361	$2,183	$(12)	$4,532

*	Affiliates - fair value represents the carrying value

At December 31, 2017 and 2016, there were 136 and 192 nonaffiliated equity securities that had a gross unrealized loss excluding securities that have been written down to zero. The single largest unrealized loss was $3 million and $3 million at December 31, 2017 and 2016, respectively. The Company anticipates that these equity securities will recover in value in the near term.

The Company has a process in place to identify equity securities that could potentially have an impairment that is other-than-temporary. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer; and (3) the Company’s ability and intent to hold the security until it recovers. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income.

For the years ended December 31, 2017, 2016 and 2015, realized capital losses include $2 million, $24 million, $4 million and related to preferred and common stocks that have experienced an other-than-temporary decline in value and were comprised of 81, 108, and 115 securities, respectively. These are primarily made up of impairments on public and private common stocks.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Affiliate Transactions

In 2017, the Company acquired at fair value, certain common stocks from an affiliate, JHLH, for $43 million.

Mortgage Loans on Real Estate

At December 31, 2017 and 2016, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits, and monitoring procedures.

December 31, 2017:

Property Type	Carrying Value	Geographic Concentration	Carrying Value

	(in millions)		(in millions)
Apartments	$2,560	East North Central	$1,574
Industrial	907	East South Central	187
Office buildings	3,168	Middle Atlantic	1,868
Retail	3,652	Mountain	527
Agricultural	139	New England	579
Agribusiness	303	Pacific	3,604
Mixed use	22	South Atlantic	2,449
Other	1,163	West North Central	384
		West South Central	660
		Canada / Other	82
Allowance	(14)	Allowance	(14)

Total mortgage loans on real estate	$11,900	Total mortgage loans on real estate	$11,900

December 31, 2016:

Property Type	Carrying Value	Geographic Concentration	Carrying Value

	(in millions)		(in millions)
Apartments	$2,501	East North Central	$1,554
Industrial	872	East South Central	167
Office buildings	3,064	Middle Atlantic	1,856
Retail	3,538	Mountain	531
Agricultural	157	New England	572
Agribusiness	424	Pacific	3,581
Mixed use	22	South Atlantic	2,381
Other	1,060	West North Central	399
		West South Central	511
		Canada / Other	86
Allowance	(7)	Allowance	(7)

Total mortgage loans on real estate	$11,631	Total mortgage loans on real estate	$11,631

The aggregate mortgages outstanding to any one borrower do not exceed $342 million.

During 2017, the respective maximum and minimum lending rates for mortgage loans issued were 4.60% and 4.15% for agricultural loans and 5.75% and 3.49% for commercial loans. The Company issued no purchase money mortgages in 2017 and 2016. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed, or purchase money mortgages does not exceed 75%. Impaired mortgage loans without an allowance for credit losses were $0 million, $0 million, and $0 million at December 31, 2017, 2016 and 2015, respectively. The average recorded investment in impaired loans was $31 million, $25 million, and $34 million at December 31, 2017, 2016 and 2015, respectively. The

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Company recognized $0 million, $1 million, and $2 million of interest income during the period the loans were impaired for the years ended December 31, 2017, 2016 and 2015, respectively.

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans. There are no contractual commitments made to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings. The Company accrues interest income on impaired loans to the extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (“IRR”). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2017	2016

	(in millions)
AAA	$250	$232
AA	2,842	2,678
A	5,585	5,555
BBB	3,095	3,037
BB	98	111
B and lower and unrated	30	18

Total	$11,900	$11,631

Affiliate Transactions

In 2017, the Company transferred two mortgages to an affiliate, Clarendon Real Estate, LLC (“CRE LLC”). The mortgages had a book value of $7 million and fair value of $7 million at the date of the transaction. The Company did not recognize any pre-tax realized gains or losses before transfer to the IMR.

In 2015, the Company sold certain mortgages to an affiliate, JHNY. These mortgages had a book value of $67 million and fair value of $73 million at the date of the transaction. The Company recognized $5 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company sold certain mortgages to an affiliate, JHLH. These mortgages had a book value of $2 million and fair value of $2 million at the date of the transaction. The Company did not recognize any pre-tax realized gains or losses before transfer to the IMR.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Real Estate

The composition of the Company’s investment in real estate is summarized as follows:

	December 31,
	2017	2016

	(in millions)
Properties occupied by the company	$396	$392
Properties held for the production of income	6,086	6,150
Properties held for sale	-	395
Less accumulated depreciation	(760)	(689)

Total	$5,722	$6,248

The Company recorded $0 million, $38 million, and $0 million of impairments on real estate investments during the years ended December 31, 2017, 2016 and 2015, respectively.

In 2017, the Company entered into an arrangement to sell four real estate properties to Hancock U.S Real Estate Fund, LP. These properties had a book value of $325 million and fair value of $471 million, resulting in pre-tax realized gains of $135 million and a deferred gain of $10 million. As part of this arrangement, the Company also committed approximately $44 million for an 11.7% equity interest in the fund.

On May 20, 2016, the Company entered into an arrangement to sell three real estate properties to Manulife U.S. Real Estate Investment Trust (“REIT”) for $777 million. These properties had a book value of $524 million and fair value of $769 million. Approximately 62% of the $245 million gain from operations was ceded to an affiliate reinsurer. The Company recognized an after-tax gain, after reinsurance of $60 million.

Other Invested Assets

The Company had no investments in partnerships or LLCs that exceed 10% of its admitted assets at December 31, 2017 and 2016.

Other invested assets primarily consist of investments in partnerships and LLCs. The Company recorded $0 million, $99 million, and $120 million of impairments on partnerships and LLCs during the years ended December 31, 2017, 2016 and 2015, respectively. These impairments are based on significant judgement by the Company in determining whether the objective evidence of other-than-temporary impairment exists. The Company considers relevant facts and circumstances in evaluating whether the impairment of an other invested asset is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the investee; (3) the Company’s ability and intent to hold the other invested asset until it recovers. To the extent the Company determines that an other invested asset is deemed to be other-than-temporarily impaired, the difference between book and fair value would be charged to income.

Other

The subprime lending sector, also referred to as B-paper, near-prime, or second chance lending, is the sector of the mortgage lending industry which lends to borrowers who do not qualify for prime market interest rates because of poor or insufficient credit history.

For purposes of this disclosure, subprime exposure is defined as the potential for financial loss through direct investment, indirect investment, or underwriting risk associated with risk from the subprime lending sector. For purposes of this note, subprime exposure is not limited solely to the risk associated with holding direct mortgage loans, but also includes any indirect risk through investments in asset-backed or structured securities, hedge funds, common stock, subsidiaries and affiliates, and insurance product issuance.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Although it can be difficult to determine the indirect risk exposures, it should be noted that not only does it include expected losses, it also includes the potential for losses that could occur due to significantly depressed fair value of the related assets in an illiquid market.

The Company had no direct exposure through investments in subprime mortgage loans as of December 31, 2017 or 2016.

Management considers several factors when classifying a structured finance or residential mortgage-backed security holding as “subprime” or placing a security in the highest risk category. These factors include the transaction’s weighted average FICO or credit score, loan-to-value ratio (LTV), geographic composition, lien position, loan purpose, and loan documentation.

The Company has entered into certain repurchase agreements with an aggregate carrying value of $0 million and $0 million as of December 31, 2017 and 2016, respectively. For such agreements, the Company agrees to a specified term, price, and interest rate through the date of the repurchase.

The Company established a facility with an affiliate, MRBL whereby cash collateral can be received under a repurchase agreement program. There was no repurchase agreement activity in 2017.

For securities lending transactions, the Company’s policy is to require a minimum of 102% of the fair value of securities loaned to be maintained as collateral. Positions are marked to market and adjusted on a daily basis to ensure the 102% margin requirement is maintained. There were no securities on loan as of December 31, 2017 or 2016.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Net Investment Income and Net Realized and Other Gains (Losses)

Major categories of the Company’s net investment income are summarized as follows:

	2017	2016	2015

	(in millions)
Income:
Bonds	$2,146	$2,232	$2,231
Preferred stocks	-	-	-
Common stocks	23	225	372
Mortgage loans on real estate	610	609	670
Real estate	704	762	722
Policy loans	176	167	190
Cash, cash equivalents and short-term investments	33	18	8
Other invested assets	1,014	506	466
Derivatives	483	594	520
Other income	12	30	27

Total investment income	5,201	5,143	5,206
Expenses
Investment expenses	(509)	(529)	(533)
Investment taxes, licenses and fees, excluding federal income taxes	(93)	(94)	(84)
Investment interest expense	(50)	(82)	(84)
Depreciation on real estate and other invested assets	(123)	(130)	(118)

Total investment expenses	(775)	(835)	(819)

Net investment income	$4,426	$4,308	$4,387

Realized capital gains (losses) and amounts transferred to the IMR are as follows:

	2017	2016	2015

	(in millions)
Realized capital gains (losses)	$722	$(494)	$965
Less amount transferred to the IMR (net of related tax benefit (expense) of $(475) in 2017, $31 in 2016, and $(138) in 2015)	882	(57)	256

Realized capital gains (losses) before tax	(160)	(437)	709
Less federal income taxes on realized capital gains (losses) before effect of transfer to the IMR	243	496	493

Net realized capital gains (losses)	$(403)	$(933)	$216

6. Derivatives

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, credit, equity price movements, indices or other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. The Company uses derivatives including swaps, forward and futures agreements, floors, and options to manage current and anticipated exposures to changes in interest rates, foreign exchange rates, credit and equity market prices.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

Over-the-counter (“OTC”) swaps are contractual agreements between the Company and a counterparty to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency. Cross currency swaps involve the exchange of principal amounts between parties as well as the exchange of interest payments in one currency for the receipt of interest payments in another currency. Total return swaps are contracts that involve the exchange of payments based on changes in the values of a reference asset, including any returns such as interest earned on these assets, in return for amounts based on reference rates specified in the contract.

Cleared interest rate swaps are contractual agreements between the Company and a counterparty whereby the transaction must be cleared through a central clearing house, and subject to mandatory margin and reporting requirements.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument or foreign currency on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Interest rate floors are contracts with counterparties which require payment of a premium for the right to receive payments when the market interest rate on specified future dates falls below the agreed upon strike price. Interest rate treasury lock contracts are customized agreements securing current interest rates on Treasury securities for payment on a future date.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time.

Swaptions are contractual agreements whereby the holder has the right, but not obligation, to enter into a given swap agreement on a specified future date.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, OTC interest rate swap agreements, cleared interest rate swap agreements, swaptions, and interest rate treasury locks as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements in effective cash flow and fair value hedge accounting relationships. These derivatives hedge the variable cash flows associated with certain floating-rate bonds, as well as, future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These derivatives reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. For its fair value hedging relationships, the Company uses interest rate swap agreements and interest rate treasury locks to hedge the risk of changes in fair value of existing fixed rate assets and liabilities arising from changes in benchmark interest rates.

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in other hedging relationships.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes. The Company utilizes inflation swaps in effective hedge accounting relationships and other hedging relationships.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in other hedging relationships.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

The Company also uses interest rate floors and swaptions primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate floors in other hedging relationships.

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps, foreign currency forwards, and foreign currency futures are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency rate swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in effective hedge accounting relationships and other hedging relationships.

Foreign currency futures are contractual obligations to buy or sell a foreign currency on a predetermined future date at a specified price. These contracts are standardized contracts traded on an exchange. The Company utilizes foreign exchange futures in other hedging relationships.

Equity Market Contracts. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in effective hedge accounting relationships and other hedging relationships.

Equity index options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) an underlying equity market index on or before a specified future date at a specified price. The Company utilizes equity index options that are exchange-traded in other hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in other hedging relationships.

Credit Contracts. The Company manages credit risk through the issuance of credit default swaps (“CDS”). A CDS is a derivative instrument representing an agreement between two parties to exchange the credit risk of a single specified entity or an index based on the credit risk of a group of entities (all commonly referred to as the “reference entity” or a portfolio of “reference entities”), in return for a periodic premium. CDS contracts typically have a five-year term.

Replication Synthetic Assets. Replication synthetic asset transactions (“RSATs”) are derivative transactions made in combination with a cash instrument in order to reproduce the investment characteristic of an otherwise permissible investment. The Company uses interest rate swaps and credit default swaps in these transactions when direct investments are either too expensive to acquire or otherwise unavailable in the market. Such derivatives can only be RSATs and not hedging vehicles.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in effective hedge accounting relationships, other hedging relationships, and RSATs:

		December 31, 2017
		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

		(in millions)
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$1,870	$-	$2	$308	$128
	Foreign currency swaps	45	-	9	-	15

Cash flow hedges	Interest rate swaps	8,116	-	-	896	283
	Foreign currency swaps	1,549	78	45	295	268
	Foreign currency forwards	132	-	-	-	3
	Interest rate treasury locks	880	-	-	58	-
	Equity total return swaps	36	-	-	9	-

Total Derivatives in Effective Hedge Accounting Relationships		$12,628	$78	$56	$1,566	$697

Other Hedging Relationships
	Interest rate swaps	$121,799	$8,284	$4,041	$8,284	$4,041
	Interest rate treasury locks	10,728	630	13	630	13
	Interest rate options	8,014	247	-	247	-
	Interest rate futures	-	-	-	-	-
	Foreign currency swaps	322	57	13	57	13
	Foreign currency forwards	535	2	5	2	5
	Foreign currency futures	-	-	-	-	-
	Equity total return swaps	100	20	-	20	-
	Equity index options	4,113	319	1	319	1
	Equity index futures	-	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$145,611	$9,559	$4,073	$9,559	$4,073

Replication Synthetic Asset Transactions
	Interest rate swaps	$3,135	$-	$-	$98	$102
	Credit default swaps	30	-	-	-	-

Total Derivatives in Replication Synthetic Asset Transactions		$3,165	$-	$-	$98	$102

Total Derivatives		$161,404	$9,637	$4,129	$11,223	$4,872

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

		December 31, 2016
		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

		(in millions)
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$2,982	$-	$-	$398	$177
	Foreign currency swaps	63	1	8	-	16

Cash flow hedges	Interest rate swaps	9,443	-	-	1,164	282
	Foreign currency swaps	1,550	143	79	375	316
	Foreign currency forwards	209	-	-	-	17
	Equity total return swaps	33	-	-	11	-

Total Derivatives in Effective Hedge Accounting Relationships		$14,280	$144	$87	$1,948	$808

Other Hedging Relationships
	Interest rate swaps	$122,946	$9,855	$4,808	$9,855	$4,808
	Interest rate treasury locks	10,579	243	467	243	467
	Interest rate options	6,994	280	-	280	-
	Interest rate futures	-	-	-	-	-
	Foreign currency swaps	322	78	5	78	5
	Foreign currency forwards	77	8	-	8	-
	Foreign currency futures	-	-	-	-	-
	Equity total return swaps	140	10	3	10	3
	Equity index options	3,428	232	-	232	-
	Equity index futures	-	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$144,486	$10,706	$5,283	$10,706	$5,283

Replication Synthetic Asset Transactions
	Interest rate swaps	$3,135	$-	$-	$86	$115
	Credit default swaps	65	1	-	1	-

Total Derivatives in Replication Synthetic Asset Transactions		$3,200	$1	$-	$87	$115

Total Derivatives		$161,966	$10,851	$5,370	$12,741	$6,206

Hedging Relationships

The Company generally does not enter into derivative contracts for speculative purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting and are reported in a manner consistent with the hedged asset or liability. For the years ended December 31, 2017, 2016 and 2015, respectively, the Company recorded unrealized gains (losses) of $ 402 million, $ 436 million, and ($ 33) million, respectively, related to derivatives that no longer qualify for hedge accounting.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps and currency forwards to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

Cash Flow Hedges. The Company uses interest rate swaps and interest rate treasury locks to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

For the year ended December 31, 2017, all of the Company’s hedged forecast transactions qualified as cash flow hedges and no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

The maximum time frame for which variable cash flows are hedged is 29 years.

Derivatives Not Designated as Hedging Instruments or RSAT Relationships. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, and interest rate futures contracts to manage interest rate risk, total return swap agreements to manage equity risk, and CDS to manage credit risk. The Company also uses interest rate treasury locks and interest rate floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Interest rate floor agreements hedge the interest rate risk associated with minimum interest rate guarantees in certain life insurance and annuity businesses.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. The Company manages a hedging program to reduce its exposure to certain contracts with the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), equity index options, and U.S. Treasury futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

The Company also has a macro equity risk hedging program using equity and currency futures, as well as equity index options. This program is designed to reduce the Company’s overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

The Company uses foreign currency swaps and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

For the years ended December 31, 2017, 2016 and 2015 net gains and losses related to derivatives in other hedging relationships were recognized by the Company, and the components were recorded in net unrealized and net realized gains (losses) as follows:

	Years ended December 31,
	2017	2016	2015

	(in millions)
Other Hedging Relationships
Net unrealized capital gain (loss):
Interest rate swaps	$(805)	$773	$367
Interest rate treasury locks	841	(435)	(728)
Interest rate options	(73)	(8)	16
Foreign currency swaps	6	(31)	-
Foreign currency forwards	(11)	-	5
Equity total return swaps	3	(4)	2
Equity index options	102	68	(76)
Credit default swaps	-	-	-

Total net unrealized capital gain (loss)	$63	$363	$(414)

Net realized capital gain (loss):
Interest rate swaps	$874	$(490)	$(495)
Interest rate treasury locks	34	342	446
Interest rate options	(3)	-	-
Interest rate futures	273	(23)	(25)
Foreign currency swaps	4	3	4
Foreign currency forwards	16	24	26
Foreign currency futures	(111)	94	99
Equity total return swaps	(9)	(9)	11
Equity index options	22	(98)	(18)
Equity index futures	(1,104)	(1,007)	(42)
Credit default swaps	-	-	-
Commodity futures	-	-	-

Total net realized capital gain (loss)	$(4)	$(1,164)	$6

Total gain (loss) from derivatives in other hedging relationships	$59	$(801)	$(408)

The Company also deferred net realized gains (losses) of $ 872 million, ($ 526) million, and ($ 495) million (including $ 874 million, ($ 490) million, and ($ 495) million of gains (losses) for derivatives in other hedging relationships, respectively) related to interest rates for the years ended December 31, 2017, 2016 and 2015, respectively. Deferred net realized gains and losses are reported in IMR and amortized over the remaining period to expiration date.

Credit Default Swaps

The Company replicates exposure to specific issuers by selling credit protection via CDS in order to complement its cash bond investing. The Company does not employ leverage in its CDS program and therefore, does not write CDS protection in excess of its government bond holdings.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

The following table provides details of the CDS protection sold by type of contract and external agency rating for the underlying reference security, as of December 31, 2017 and 2016, respectively

	December 31, 2017			December 31, 2016

	Notional Amount[2]	Fair Value	Weighted average maturity (in years)[3]	Notional Amount[2]	Fair Value	Weighted average maturity (in years)[3]

	(in millions)
Single name CDS[1]
Corporate debt
AAA	$10	$-	1	$10	$-	2
AA	10	-	-	10	-	1
A	10	-	1	45	1	1
BBB	-	-	-	-	-	-

Total CDS protection sold	$30	$-		$65	$1

1	The rating agency designations are based on S&P where available followed by Moody’s, Dominion Bond Rating Services (DBRS), and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.
2	Notional amount represents the maximum future payments the Company would have to pay its counterparties assuming a default of the underlying credit and zero recovery on the underlying issuer obligation.
3	The weighted average maturity of the CDS is weighted based on notional amounts.

The Company holds no purchased credit protection at December 31, 2017 and 2016. The average credit rating of the counterparties guaranteeing the underlying credits is A and the weighted average maturity is 1 year.

Credit Risk

The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its OTC derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2017 and 2016, the Company accepted collateral consisting of cash of $ 1,973 million and $ 1,907 million, and various securities with a fair value of $ 4,360 million and $ 4,656 million, respectively, which is held in separate custodial accounts and not reflected within these financial statements. In addition, the Company has pledged collateral to support both the OTC derivative instruments, exchange traded futures and cleared interest rate swap transactions. For further details regarding pledged collateral see the Investments Note.

Under U.S. regulations, certain interest rate swap agreements and credit default swap agreements are required to be cleared through central clearing houses. These transactions are contractual agreements that require initial and variation margin collateral postings and are settled on a daily basis through a clearing house. As such, they reduce the credit risk exposure in the event of default by a counterparty.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

Transactions with Affiliates

The Company has entered into a currency swap agreement with JHFC which was recorded at fair value. JHFC utilizes the currency swap to hedge currency exposure on foreign currency financial instruments. The Company has also entered into currency swap agreements with external counterparties which offset the currency swap agreement with JHFC. As of December 31, 2017 and 2016, the currency swap agreements with JHFC and the external counterparties had offsetting fair values of $ 261 million and $ 315 million, respectively.

The Company has entered into equity total return swap agreements with MLI which are recorded at fair value. JHUSA utilizes the equity total return swaps to hedge equity exposure on restricted share units (“RSU”). As of December 31, 2017 and 2016, the equity total return swap agreements with MLI had a fair value of $30 million and $16 million.

In 2017, the Company repositioned interest rate swaps supporting affiliate reinsurance with John Hancock Reassurance Company Limited. The transaction resulted in a pre-tax gain of $24 million and a post-tax increase to surplus of $16 million, net of amounts transferred to the interest maintenance reserve (IMR) and ceded to the affiliate reinsurer.

7. Fair Value

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

•

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition – This category includes assets and liabilities measured at fair value. Financial instruments in this category include bonds and preferred stocks carried at the lower of cost or fair value due to their SVO quality rating, common stocks, derivatives, and separate account assets.

•	Other Financial Instruments Not Reported at Fair Value After Initial Recognition – This category includes assets and liabilities as follows:

Bonds – For bonds, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds.

Mortgage Loans on Real Estate – The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type. The fair value of impaired mortgage loans is based on the net of the collateral less estimated cost to obtain and sell. Fair value of commercial mortgages is derived through an internal valuation methodology using both observable and unobservable inputs. Unobservable inputs include credit assumptions and liquidity spread adjustments. Fair value of fixed-rate residential mortgages is determined using the discounted cash flow method. Inputs used for valuation are primarily comprised of prevailing interest rates and prepayment rates, if applicable. Fair value of variable-rate residential mortgages is assumed to be their carrying value.

Cash, Cash Equivalents and Short-Term Investments – The carrying values for cash, cash equivalents, and short-term investments approximate their fair value due to the short-term maturities of these instruments.

Policy Loans – These loans are carried at unpaid principal balances, which approximate their fair values.

Policy Reserves – Policy reserves consists of guaranteed investment contracts. The fair values associated with these financial instruments are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Policyholders’ and Beneficiaries Funds – Includes term certain contracts and supplementary contracts without life contingencies. The fair values associated with the term certain contracts and supplementary contracts without life contingencies are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread. Effective December 31, 2016, fair value disclosure is no longer required for those balances that can be withdrawn by the policyholder at any time without prior notice or penalty. The fair value is the amount estimated to be payable to the policyholder as of the reporting date which is generally the carrying value and provides no additional disclosure value.

Consumer Notes – The fair value of consumer notes is determined by projecting cash flows and using a spread assumption associated with the specific risks in the Signature Note contracts. The spread is calculated by taking the difference between the contractual crediting rate and the yield curve as of the issue date of each Signature Note. The calculated spread is added to the yield curve as of each future valuation date to determine the fair value of the Signature Notes.

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date reflecting market transactions. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

•

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. Most bonds are classified within Level 2. Also, included in the Level 2 category are certain separate account assets and derivative assets and liabilities.

•

Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include impaired bonds and less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency.

Determination of Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (not a forced liquidation or distress sale) between market participants at the measurement date, that is, an exit value.

When available, quoted market prices are used to determine fair value. If quoted market prices are not available, fair value is typically based upon alternative valuation techniques such as discounted cash flows, matrix pricing, consensus pricing services and other techniques. Broker quotes are generally used when external public vendor prices are not available.

The Company has a process in place that includes a review of price movements relative to the market, a comparison of prices between vendors, and a comparison to internal matrix pricing which uses predominately external observable data. Judgement is applied in adjusting external observable data for items including liquidity and credit factors.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Bonds

Refer to the previous page for the determination of fair value of bonds. Generally, impaired bonds with a NAIC designation rating of 6 whose cost is greater than its fair value are reported at fair value and are classified within Level 3.

Preferred Stocks

Preferred stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Preferred stocks not traded in active markets are classified within Level 3.

Common Stocks

Common stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Common stocks not traded in active markets are classified within Level 3.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves. However, certain OTC derivatives may rely on inputs that are significant to the fair value, that are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Separate Account Assets and Liabilities

For separate accounts structured as a non-unitized fund, the fair value of separate account assets is based on the fair value of the underlying assets owned by the separate account. For separate accounts structured as a unitized fund, the fair value of the separate account assets is based on the fair value of the underlying funds owned by the separate account. Assets owned by the Company’s separate accounts primarily include: investments in mutual funds, bonds, common stock, short-term investments, real estate, and cash and cash equivalents. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

The fair value of fund investments is based upon quoted market prices or reported net asset value (“NAV”). Fund investments that are traded in an active market and have a NAV that the Company can access at the measurement date are classified within Level 1. Level 2 assets consist primarily of bonds which are valued using matrix pricing with independent pricing data.

Separate account assets classified as Level 3 consist primarily of fixed maturity and equity investments in private companies, which own timber and agriculture and carry them at fair value. The values of the timber and agriculture investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase and at two or three-year intervals thereafter. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of an investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating asset value. The significant unobservable inputs used in the fair value measurement of the Company’s timberland investments are harvest volumes, timber prices, operating costs and discount rates. Significant changes to any one of these inputs in isolation could result in a significant change to fair value measurement. Holding other factors constant, an increase to either harvest volumes

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

or timber prices would tend to increase the fair value of a timberland investment, while an increase in operating costs or discount rate would have the opposite effect. These investments are classified as Level 3 by the companies owning them, and therefore the equity investments in these companies are considered to be Level 3 by the Company.

The following table presents the Company’s assets and liabilities that are measured and reported at fair value in the Balance Sheets after initial recognition by fair value hierarchy level:

	December 31, 2017
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$22	$22	$-	$12	$10
Loan-backed and structured securities	6	6	-	-	6

Total bonds with NAIC 6 rating	28	28	-	12	16
Preferred stocks:
Industrial and misc	-	-	-	-	-

Total preferred stocks	-	-	-	-	-
Common stocks:
Industrial and misc	1,354	1,354	1,220	-	134

Total common stocks	1,354	1,354	1,220	-	134
Derivatives:
Interest rate swaps	8,284	8,284	-	8,284	-
Interest rate treasury locks	630	630	-	61	569
Interest rate options	247	247	-	67	180
Interest rate futures	-	-	-	-	-
Foreign currency swaps	57	57	-	57	-
Foreign currency forwards	2	2	-	2	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	20	20	-	-	20
Equity index options	319	319	-	319	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	9,559	9,559	-	8,790	769
Assets held in separate accounts	141,167	141,167	136,373	2,950	1,844

Total assets	$152,108	$152,108	$137,593	$11,752	$2,763

Liabilities:
Derivatives:
Interest rate swaps	$4,041	$4,041	$-	$4,001	$40
Interest rate treasury locks	13	13	-	12	1
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	13	13	-	13	-
Foreign currency forwards	5	5	-	5	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity index options	1	1	-	1	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	4,073	4,073	-	4,032	41
Liabilities held in separate accounts	141,167	141,167	136,373	2,950	1,844

Total liabilities	$145,240	$145,240	$136,373	$6,982	$1,885

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

	December 31, 2016
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$17	$17	$-	$-	$17
Loan-backed and structured securities	7	7	-	-	7

Total bonds with NAIC 6 rating	24	24	-	-	24
Preferred stocks:
Industrial and misc	-	-	-	-	-

Total preferred stocks	-	-	-	-	-
Common stocks:
Industrial and misc	1,063	1,063	894	-	169

Total common stocks	1,063	1,063	894	-	169
Derivatives:
Interest rate swaps	9,855	9,855	-	9,855	-
Interest rate treasury locks	243	243	-	1	242
Interest rate options	280	280	-	108	172
Interest rate futures	-	-	-	-	-
Foreign currency swaps	78	78	-	78	-
Foreign currency forwards	8	8	-	8	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	10	10	-	-	10
Equity index options	232	232	-	97	135
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	10,706	10,706	-	10,147	559
Assets held in separate accounts	131,147	131,147	125,847	3,404	1,896

Total assets	$142,940	$142,940	$126,741	$13,551	$2,648

Liabilities:
Derivatives:
Interest rate swaps	$4,808	$4,808	$-	$4,773	$35
Interest rate treasury locks	467	467	-	32	435
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	5	5	-	5	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	3	3	-	-	3
Equity index options	-	-	-	-	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	5,283	5,283	-	4,810	473
Liabilities held in separate accounts	131,147	131,147	125,847	3,404	1,896

Total liabilities	$136,430	$136,430	$125,847	$8,214	$2,369

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The table below presents the carrying amounts and fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Balance Sheets:

	December 31, 2017
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bonds (1)	$47,942	$49,997	$-	$47,017	$2,980
Preferred stocks	11	14	-	-	14
Mortgage loans on real estate	11,900	12,759	-	-	12,759
Cash, cash equivalents and short term investments	4,131	4,131	3,065	1,066	-
Policy loans	2,726	2,726	-	2,726	-
Derivatives in effective hedge accounting and RSAT relationships	78	1,664	-	1,596	68

Total assets	$66,788	$71,291	$3,065	$52,405	$15,821

Liabilities:
Consumer notes	$197	$226	$-	$-	$226
Borrowed money	-	-	-	-	-
Policy reserves	1,364	1,354	-	-	1,354
Policyholders’ and beneficiaries funds	937	1,136	-	1,136	-
Derivatives in effective hedge accounting and RSAT relationships	56	799	-	618	181

Total liabilities	$2,554	$3,515	$-	$1,754	$1,761

	December 31, 2016
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bonds (1)	$45,207	$46,015	$-	$42,245	$3,770
Preferred stocks	25	40	-	-	40
Mortgage loans on real estate	11,631	12,391	-	-	12,391
Cash, cash equivalents and short term investments	3,879	3,879	2,509	1,370	-
Policy loans	2,722	2,722	-	2,722	-
Derivatives in effective hedge accounting and RSAT relationships	145	2,035	-	2,023	12

Total assets	$63,609	$67,082	$2,509	$48,360	$16,213

Liabilities:
Consumer notes	$201	$228	$-	$-	$228
Borrowed money	160	160	-	160	-
Policy reserves	1,455	1,439	-	-	1,439
Policyholders’ and beneficiaries funds	965	1,151	-	1,151	-
Derivatives in effective hedge accounting and RSAT relationships	87	923	-	760	163

Total liabilities	$2,868	$3,901	$-	$2,071	$1,830

(1)	Bonds are carried at amortized cost unless they have NAIC designation rating of 6. Fair value of bonds exclude leveraged leases of $2,415 million and $ 2,316 million at December 31, 2017 and 2016, respectively. The Company calculates the carrying value by accruing income at its expected internal rate of return.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Transfers of Level 1 and Level 2 Assets and Liabilities

The Company’s policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. During the years ended December 31, 2017 and 2016, the Company did not have any transfers from Level 1 to Level 2. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company did not transfer assets from Level 2 to Level 1 during the years ended December 31, 2017 and 2016.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured and reported at fair value for the years ended December 31, 2017, 2016 and 2015, are summarized as follows:

	Balance at January 1, 2017	Net realized/unrealized gains (losses) included in:		Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Transfers		Balance at December 31, 2017
		Net income (1)	Surplus						Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$17	$(1)	$1	$-	$3	$-	$(7)	$-	$-	$(3)	$10
Impaired mortgage-backed and asset-backed securities	7	1	-	-	-	-	(2)	-	-	-	6

Total bonds with NAIC 6 rating	24	-	1	-	3	-	(9)	-	-	(3)	16
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	169	49	(24)	-	8	-	(68)	-	-	-	134

Total common stocks	169	49	(24)	-	8	-	(68)	-	-	-	134
Net derivatives	86	-	758	-	16	-	-	(59)	-	(73)	728
Separate account assets/liabilities	1,896	83	-	-	34	-	(164)	-	6	(11)	1,844

Total	$2,175	$132	$735	$-	$61	$-	$(241)	$(59)	$6	$(87)	$2,722

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

	Balance at January 1, 2016	Net realized/unrealized gains (losses) included in:		Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Transfers		Balance at December 31, 2016
		Net income (1)	Surplus						Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$29	$1	$(1)	$-	$1	$-	$(17)	$-	$4	$-	$17
Impaired mortgage-backed and asset-backed securities	7	1	-	-	-	-	(1)	-	-	-	7

Total bonds with NAIC 6 rating	36	2	(1)	-	1	-	(18)	-	4	-	24
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	110	(1)	37	-	25	-	(2)	-	-	-	169

Total common stocks	110	(1)	37	-	25	-	(2)	-	-	-	169
Net derivatives	388	-	(407)	-	152	-	-	-	-	(47)	86
Separate account assets/liabilities	1,965	84	-	-	46	-	(234)	-	11	24	1,896

Total	$2,499	$85	$(371)	$-	$224	$-	$(254)	$-	$15	$(23)	$2,175

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

	Balance at January 1, 2015	Net realized/unrealized gains (losses) included in:		Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Transfers		Balance at December 31, 2015
		Net income (1)	Surplus						Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$-	$(4)	$(1)	$-	$2	$-	$(2)	$-	$41	$(7)	$29
Impaired mortgage-backed and asset-backed securities	21	(3)	3	-	-	-	(24)	-	15	(5)	7

Total bonds with NAIC 6 rating	21	(7)	2	-	2	-	(26)	-	56	(12)	36
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	98	(2)	8	-	7	-	(3)	-	2	-	110

Total common stocks	98	(2)	8	-	7	-	(3)	-	2	-	110
Net derivatives	1,050	-	(614)	-	27	-	-	-	-	(75)	388
Separate account assets/liabilities	2,338	189	-	-	27	-	(593)	-	4	-	1,965

Total	$3,507	$180	$(604)	$-	$63	$-	$(622)	$-	$62	$(87)	$2,499

(1)	This amount is included in net realized capital gains (losses) on the Statements of Operations.
(2)	Changes in the fair value of separate account assets are credited directly to separate account liabilities in accordance with NAIC SAP and are not reflected in income.
(3)	For financial instruments that are transferred into and/or out of Level 3, the Company uses the fair value of the instruments at the beginning of the reporting period.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying instruments into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that instrument, thus eliminating the need to extrapolate market data beyond observable points. Additionally, securities carried at fair value at the beginning of the period but carried at amortized cost at the end of the period due to rating change or change in fair value relative to amortized cost, are included in transfers out of Level 3. Conversely, any securities carried at amortized cost at the beginning of the period and carried at fair value at the end of the year due to SVO rating change or change in fair value relative to amortized cost, are included into transfers into Level 3.

8. Reinsurance

Certain premiums and benefits are assumed from or ceded to affiliate and other insurance companies under various reinsurance agreements. The Company entered into these reinsurance agreements to shift underlying risk on certain of its products, and to improve cash flow and statutory capital. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Total reinsurance amounts included in the Company’s accompanying statutory-basis financial statements were as follows:

	Years ended December 31,
	2017	2016	2015

	(in millions)
Premiums earned
Direct	$20,392	$19,809	$20,189
Assumed	605	872	1,867
Ceded	(2,711)	(7,454)	(5,733)

Net	$18,286	$13,227	$16,323

Benefits to policyholders ceded	$(16,741)	$(15,271)	$(16,713)

Reserve amounts ceded to reinsurers not authorized in the State of Michigan are mostly covered by funds withheld assets, letters of credit or trust agreements. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2017, any material recoveries were collateralized or settled by the assuming company.

Neither the Company nor any of its related parties control, directly or indirectly, any external reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2017, there were no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

As of December 31, 2017, if all reinsurance agreements were cancelled the estimated aggregate reduction in unassigned surplus is $4,375 million.

Non-Affiliated Reinsurance

The JHLICO closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000.

Effective July 1, 2015, the Company entered into coinsurance reinsurance agreements with New York Life (“NYL”) to cede 100% quota share (“QS”) of the Company’s JHLICO Closed Block policies (“NYL 100% Coinsurance”). In addition, NYL agreed to retrocede 40% QS of the same policy risks back to the Company under a coinsurance funds withheld (“FWH”) agreement (“NYL 40% FWH Retrocession”). Collectively, these agreements are known as the NYL Agreements. The NYL 100% Coinsurance keeps the assets supporting the JHLICO Closed Block together in NYL, and the NYL 40% FWH Retrocession adjusts the net reinsurance to NYL to 60% of the JHLICO Closed Block policies at risk. The transactions

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

included the transfer to NYL of $8,916 million of invested assets and $5,282 million in net policy liabilities. In addition, the Company recognized approximately $3,698 million of FWH assets. The transactions resulted in a pre-tax loss of $70 million, including a ceding commission paid of $263 million, and an increase in surplus of $281 million, net of tax, which was deferred and amortized over a period of approximately 20 years.

The table below consists of the impact of the NYL Agreements:

	Year ended December 31,
	2017	2016	2015

	(in millions)
Premiums ceded	$(224)	$(264)	$(8,180)
Premiums assumed	91	106	3,272
Benefits ceded	(636)	(615)	(314)
Benefits assumed	254	246	126

Other reinsurance receivable (payable)	(1)	(2)	362
Funds held by or deposited with reinsured companies	3,316	3,483	3,655

In conjunction with the NYL Agreements, the existing 100% coinsurance FWH agreement which retrocedes the JHLICO Closed Block New York business back to the Company from JHNY was recaptured. The recapture resulted in a decrease in FWH assets of $1,919 million, a net decrease in policy assets and liabilities of $1,918 million, and an increase in surplus of $96 million. In addition, the 90% modified coinsurance FWH treaty with MRBL was also recaptured. The recapture resulted in a decrease in assets of $1,000 million, an increase in net policy liabilities of $1,266 million and a decrease in surplus of $173 million, net of tax. The recaptures were necessary to complete the NYL Agreements, because the policies under these agreements are the same policies at risk under the NYL Agreements.

Affiliated Reinsurance

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHNY:

	Years ended December 31,
	2017	2016	2015

	(in millions)
Premiums ceded, net	$(177)	$(183)	$(2,231)
Benefits ceded, net	(424)	(427)	(436)

Funds held by or deposited with reinsured companies	-	-	-
Other reinsurance receivable	46	41	60
Other amounts payable on reinsurance	4	9	1

Treaty settlement received (paid)*	227	246	527
*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

On January 1, 2010, the assets supporting the policyholders who reside in the state of New York (“NY business”) were transferred to JHNY from the Company. The transfer included participating traditional life insurance, variable universal life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts, and variable annuities. The NY business was transferred using assumption reinsurance, modified coinsurance and coinsurance with cut-through provisions.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

The NY business related to participating traditional life insurance policies was transferred from JHUSA to JHNY under a coinsurance agreement and was immediately retroceded back to JHUSA using a coinsurance FWH agreement. JHNY retained the invested assets supporting this block of business. As previously noted, the coinsurance FWH agreement was recaptured effective July 1, 2015. The NY business related to variable universal life was reinsured through coinsurance and modified coinsurance. The NY business related to universal life was transferred from the Company to JHNY under coinsurance agreements.

The NY business related to a majority of the fixed deferred annuity business was transferred from the Company to JHNY under an assumption reinsurance agreement. The NY business related to variable annuities and some participating pension contracts where assets were held in separate accounts were reinsured through modified coinsurance. The NY business related to fixed deferred and immediate annuities and participating pension contracts was transferred from the Company to JHNY under a coinsurance agreement.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHRECO:

	Years ended December 31,
	2017	2016	2015

	(in millions)
Premiums ceded	$(256)	$(517)	$(530)
Premiums ceded, impact of treaty recaptured	3,718	-	-
Benefits ceded	(782)	(836)	(756)

Other reinsurance receivable	2	-	-
Other amounts payable on reinsurance	-	24	25
Funds held by or deposited with reinsured companies	7,048	-	-
Funds withheld from unauthorized reinsurers	-	7,236	7,544
Treaty settlement received (paid)*	(8)	(594)	(468)
*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

The Company also reinsures a portion of the risk related to certain annuity policies. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company. On October 1, 2017, the Company recaptured the payout annuity policies with JHRECO. The recapture resulted in pre-tax income of $708 million and an increase in surplus, net of tax, of $460 million.

The Company reinsures a large portion of the Long Term Care (“LTC”) risk under a single accounting and capital regime, which helps to manage JHUSA’s overall risk profile and reduce strain on statutory surplus. JHUSA’s indirect parent company, MFC, is regulated on a global basis by the Canadian insurance regulator, The Office of the Superintendent of Financial Institution (“OSFI”), and reports its results on a consolidated International Financial Reporting Standards (“IFRS”) basis. As such, the agreement has no impact on the parent company financial results.

JHRECO does not retrocede any risks to a third party or affiliates. The risks assumed by JHRECO are solely the responsibility of JHRECO, but they are also retained within the parent company group. Reserve credits taken were $8,644 million and $8,320 million at December 31, 2017 and 2016, respectively. On December 31, 2017, JHRECO changed its domiciliary jurisdiction from Bermuda to the state of Michigan. As a result of the re-domestication of JHRECO, collateral was no longer required as of December 31, 2017. The total amount of collateral was $8,631 million as of December 31, 2016.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

A description of the nature of the collateral (funds withheld by the reporting entity, assets placed in trust for the benefit of the captive, Letters of Credit, etc.), if applicable, as well as a tabular presentation of the value of all assets held by or on behalf of the captive reinsurer that back the long term care liabilities (including capital) are summarized below:

	Years ended December 31,
	2017	2016

	(in millions)
Funds Withheld	$7,048	$6,987
Trust Assets	-	1,644
Letter of Credit	-	-

Total Value of Collateral	$7,048	$8,631

If needed for reserves credit, JHRECO is obligated to provide a letter of credit that conforms to Michigan regulatory requirements. The total of the letter of credit and other collateral must equal or exceed the reserve credit taken by JHUSA. As of December 31, 2017 and 2016, a letter of credit was not needed.

The available and required capital in the table below represent JHRECO’s capital position on a NAIC basis at December 31, 2017.

Year ended December 31,
2017

(in millions)
Available Capital	$1,884
Required Capital	$262
RBC Ratio	718%

JHUSA’s Authorized Control Level (“ACL”) Risk Based capital impact on recapture of the LTC reinsurance agreement at December 31, 2017 and 2016 is as follows:

	Available Capital	Required Capital	RBC Ratio

	(in millions)
As reported at December 31, 2017	$10,761	$1,266	850%
Impact of JHRECO LTC Recapture	854	189	-52%

Capital Gross of JHRECO LTC Cession	$11,615	$1,455	798%

	Available Capital	Required Capital	RBC Ratio

	(in millions)
As reported at December 31, 2016	$8,678	$1,071	810%
Impact of JHRECO LTC Recapture	880	181	-47%

Capital Gross of JHRECO LTC Cession	$9,558	$1,252	763%

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, MRBL:

	Years ended December 31,
	2017	2016	2015

	(in millions)
Premiums ceded	$(3,320)	$(3,978)	$5,332
Benefits ceded	(11,653)	(10,494)	(12,125)

Other reinsurance receivable	25	-	-
Other amounts payable on reinsurance	389	605	351
Funds withheld from unauthorized reinsurers	-	227	240

Treaty settlement received (paid)*	480	(142)	(712)
*	Treaty settlement consisted primarily of ceded investment income related to non-qualifying hedging strategies and changes in the modified coinsurance and coinsurance reserves.

The Company reinsures 87% of certain group annuity contracts in-force with MRBL. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider.

The Company reinsures 90% of a significant block of variable annuity contracts in-force with MRBL. All substantial risks, including all guaranteed benefits (GMDB, Guaranteed Minimum Income Benefit (“GMIB”), and GMWB), related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance FWH. The assets supporting the reinsured policies remain invested with the Company. Since the inception of the treaty in 2008, several amendments have been enacted to refine certain aspects of the treaty. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Statements of Operations.

The Company’s indirect parent company, MFC, is regulated on a global basis by the Canadian insurance regulator, OSFI, and reports on a consolidated IFRS basis. The Company utilizes a dynamic hedging program to manage risks on an economic basis. The IFRS accounting for these derivatives aligns with MFC’s market-based reserving regime. The US statutory accounting and reserving framework does not provide appropriate alignment of economic risk management strategies (hedging) and associated reserve methodologies. The treaty with MRBL provides a mechanism to allow management of the majority of the variable annuity risk under a single consolidated reserve and capital regime, rather than managing the block simultaneously under two very diverse frameworks.

As a coinsurance / modified coinsurance treaty, MRBL holds $1,873 million and $2,434 million as a coinsurance reserve and JHUSA holds $109 million and $185 million as a modified coinsurance reserve at December 31, 2017 and 2016, respectively. The IFRS reserves that MRBL holds for variable annuities are similar in concept to AG43. The calculations are a real-world stochastic calculation at CTE(70), based on the guaranteed benefits and fees in isolation rather than the whole contract, including the cash flows generated from the dynamic hedging program and including margins for adverse deviation. The real-world stochastic scenarios are subject to Canadian Institute of Actuaries equity and bond fund return calibration criteria. Reserve credits taken were $0 million and $0 million at December 31, 2017 and 2016, respectively, and there is no supporting collateral.

MRBL does not retrocede any risks to a third party. The risks assumed by MRBL are solely the responsibility of MRBL, but they are also retained within MFC. This transaction has no impact on MFC’s financial statements as it reports its risks on a consolidated basis.

Prior to the previously noted transactions with NYL, the Company reinsured 90% of the non-reinsured risk of the JHLICO closed block. The reinsurance agreement was written on a modified coinsurance basis where the related financial assets

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

remain invested with the Company. As the reinsurance agreement did not subject the reinsurer to the reasonable possibility of significant loss, it was classified as structured reinsurance and given deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses in the Statements of Operations. This reinsurance agreement was recaptured effective July 1, 2015.

The Company entered into a Stop Loss Reinsurance Agreement with (“MRBL”), effective April 1, 2017, simultaneous with entering into a coinsurance with partial funds withheld agreement with MMRC, as described below.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, MRL:

	Years ended December 31,
	2017	2016	2015

	(in millions)
Premiums ceded	$(255)	$(298)	$(392)
Benefits ceded	(545)	(468)	(448)

Other reinsurance receivable	-	5	36
Other amounts payable on reinsurance	7	-	-
Funds withheld from unauthorized reinsurers	66	-	-
Treaty settlement received (paid)*	(28)	(74)	14
*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

The Company entered into a coinsurance/modified coinsurance agreement with an affiliate, MRL, to reinsure 90% of all risks not already reinsured to third parties on various universal life contracts effective December 15, 2000. Subsequent amendments added further UL and some term contracts. The Company amended the agreement during 2014 to simplify treaty administration and to modify the structure of the treaty to a modified coinsurance FWH structure.

The table and commentary below consist of the impact of the reinsurance agreement with an affiliate, JHLH:

	Years ended December 31,
	2017	2016	2015

	(in millions)
Premiums ceded	$(27)	$(28)	$(28)
Premiums assumed	-	241	-
Benefits ceded	(19)	(10)	(10)
Benefits assumed	22	8	-

Other reinsurance receivable	-	1	-
Other amounts payable on reinsurance	7	-	-
Funds withheld from authorized reinsurers	-	3	5
Treaty settlement received (paid)*	(28)	7	20
*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

On December 31, 2016, the Company entered into a coinsurance agreement with an affiliate, JHLH, to reinsure 100% of a block of single premium universal life policies. The transaction included the transfer from JHLH of $282 million of invested assets and $241 million in net policy liabilities. The transaction resulted in a pre-tax gain and ceding commission received of $36 million and an increase in surplus of $52 million, net of tax.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

The table and commentary below consist of the impact of the reinsurance agreement with an affiliate, MMRC:

Year ended December 31,
2017
(in millions)
Premiums ceded	$(373)
Premiums assumed	-
Benefits ceded	(14)
Benefits assumed	-

Other reinsurance receivable	-
Other amounts payable on reinsurance	18
Funds withheld from authorized reinsurers	50
Treaty settlement received (paid)*	(55)
*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

Effective April 1, 2017, the Company entered into a coinsurance with partial FWH agreement with an affiliate, MMRC, to reinsure 100% of the Company’s in-force single-life term life insurance policies and related riders, for certain policy years. The transaction included the transfer to MMRC of $284 million in net policy liabilities. Also, the Company recognized $33 million of FWH liabilities. The transactions resulted in a pre-tax gain of $251 million, including a ceding commission received of $252 million, and an increase in surplus of $163 million, net of tax, which was deferred and will be amortized over a period of approximately 15 years.

The reinsurance agreement with MMRC was entered into to address the surplus strain caused by the excess of XXX NAIC reserves over the VM-20 reserve levels. This transaction was within the scope of Actuarial Guideline 48, the NAIC Term Life and Universal Life with Secondary Guarantees (XXX/AXXX) Credit for Reinsurance Model Regulation (“AG 48”). In accordance with the terms of AG 48, the obligations of MMRC under the reinsurance agreement will be supported by a FWH account and a credit-linked note. The FWH account will be funded with assets meeting the definition of “Primary Security” under AG 48 and in an amount equal to or in excess of the VM-20 reserve. The credit-linked note will be in the amount of the excess of the statutory reserves over the then current “Required Level of Primary Security”.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes

The components of the net deferred tax asset/(liability) are as follows:

	December 31, 2017
	(1) Ordinary	(2) Capital	(3) (Col 1 + 2) Total

	(in millions)
(a) Gross deferred tax assets	$2,432	$63	$2,495
(b) Statutory valuation allowance adjustments	121	-	121

(c) Adjusted gross deferred tax assets (a - b)	2,311	63	2,374
(d) Deferred tax assets nonadmitted	-	-	-

(e) Subtotal net admitted deferred tax asset (c - d)	2,311	63	2,374
(f) Deferred tax liabilities	2,289	72	2,361

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$22	$(9)	$13

	December 31, 2016
	(4) Ordinary	(5) Capital	(6) (Col 4 + 5) Total

	(in millions)
(a) Gross deferred tax assets	$2,827	$128	$2,955
(b) Statutory valuation allowance adjustments	121	-	121

(c) Adjusted gross deferred tax assets (a - b)	2,706	128	2,834
(d) Deferred tax assets nonadmitted	-	-	-

(e) Subtotal net admitted deferred tax asset (c - d)	2,706	128	2,834
(f) Deferred tax liabilities	2,580	77	2,657

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$126	$51	$177

	Change
	(7) (Col 1 - 4) Ordinary	(8) (Col 2 - 5) Capital	(9) (Col 7 + 8) Total

	(in millions)
(a) Gross deferred tax assets	$(395)	$(65)	$(460)
(b) Statutory valuation allowance adjustments	-	-	-

(c) Adjusted gross deferred tax assets (a - b)	(395)	(65)	(460)
(d) Deferred tax assets nonadmitted	-	-	-

(e) Subtotal net admitted deferred tax asset (c - d)	(395)	(65)	(460)
(f) Deferred tax liabilities	(291)	(5)	(296)

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$(104)	$(60)	$(164)

The Company has recorded a valuation allowance against specific general business tax credit carryforwards of $121 million for the year ended December 31, 2017. These tax credits were generated by the legacy JHFC group and are subject to the separate return limitation rules. These credits will not expire until 2027, however due to restrictions on the utilization, management believes that it is more likely than not that the Company will not realize the benefit. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets.

The amount of adjusted gross deferred tax assets admitted under each component and the resulting increase in deferred tax assets by character are as follows:

	December 31, 2017
	(1) Ordinary	(2) Capital	(3) (Col 1 + 2) Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$53	$53
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	742	-	742
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	742	-	742
2. Adjusted gross deferred tax assets allowed per limitation threshold.	1,212	-	1,212
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	1,569	10	1,579

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$2,311	$63	$2,374

	December 31, 2016
	(4) Ordinary	(5) Capital	(6) (Col 4 + 5) Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$-	$-
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	774	120	894
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	1,502	120	1,622
2. Adjusted gross deferred tax assets allowed per limitation threshold.	774	120	894
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	1,932	8	1,940

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$2,706	$128	$2,834

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

	Change
	(7) (Col 1 - 4) Ordinary	(8) (Col 2 - 5) Capital	(9) (Col 7 + 8) Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$53	$53
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	(32)	(120)	(152)
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	(760)	(120)	(880)
2. Adjusted gross deferred tax assets allowed per limitation threshold.	438	(120)	318
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	(363)	2	(361)

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$(395)	$(65)	$(460)

	2017	2016

	(in millions)
(a) Ratio percentage used to determine recovery period and threshold limitation amount	849%	794%
(b) Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b)2 above	$8,082	$5,959

Impact of tax planning strategies is as follows:

	December 31, 2017
	(1) Ordinary	(2) Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$2,311	$63
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$2,311	$63
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

	December 31, 2016
	(3) Ordinary	(4) Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$2,706	$128
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$2,706	$128
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

	Change
	(5) (Col 1 - 3) Ordinary	(6) (Col 2 - 4) Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$(395)	$(65)
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$(395)	$(65)
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no unrecognized deferred tax liabilities for amounts described in ASC 740-10-25-3.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

Current income taxes incurred consist of the following major components:

	Years Ended December 31,
	(1)	(2)	(3)
	2017	2016	(Col 1 - 2) Change

	(in millions)
1. Current income tax
(a) Federal	$446	$(121)	$567
(b) Foreign	-	-	-

(c) Subtotal	446	(121)	567
(d) Federal income tax on net capital gains	243	496	(253)
(e) Utilization of capital loss carryforwards	-	-	-
(f) Other	-	-	-

(g) Federal and foreign income taxes incurred	$689	$375	$314

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows:

	December 31,
	(1)	(2)	(3)
	2017	2016	(Col 1 - 2) Change

	(in millions)
2. Deferred tax assets:
(a) Ordinary:
(1) Discounting of unpaid losses	$-	$-	$-
(2) Unearned premium reserve	-	-	-
(3) Policyholder reserves	1,489	906	583
(4) Investments	88	257	(169)
(5) Deferred acquisition costs	357	550	(193)
(6) Policyholder dividends accrual	49	84	(35)
(7) Fixed assets	-	-	-
(8) Compensation and benefits accrual	28	44	(16)
(9) Pension accrual	16	-	16
(10) Receivables - nonadmitted	48	71	(23)
(11) Net operating loss carryforward	-	199	(199)
(12) Tax credit carry-forward	329	684	(354)
(13) Other (including items <5% of total ordinary tax assets)	28	32	(5)

(99) Subtotal	$2,432	$2,827	$(395)
(b) Statutory valuation allowance adjustment	121	121	-
(c) Nonadmitted	-	-	-

(d) Admitted ordinary deferred tax assets (2(a)(99) - 2(b) - 2(c))	$2,311	$2,706	$(395)
(e) Capital:
(1) Investments	$63	$128	$(65)
(2) Net capital loss carryforward	-	-	-
(3) Real estate	-	-	-
(4) Other (including items <5% of total capital tax assets)	-	-	-

(99) Subtotal	$63	$128	$(65)
(f) Statutory valuation allowance adjustment	-	-	-
(g) Nonadmitted	-	-	-

(h) Admitted capital deferred tax assets (2(e)(99) - 2(f) - 2(g))	$63	$128	$(65)
(i) Admitted deferred tax assets (2(d)+2(h))	$2,374	$2,834	$(460)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

3. Deferred tax liabilities:
(a) Ordinary:
(1) Investments	$1,178	$2,170	$(992)
(2) Fixed assets	18	-	18
(3) Deferred and uncollected premium	9	89	(80)
(4) Policyholder reserves	934	-	934
(5) Other (including items <5% of total ordinary tax liabilities)	150	321	(171)

(99) Subtotal	$2,289	$2,580	$(291)
(b) Capital:
(1) Investments	$72	$42	$30
(2) Real estate	-	-	-
(3) Other (including items <5% of total capital tax liabilities)	-	35	(35)

(99) Subtotal	$72	$77	$(5)

(c) Deferred tax liabilities (3(a)(99) + 3(b)(99))	$2,361	$2,657	$(296)

4. Net deferred tax assets/liabilities (2(i) - 3(c))	$13	$177	$(164)

The change in net deferred income taxes is comprised of the following:

	December 31,
	2017	2016	Change

	(in millions)
Total deferred tax assets	$2,374	$2,834	$(460)
Total deferred tax liabilities	2,361	2,657	(296)

Net deferred tax assets (liabilities)	$13	$177	$(164)

Tax effect of unrealized gains and losses			628
Tax effect of unrealized foreign exchange gains (losses)			(71)
Other			5

Change in net deferred income taxes			$(726)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 35% to income before income tax (including realized capital gains). The significant items causing this difference are as follows:

	Years Ended December 31,
	2017	2016	2015

	(in millions)
Ordinary provisions computed at statutory rate	$962	$294	$(105)
Net realized capital gains (losses) before IMR at statutory rate	253	(173)	335
Change in nonadmitted assets	-	-	-
Reinsurance	22	(47)	35
Valuation allowance	-	71	-
Tax-exempt income	(22)	(16)	(6)
Nondeductible expenses	1	(1)	-
Foreign tax expense gross up	8	8	9
Amortization of IMR	(68)	(78)	(128)
Tax recorded in surplus	68	(4)	37
Dividend received deduction	(184)	(183)	(230)
Investment in subsidiaries	(25)	(25)	(28)
Prior year adjustment	(151)	(54)	(21)
Tax credits	(24)	(26)	(42)
Change in tax reserve	4	(200)	18
Pension	-	-	-
Tax rate change	570	-	-
Other	1	$(1)	$(1)

Total	$1,415	$(435)	$(127)

Federal and foreign income taxes incurred	446	(121)	(778)
Capital gains tax	243	496	493
Change in net deferred income taxes	726	$(810)	$158

Total statutory income tax expense (benefit)	$1,415	$(435)	$(127)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

As of December 31, 2017, the Company had the following carry forwards:

	Origination Year	Expiration Year	Amount

	(in millions)
Affordable housing tax credits	2001	2021	$1
	2002	2022	1
	2003	2023	1
	2004	2024	1
	2005	2025	1
	2006	2026	2
	2007	2027	23
	2008	2028	57
	2009	2029	54
	2010	2030	47
	2011	2031	41
	2012	2032	32
	2013	2033	21
	2014	2034	12
	2015	2035	5
	2016	2036	3

			$302

Alternative minimum tax credits	2002		$3
	2003		7
	2004		1
	2008		2
	2009		7

			$20

Other credits	2000	2020	$-
	2001	2021	-
	2002	2022	-
	2003	2023	-
	2004	2024	-
	2005	2025	-
	2006	2026	-
	2007	2027	-
	2008	2028	-
	2009	2029	-
	2010	2030	-
	2011	2031	-
	2012	2032	-
	2013	2033	2
	2014	2034	2
	2015	2035	3
	2016	2036	-

			$7

With the enactment of the Tax Cuts and Jobs Act on December 22, 2017, the net operating loss carryback provision is repealed effective January 1, 2018. The federal income taxes incurred on capital gains available for recoupment in the event of future net capital losses were $228 million, $0 million and $0 million for the years 2017, 2016 and 2015 respectively.

The Company has no deposits under Section 6603 of the Internal Revenue Code.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The Company is included in the consolidated federal income tax return of JHFC with the following entities:

Essex Corporation	John Hancock Insurance Company of Vermont
Farmland Management Services, Inc.	John Hancock Leasing Corp.
Guide Financial, Inc.	John Hancock Life Insurance Company of New York
Hancock Farmland Services, Inc.	John Hancock Life & Health Insurance Company
Hancock Forest Management Inc.	John Hancock Natural Resource Corp.
Hancock Natural Resource Group Inc.	John Hancock Realty Advisors Inc.
JH 575 Rengstorff LLC	John Hancock Realty Mgt. Inc.
JH Hostetler LLC	John Hancock Signature Services Inc.
JH Kearny Mesa 5 LLC	Manulife (Michigan) Reassurance Company
JH Kearny Mesa 7 LLC	Manulife Reinsurance (Bermuda) Limited
JH Kearny Mesa 9 LLC	Manulife Reinsurance Limited
JH Networking Insurance Agency Inc.	Manulife Service Corporation
JH Ott LLC	MCC Asset Management Inc.
JHFS One Corp.	PT Timber Inc.
John Hancock Assignment Company	Signator Insurance Agency Inc.
John Hancock Financial Corporation	Signator Investors Inc.
John Hancock Financial Network Inc.	The Manufacturers Investment Corporation
John Hancock Insurance Agency Inc.

In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax expense (benefit) is computed as if the Company filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized by the consolidated group. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

Taxes receivable from (payable to) affiliates are ($156) million and ($193) million at December 31, 2017 and 2016, respectively, and are included in other assets or current federal income taxes payable on the Balance Sheets.

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service (“IRS”). Effective for 2010, the Company’s common parent, JHFC, merged into Manulife Holdings (Delaware) LLC (“MHDLLC”) resulting in a new combined group. With respect to the legacy MHDLLC consolidated return group, the IRS audit for tax years through 2009 have been closed. With respect to the legacy JHFC group, the IRS has completed its examinations of tax years 1997 through 2009. On March 30, 2016, the Company and the IRS finalized an agreement for tax years 2002-2009. The agreement applies the U.S. Tax Court’s opinion on the Company’s tax treatment of certain leveraged lease investments pertaining to tax years 1997-2001. There was no material impact to the Company’s financial position or results of operations as a result of the agreement.

In August 2017, the Company received and signed an IRS Revenue Agent Report for tax years 2010-2013. Tax years 2014 and forward are open under the statute of limitations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2017	2016

	(in millions)
Balance at beginning of year	$37	$1,967
Additions based on tax positions related to the current year	14	14
Payments	-	(1,535)
Additions for tax positions of prior years	22	28
Reductions for tax positions of prior years	(13)	(437)

Balance at end of year	$60	$37

Included in the balances as of December 31, 2017 and 2016, are $75 million and $37 million, respectively, of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2017 and 2016, are ($16) million and $0 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility.

The Company’s decrease in the liability in 2016 for unrecognized tax benefits is the result of the Company and the IRS finalizing an agreement on the treatment of certain leveraged lease investments.

The Company’s liability for unrecognized tax benefits is not expected to materially change in the next twelve months.

The Company recognizes interest accrued related to unrecognized tax benefits and penalties in income tax expense in the Statements of Operations. The Company recognized approximately ($10) million, $177 million, and $0 million of interest benefit for the years ended December 31, 2017, 2016 and 2015, respectively. The Company had approximately $6 million and $27 million accrued for interest as of December 31, 2017 and 2016, respectively. The Company did not recognize any material penalties for the years ended December 31, 2017, 2016 and 2015.

With the enactment of the Tax Cuts and Jobs Act (the “Act”) on December 22, 2017, the Company has applied existing guidance to the best available information in the recording of its tax provisions reflected in the 2017 financial statements. In 2018, the Company will adjust its provisional amounts as further regulatory and IRS guidance emerges. Deferred Tax Assets and Deferred Tax Liabilities for Actuarial Liabilities both include a provisional amount of $672 million until policy level tax reserve computations are finalized. The revaluation of deferred tax assets and liabilities from 35% to 21% resulted in the following impacts: Change in Net Unrealized Capital Gains (Losses) less Capital Gains Tax, $767 million; Change in Net Unrealized Foreign Exchange Capital Gains (Losses), ($47) million; and Change in Net Deferred Income Tax, ($589) million.

10. Capital and Surplus

There are no restrictions placed on the Company’s unassigned surplus other than restrictions on dividend payments described below.

Under Michigan State insurance laws, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Director. Dividends to the shareholder that may be paid without prior approval of the Director are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, they do not exceed the greater of 10% of the JHUSA surplus as of December 31 of the preceding year, or the net gain from operations excluding realized capital gains and (losses) for the 12 month period ending December 31 of the immediately preceding year. For the years ended December 31, 2017, 2016 and 2015, the Company paid ordinary dividends of $807 million, $0 million and $210 million and extraordinary dividends of $93 million, $0 million, and $0 million to its parent company MIC, respectively.

Life/health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

10. Capital and Surplus - (continued)

determined based on the various risk factors related to it. As of December 31, 2017 and 2016, based on calculations pursuant to those requirements, the Company’s total adjusted capital exceeds the company action level.

The Company has surplus notes described below in the amount of $585 million. During 2016, $405 million was repaid. The issuance of the surplus notes was approved by the insurance regulators with the following repayment conditions and restrictions: payment of principal and accrued interest otherwise required or permissible cannot be made unless approved by the Board of Directors, approved in writing by the Director, and the Company has sufficient earned surplus or such other funds as may be approved by the Director available for such payment.

Surplus notes in the amount of $450 million were issued on February 25, 1994, for cash pursuant to Rule 144A under the Securities Act of 1933. 100% of the issued and outstanding surplus notes are represented by a global note registered in the name of a nominee of the Depository Trust Company. The interest rate is fixed at 7.375%, and interest is payable semi-annually. The notes mature on February 15, 2024. Interest expense was $33 million for years ended December 31, 2017, 2016 and 2015. Total interest paid through December 31, 2017 was $780 million.

Pursuant to two subordinated surplus notes dated September 30, 2008, the Company borrowed the respective amount of $295 million and $110 million from an affiliate, John Hancock Insurance Agency, Inc. (“JHIA”). The interest rate is fixed at 7% per annum and is payable semi-annually. The surplus notes which were to have matured on March 31, 2033 were repaid on November 1, 2016. For the years ended December 31, 2017, 2016, and 2015, the combined interest expense on the notes was $0 million, $31 million and $29 million, respectively.

Pursuant to an amended and restated subordinated surplus note dated September 30, 2008, the Company borrowed $136 million from JHFC. Interest is calculated and reset quarterly at a fluctuating rate equal to 3-month LIBOR plus 125 basis points and is payable semi-annually. The note which was to have matured on December 15, 2016 was extended to December 14, 2021. Interest expense was $3 million, $3 million, and $2 million for the years ended December 31, 2017, 2016 and 2015, respectively. Total interest paid through December 31, 2017 was $19 million.

Under Michigan State liquidation statutes, the claims of the Depository Trust Company and JHFC (“the surplus noteholders”) come before those of the Company’s shareholders. There is no preferential treatment in claims between the surplus noteholders.

11. Related Party Transactions

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months’ notice. Under the various agreements, the Company will pay a fee for services received under the agreement which includes legal, actuarial, investment, data processing, accounting, and certain other administrative services. Management fees relating to the agreement were $347 million, $329 million, and $377 million, respectively, for the years ended December 31, 2017, 2016 and 2015.

The Company has Administrative Service Agreements with its subsidiaries and affiliates whereby the Company will be reimbursed for operating expenses incurred by the Company. Services provided under the agreement include legal, personnel, marketing, investment accounting, and certain other administrative services and are billed based on intercompany cost allocations or total average daily net assets. The amounts earned under the agreements were $767 million, $811 million, and $760 million for the years ended December 31, 2017, 2016 and 2015, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Balance Sheets and Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

11. Related Party Transactions - (continued)

Other

During 2017, 2016 and 2015, respectively, the Company received dividends of $31 million, $34 million, and $36 million from John Hancock Investment Management Services LLC, $72 million, $71 million, and $81 million from JHD, $0 million, $0 million, $0 million from JHNY, $0 million, $0 million, and $70 million from JHLH, $231 million, $214 million, and $289 million from John Hancock Subsidiaries, LLC (“JHS LLC”), and $0 million, $19 million, and $0 million from John Hancock Partnership Holdings I & II and $10 million, $0 million, and $0 million from CLA CRE Opportunity Fund I LP. These dividends are included in the Company’s net investment income.

During 2017 and 2016, the Company made a capital contribution of $0 million and $75 million to JHS LLC in exchange for one share of its common stock, respectively.

During 2017, the Company made a capital contribution of $40 million to its wholly-owned subsidiary, MMRC, in exchange for one hundred and one shares of the common stock of MMRC, respectively.

The Company did not own any shares of the stock of its parent, MIC, or its ultimate parent, MFC at December 31, 2017 and 2016, respectively.

The Company did not recognize any impairment write-down for its investment in subsidiaries, controlled or affiliated companies for the years ended December 31, 2017, 2016 and 2015, respectively.

The Company is the owner and beneficiary of corporate owned life insurance (“COLI”) policies issued by JHLH. The asset balances equal to the cash surrender value of the internal COLI policies was $558 million and $543 million at December 31, 2017 and 2016, respectively.

The Company operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010. The maximum aggregate amounts that JHUSA can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. By acting as the banker the Company can earn a spread over the amount it pays its affiliates and this aggregation and resulting economies of scale allows the affiliates to improve the investment return on their excess cash. Interest payable on U.S. dollar funds will be reset daily to the one-month U.S. Dollar London Inter-Bank Bid Rate (“LIBID”) and interest payable on Canadian dollar funds is based off the one-month Canadian Dollar Offering Rate (“CDOR”) plus a spread.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

11. Related Party Transactions - (continued)

The following table details the affiliates and their participation in the Company’s Liquidity Pool:

	December 31,
	2017	2016

	(In millions)
The Manufacturers Investment Corporation	$134	$49
John Hancock Financial Corporation	114	119
Manulife Reinsurance Limited	56	14
Manulife Reinsurance (Bermuda) Ltd.	111	153
Manulife (Michigan) Reassurance Company	4	-
John Hancock Life & Health Insurance Company	180	84
John Hancock Life Insurance Company Vermont	-	33
John Hancock Reassurance Company, Ltd.	179	88
John Hancock Life Insurance Company New York	170	263
John Hancock Investment Management Services LLC	23	22
John Hancock Subsidiaries LLC	31	64
John Hancock Insurance Agency, Inc.	5	8
Essex Corporation	-	-
Hancock Venture Partners, Inc.	-	-
JH Signature Services Inc.	8	6
JH Partnership Holdings I, II LP	7	3
John Hancock Energy Resources Management, Inc.	-	1
John Hancock Real Estate Finance	-	-
John Hancock Realty Advisors	2	3
JH Advisors LLC	66	56
Manulife Asset Management (US) LLC	76	58
Hancock Capital Investment Management LLC	11	10
John Hancock RPS, LLC	31	5
The Berkeley Financial Group, LLC	2	1
Manulife Holdings (USA), LLC	-	-
Signator Insurance Agency, Inc.	11	4
JH Networking Insurance Agency, Inc.	5	2
John Hancock Administrative Services LLC	-	-
John Hancock Financial Network, Inc.	1	11
Hancock Natural Resource Group, Inc.	30	23
Hancock Forest Management, Inc.	5	5
John Hancock Personal Financial Services, LLC	2	-

Total	$1,264	$1,085

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The claims guarantee agreement was terminated effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

MFC fully and unconditionally guarantees payments from the guarantee periods of the accumulation phase for certain of the Company’s market value adjusted annuity contracts.

MFC fully and unconditionally guarantees JHLICO’s SignatureNotes. In December 2009, the entity that formerly issued these notes, JHLICO, ceased to exist and its property and obligations became the property and obligations of the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

11. Related Party Transactions - (continued)

MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes.

The Company also enters into debt and reinsurance transactions with its affiliates. Please refer to the debt and reinsurance notes for further details.

12. Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments: The Company has extended commitments to purchase long-term bonds of $624 million, purchase other invested assets of $2,447 million, purchase real estate of $213 million, and issue agricultural and commercial mortgages of $92 million at December 31, 2017. If funded, loans related to real estate mortgages would be fully collateralized by related properties. Approximately 34% of these commitments expire in 2018.

There were no leasing arrangements that the Company entered into as lessee which could have a material financial effect.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. During 2012, the Company entered into a parking lease agreement, which expires on December 31, 2050. The terms of the lease agreements provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under these leases and other non-cancelable operating leases along with the associated sub-lease income are as follows:

Non-cancelable Operating Leases
(in millions)
2018	$12
2019	11
2020	11
2021	8
2022	5
Thereafter	350

Total	$397

The Company does not have any sublease income related to its office space.

The Company’s investment in leveraged leases relates to equipment used primarily in the transportation industries; however, this type of leasing transaction is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

Guarantees: In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under statutory accounting principles.

The Company has issued guarantee agreements pursuant to which the Company guarantees the obligations of JHNY and JHLH under the OTC International Swaps and Derivatives Association, Inc. (“ISDA”) cleared and exchange-traded derivative agreements and transactions entered into by JHNY and JHLH with external counterparties. The ISDA guarantees are subject to an overall limit of $1 billion of Potential Future Exposure, using a three-week and 95% confidence parameters, in calculating the counterparty risk exposure.

The Company is party to a financial support agreement with JHLH pursuant to which it has agreed to maintain JHLH’s capital level such that its risk-based capital ratio shall be at or above 225% of the company action level annually. In addition, under the terms of the financial support agreement, the Company undertakes to provide sufficient liquidity to enable JHLH to make timely payment of its contractual obligations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

12. Commitments, Guarantees, Contingencies, and Legal Proceedings - (continued)

Contingencies: The Company is an investor in a number of leasing transactions. On August 5, 2013, the U.S. Tax Court issued an opinion effectively ruling in the government’s favor in the litigation between John Hancock and the IRS involving the tax treatment of John Hancock’s investment in certain leveraged leases. On March 30, 2016, the Company and the IRS finalized an agreement determining the impact of the decision on tax years subsequent to the years that were decided by the Court. There was no material impact to the Company’s financial position or results of operations as a result of the agreement.

The Company acts as an intermediary/broker in OTC derivative instruments. In these cases, the Company enters into derivative transactions on behalf of affiliated companies and then enters into offsetting derivative transactions with the affiliate. In the event of default of either party, the Company is still obligated to fulfill its obligations with the other party.

The Company is subject to insurance guaranty fund laws in the states in which it does business. Pursuant to these laws, insurance companies are assessed, and required to make periodic payments, to be used to pay benefits to policyholders and claimants of insolvent or rehabilitated insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position.

Legal Proceedings: The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, the Michigan Department of Insurance and Financial Services, the Michigan Attorney General, the SEC, the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until such matters have developed and sufficient information emerges to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

Two class actions against the Company are pending, one in New York and one in California, in which claims are made that the Company breached, and continues to breach, the contractual terms of certain universal life policies issued between approximately 1990 and 2006 by including impermissible charges in its cost of insurance (“COI”) calculations. The Company believes that its COI calculations have been, and continue to be, in accordance with the terms of the policies. An agreement to settle the case pending in California for $60 million received preliminary court approval at a hearing on February 13, 2018. A hearing for final approval is scheduled for May 9, 2018. That case covers a class of approximately 104,000 current and former owners of Flex V policies. Discovery in the case pending in New York was completed at the end of 2017. Motion practice related to class certification in the New York case is due to be concluded by June 15. It is premature to attempt to predict any outcome or range of outcomes for this matter.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

13. Annuity Actuarial Reserves

The Company’s annuity reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2017
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

	(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$448	$400	$1,720	$2,568	2%
At book value less current surrender charge of 5% or more	2	-	-	2	0%
At fair value	-	-	124,432	124,432	84%

Total with adjustment or at fair value	450	400	126,152	127,002	86%
At book value without adjustment (minimal or no charge or adjustment)	5,412	-	-	5,412	4%
Not subject to discretionary withdrawal	14,987	227	171	15,385	10%

Total (gross)	20,849	627	126,323	147,799	100%

Reinsurance ceded	4,526	-	-	4,526

Total (net)	$16,323	$627	$126,323	$143,273

	December 31, 2016
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

	(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$675	$474	$1,733	$2,882	2%
At book value less current surrender charge of 5% or more	3	-	-	3	0%
At fair value	-	-	115,422	115,422	83%

Total with adjustment or at fair value	678	474	117,155	118,307	85%
At book value without adjustment (minimal or no charge or adjustment)	5,701	-	-	5,701	4%
Not subject to discretionary withdrawal	14,848	640	146	15,634	11%

Total (gross)	21,227	1,114	117,301	139,642	100%

Reinsurance ceded	4,893	-	-	4,893

Total (net)	$16,334	$1,114	$117,301	$134,749

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts

Separate accounts held by the Company include individual and group variable annuity and variable life products that offer guaranteed and non-guaranteed returns. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

The deposits related to variable annuities generally provide a GMDB. For annuity products, this can take the form of either (a) return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary; or (d) a combination benefit of (b) and (c) above. The assets and liabilities of these accounts are carried at fair value. The GMDB reserve is held in the Company’s general account policy reserves.

The Company sold contracts with GMIB riders from 1998 to 2004. The GMIB rider provides a guaranteed lifetime annuity which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance could purchase at then-current annuity purchase rates.

The Company sold contracts with a GMWB rider and has since offered multiple variations of this optional benefit. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Reinsurance has been utilized to mitigate risk related to some of the GMDB and GMIB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

The assets legally insulated from the general account are attributed to the following products/transactions:

Product/Transaction	Separate Account Legally Insulated Assets		Separate Account Not Legally Insulated Assets

	December 31,
	2017	2016	2017	2016

	(in millions)
Group Annuity Contracts (401K)	$87,377	$78,915	$-	$-
Variable and Fixed Annuities	35,552	35,077	23	25
Life Insurance	14,081	12,516	-	-
Fixed Products - Institutional and stable value fund	2,140	2,566	-	-
Fixed Products - Retail	26	27	413	452
Investments - Funds	1,555	1,569	-	-

Total	$140,731	$130,670	$436	$477

To compensate the general account for the risk taken, the separate account paid risk charges and amounts toward separate account guarantees as follows:

	Risk Charges Paid to General Account	Amounts toward Separate Account Guarantees

	(in millions)
2017	$220	$62
2016	$231	$89
2015	$241	$59
2014	$252	$74
2013	$263	$109

The Company had the following variable annuities with guaranteed benefits:

	December 31,
	2017	2016

	(in millions, except for ages)
Account value	$36,044	$35,588
Amount of reserve held	821	901
Net amount at risk - gross	4,817	7,031
Weighted average attained age	69	68

The following assumptions and methodology were used to determine the amounts above at December 31, 2017 and 2016:

•

Actuarial Guideline 43 (“AG 43”) is used in both years to determine the aggregate reserve for products falling under the scope. Assumptions used in the standard scenario are prescribed by the guideline. Assumptions used in the stochastic scenarios are detailed below.

•	The stochastically generated projection scenarios have met the scenario calibration criteria prescribed in AG 43.

•

In 2017 and 2016, annuity mortality is based on the Ruark Variable Annuity Table, which is based on an industry study of variable annuity deaths. The table is further adjusted by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

•

In 2017 and 2016, annuity base lapse rates vary by product, policy year, and rider type, where the lapse rates range from 0.5% to 40% for GMDB, GMIB and GMWB. These rates are dynamically reduced for guarantees that are in-the-money. Beginning in 2012, rates are also dynamically increased for GMWBs that are out-of-the-money.

•	For variable annuities, the swap curve at December 31 is used for discounting in both years.

•	For variable annuities, mean return, volatility and correlation assumptions are determined by indices, which have met the calibration criteria prescribed in AG 43.

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,
	2017	2016

	(in millions)
Type of Fund
Equity	$28,880	$24,145
Balanced	10,009	15,300
Bonds	6,381	5,052
Money Market	519	556

Total	$45,789	$45,053

Information regarding the separate accounts of the Company is as follows:

	December 31,
	2017			2016

	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total

	(in millions)
Premiums, deposits and other considerations	$-	$14,395	$14,395	$-	$13,768	$13,768

Reserves for accounts with assets at:
Fair value	627	139,896	140,523	1,114	129,333	130,447
Amortized cost	-	-	-	-	-	-

Total	$627	$139,896	$140,523	$1,114	$129,333	$130,447

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

	December 31,
	2017			2016

	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total

	(in millions)
Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$400	$1,720	$2,120	$474	$1,733	$2,207
At book value without fair value adjustments and with current surrender charge of 5% or more	-	1,494	1,494	-	1,531	1,531
At fair value	-	134,740	134,740	-	122,924	122,924
At book value without fair value adjustments and with current surrender charge of less than 5%	-	1,771	1,771	-	2,903	2,903

Subtotal	400	139,725	140,125	474	129,091	129,565
Not subject to discretionary withdrawal	227	171	398	640	242	882

Total	$627	$139,896	$140,523	$1,114	$129,333	$130,447

Amounts transferred to and from separate accounts are as follows:

	December 31,
	2017	2016	2015

	(in millions)
Transfers to separate accounts	$17,679	$17,163	$17,071
Transfers from separate accounts	26,385	22,744	23,625

Net transfers to (from) separate accounts	$(8,706)	$(5,581)	$(6,554)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

15. Employee Benefit Plans

Retirement Plans: The Company participates in the John Hancock Pension Plan, a qualified defined benefit plan that covers substantially all of its employees. The Company also participates in the John Hancock Non-Qualified Pension Plan, a nonqualified defined benefit plan for employees whose qualified cash balance benefit is restricted by the Internal Revenue Code. Both plans are sponsored by MIC. The non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under this plan continue to be subject to the plan’s provisions.

The Company is jointly and severally liable for the funding requirements of the plans and will recognize its allocation, from MIC, of the required contributions to the plans as pension expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate payments into the trust for the qualified plan and payments to participants for the non-qualified plan. The expense for these plans was $34 million, $30 million, and $35 million in 2017, 2016 and 2015, respectively.

The Company participates in the John Hancock Supplemental Retirement Plan, a non-qualified defined contribution plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for this plan was not material for the years ended 2017, 2016 and 2015, respectively. The prior non-qualified defined contribution plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company also maintains a separate rabbi trust for the purpose of holding assets to be used to satisfy its obligations with respect to certain other non-qualified retirement plans of $328 million and $346 million at December 31, 2017 and 2016, respectively. In the event of insolvency of the Company, the rabbi trust assets can be used to satisfy claims of general creditors.

401 (k) Plans: The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. Both plans are sponsored by JHUSA. Expense is primarily comprised of the amounts the Company contributes to the plans, which fully matches eligible participants’ basic pre-tax or Roth contributions, subject to a 4% per participant maximum. The expense for the defined contribution plans was not material for the years ended 2017, 2016 and 2015, respectively.

Deferred Compensation Plan: The Company maintains the Deferred Compensation Plan for Certain Employees of John Hancock, and the Deferred Compensation Plan of the John Hancock Financial Network, both of which are deferred compensation plans sponsored by MFC. These plans are for a select group of management or highly compensated employees and certain qualified agents. The plans are fully funded and accounts are maintained by a third-party administrator. Under these plans, participants have the flexibility and opportunity to invest their plan balances in mutual funds. The liability for these plans at December 31, 2017 and 2016 was $112 million and $97 million, respectively.

Prior to January 1, 2006, the Company offered the Legacy Deferred Compensation Plan for Certain Employees of John Hancock Life Insurance Company (USA), the legacy plan, which is closed to new participation and is unfunded. These are notional accounts and all liabilities have remained with the Company and are paid out of general account assets when a distribution is taken. The liability for this plan was not material as of December 31, 2017 and 2016 respectively.

Postretirement Benefit Plan: The Company participates in the John Hancock Employee Welfare Plan which is sponsored by MIC. Consistent with the pension plan, the Company is jointly and severally liable for the funding requirements of the plan and will recognize its allocation, from MIC, of the benefits earned by plan participants as postretirement benefits expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate the benefits earned; i.e., service cost, relating to participants employed by the Company. In addition, any difference between actual cash paid for benefits to plan participants and benefits earned is recorded directly to unassigned surplus. The expense and charge to surplus for the John Hancock Employee Welfare Plan were not material for the years ended 2017, 2016 and 2015, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

16. Lines of Credit, Consumer Notes and Affiliated Debt

Lines of Credit: At December 31, 2017, JHUSA and MIC share in a committed line of credit established by MFC totaling $1 billion, which will expire in 2018. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, as long as any amount is owed to the lender under the agreement. At December 31, 2017, the Company had no outstanding borrowings under the agreement.

At December 31, 2017, the Company had a committed line of credit agreement established by MLI totaling $1 billion, which will expire in 2018. MLI will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants as long as any amount is owed to the lender under the agreement. At December 31, 2017, the Company had no outstanding borrowings under the agreement.

At December 31, 2017, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which will expire in 2021. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2017. At December 31, 2017, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

At December 31, 2017, the Company had a line of credit agreement established with JHS LLC totaling up to $120 million, which will expire February 15, 2022. Under the agreement, the Company may loan funds, when requested, at prevailing interest rates as determined in accordance with the line of credit agreement. At December 31, 2017, the Company had $55 million outstanding borrowings under the agreement with a fair value of $55 million. This loan replaced a senior note receivable for $30 million issued by JHS LLC during 2016, and an additional advance of $25 million on February 15, 2017. Interest on the loan is calculated at a fluctuating rate equal to the 360 day-year for the actual number of days elapsed and is payable annually. The combined interest income on the loans was $1 million and $0 million for the year ended December 31, 2017 and 2016.

Consumer Notes: The Company issued consumer notes through its SignatureNotes Program. SignatureNotes may be redeemed upon the death of the holder, subject to an annual overall program redemption limitation of 1% of the aggregate securities outstanding, or $1 million, or an individual redemption limitation of $200,000 of aggregate principal. SignatureNotes have a variety of issue dates, maturities, interest rates and call provisions. The notes payable balance as of December 31, 2017 and 2016 was $197 million and $201 million, respectively. Interest ranging from 4.8% to 6.0%. The notes are due in varying amounts to 2032.

Aggregate maturities of consumer notes are as follows: 2018-$43 million; 2019-$16 million; 2020-$0 million; 2021-$0 million; 2022-$13 million; and thereafter $125 million.

Interest expense on consumer notes, included in benefits to policyholders, was $11 million, $12 million, and $18 million in 2017, 2016 and 2015, respectively. Interest paid amounted to $11 million, $11 million, and $18 million in 2017, 2016 and 2015, respectively.

Affiliated Debt: Pursuant to a demand note receivable dated September 30, 2008, the Company had $295 million outstanding with MIC. The note, which was to have matured on March 31, 2013, was extended to March 31, 2018. This note was reported as a nonadmitted asset at December 31, 2016 since the counterparty is the parent entity of the Company; however, this note continued to accrue interest throughout the duration of the contract as per the terms of the note. Prior to March 31, 2013, the interest rate was calculated at a fluctuating rate equal to 3-month LIBOR plus 83 basis points per annum. Following the extension, the interest rate was calculated at a fluctuating rate equal to 3-month LIBOR plus 180 basis points per annum. Interest income was $7 million, $7 million, and $6 million for the years ended December 31, 2017, 2016 and 2015, respectively. The demand note receivable was fully repaid on September 30, 2017.

Pursuant to a promissory note dated June 28, 2012, the Company borrowed $153 million from Manulife Finance Switzerland AG (“MFSA”). Interest on the loan was calculated at a fluctuating rate equal to 3-month LIBOR plus 90 basis points per annum and was payable quarterly. In addition, the Company renewed two previously outstanding promissory notes to MFSA with an outstanding balance of $7 million and combined these notes with the new note issued on June 28, 2012, thus bringing

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

16. Lines of Credit, Consumer Notes and Affiliated Debt - (continued)

the total principal balance due to $160 million. On June 3, 2015, the maturity date was extended for a period of one year to June 28, 2016. Following the extension, the interest rate was amended and was calculated at a fluctuating rate equal to 3-month LIBOR plus 88 basis points per annum and was payable quarterly effective from June 28, 2015. On May 31, 2016, the maturity date was extended for a period of one year to June 28, 2017. Following the extension, the interest rate was amended and was calculated at a fluctuating rate equal to 3-month LIBOR plus 88 basis points per annum and was payable quarterly effective from June 28, 2016. On May 22, 2017, the maturity date was extended for a period of one year to June 28, 2018. Following the extension, the interest rate was amended and was calculated at a fluctuating rate equal to 3-month LIBOR plus 88 basis points per annum and was payable quarterly effective from June 28, 2017. Interest expense was $3 million, $3 million, and $2 million for the years ended December 31, 2017, 2016 and 2015, respectively. The promissory note was fully repaid as of December 31, 2017.

Pursuant to a demand note dated December 20, 2012, the Company borrowed $130 million from MIC. The note was paid on December 21, 2015. Interest on the loan was calculated at a fluctuating rate equal to the one-month LIBOR rate and was payable monthly. Interest expense was $0 million for the years ended December 31, 2017, 2016 and 2015, respectively.

Pursuant to a senior note receivable dated December 9, 2014, the Company had $40 million outstanding with JHS LLC as of December 31, 2016. During 2017, JHS LLC repaid $15 million of the outstanding loan bringing the outstanding principal balance to $25 million with a fair value of $25 million as of December 31, 2017. The note matures on December 9, 2019. Interest on the loan is calculated at a fluctuating rate equal to the 3-month LIBOR rate plus 180 basis points per annum and is payable quarterly. Interest income was $1 million, $1 million, and $1 million for the years ended December 31, 2017, 2016 and 2015, respectively.

FHLB (Federal Home Loan Bank) Agreements: The Company is a member of the Federal Home Loan Bank of Indianapolis (FHLBI). The Company uses advances from the FHLBI as a part of its liquidity management program, and any funds obtained for this purpose would be accounted for as borrowed money.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

16. Lines of Credit, Consumer Notes and Affiliated Debt - (continued)

The following table indicates the aggregate amount of the FHLBI capital stock held related to the agreement:

	December 31, 2017
	(1) (Col 2 + 3) Total	(2) General Account	(3) Separate Account

	(in millions)
(a) Membership stock - Class A	$19	$19	$-
(b) Membership stock - Class B	-	-	-
(c) Activity stock	-	-	-
(d) Excess stock	-	-	-
(e) Aggregate total	$19	$19	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$421

	December 31, 2016
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account

	(in millions)
(a) Membership stock - Class A	$-	$-	$-
(b) Membership stock - Class B	18	18	-
(c) Activity stock	-	-	-
(d) Excess stock	-	-	-
(e) Aggregate total	$18	$18	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$400

FHLBI membership stock of $0 million and $18 million was classified as not eligible for redemption for the years ended December 31, 2017 and 2016, respectively.

The following table indicates the collateral pledged to the FHLBI at the end of the year:

December 31, 2017
	Fair Value	Carrying Value	Aggregate Total Borrowing

(in millions)
(a) General account	$-	$-	$-
(b) Separate account	-	-	-

(c) Total collateral pledged	$-	$-	$-

December 31, 2016
	Fair Value	Carrying Value	Aggregate Total Borrowing

(in millions)
(a) General account	$-	$-	$-
(b) Separate account	-	-	-

(c) Total collateral pledged	$-	$-	$-

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

16. Lines of Credit, Consumer Notes and Affiliated Debt - (continued)

The following table indicates the maximum collateral pledged to the FHLBI during the year:

December 31, 2017
	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral

(in millions)
(a) General account	$803	$755	$400
(b) Separate account	-	-	-

(c) Total maximum collateral pledged	$803	$755	$400

December 31, 2016
	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral

(in millions)
(a) General account	$-	$-	$-
(b) Separate account	-	-	-

(c) Total maximum collateral pledged	$-	$-	$-

The following table represents the aggregate amount of borrowing from FHLBI:

December 31, 2017
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established

(in millions)
(a) Debt	$-	$-	$-	-
(b) Funding agreements	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$-	$-	$-	$-

December 31, 2016
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established

(in millions)
(a) Debt	$-	$-	$-	-
(b) Funding agreements	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$-	$-	$-	$-

The maximum amount of aggregate borrowings from FHLBI during 2017 was $400 million. The Company is not subject to any prepayment obligations under current borrowing agreements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

17. Closed Block

The Company operates a closed block for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999.

Assets were allocated to the closed block in an amount that, together with anticipated revenues from policies included in the closed block, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues.

Assets allocated to the closed block inure solely to the benefit of policyholders included in the closed block and will not revert to the benefit of the shareholders of the Company. In addition, if the assets allocated to the closed block and the revenues from the closed block business prove to be insufficient to pay the benefits guaranteed in the closed block, the Company will be required to make payments from its general funds in an amount equal to the shortfall.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

No reallocation, transfer, borrowing, or lending of assets can be made between the closed block and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior notification to or approval of the Insurance Department.

The excess of the closed block liabilities over the closed block assets represents the expected future post-tax contribution from the closed block which may be recognized in income over the period the policies and contracts in the closed block remain in force.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

17. Closed Block - (continued)

The following table sets forth certain summarized financial information relating to the JHUSA closed block.

	JHUSA
	2017	2016

	(in millions)
Assets:
Bonds	$2,744	$2,979
Stocks:
Preferred stocks	-	-
Common stocks	-	-
Mortgage loans on real estate	247	271
Real estate	704	817
Cash, cash equivalents and short-term investments	4	17
Policy loans	1,694	1,686
Other invested assets	248	140

Total cash and invested assets	5,641	5,910
Investment income due and accrued	102	108
Premiums due and deferred	5	9
Net deferred tax asset	73	144
Other closed block assets	46	-

Total closed block assets	$5,867	$6,171

Obligations:
Policy reserves	5,515	5,623
Policyholders’ and beneficiaries’ funds	60	62
Dividends payable to policyholders	322	324
Policy benefits in process of payment	71	89
Other policy obligations	1	2
Other closed block obligations	500	719

Total closed block obligations	$6,469	$6,819

18. Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2017 financial statements through April 4, 2018, the date the financial statements were issued.

AUDITED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.) Separate Account A

December 31, 2017

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Audited Financial Statements

December  31, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of John Hancock Life Insurance Company (U.S.A.) and Contract Owners of John Hancock Life Insurance Company (U.S.A.) Separate Account A

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of John Hancock Life Insurance Company (U.S.A.) Separate Account A (the “Separate Account”) comprised of the following sub-accounts as listed below as of December 31, 2017, and the related statements of operations and changes in contract owners’ equity for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the sub-accounts constituting John Hancock Life Insurance Company (U.S.A.) Separate Account A at December 31, 2017, the results of their operations and changes in contract owners’ equity for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual sub-accounts constituting John Hancock Life		Statement of operations and
Insurance Company (U.S.A) Separate Account A		changes in contract owners’ equity
500 Index Fund Series NAV	Lifestyle Growth Portfolio Series I	For each of the two years in the period ended December 31, 2017
Active Bond Trust Series I	Lifestyle Growth Portfolio Series NAV
Active Bond Trust Series NAV	Lifestyle Moderate Portfolio Series NAV
Alpha Opportunities Trust Series I	M Capital Appreciation
Alpha Opportunities Trust Series NAV	M International Equity
American Asset Allocation Trust Series I	M Large Cap Growth
American Global Growth Trust Series I	M Large Cap Value
American Growth Trust Series I	Managed Volatility Aggressive Portfolio Series I
American Growth-Income Trust Series I	Managed Volatility Aggressive Portfolio Series NAV
American International Trust Series I	Managed Volatility Balanced Portfolio Series I
Blue Chip Growth Trust Series I	Managed Volatility Balanced Portfolio Series NAV
Blue Chip Growth Trust Series NAV	Managed Volatility Conservative Portfolio Series I
Bond Trust Series I	Managed Volatility Conservative Portfolio Series NAV
Bond Trust Series NAV	Managed Volatility Growth Portfolio Series I
Capital Appreciation Trust Series I	Managed Volatility Growth Portfolio Series NAV
Capital Appreciation Trust Series NAV	Managed Volatility Moderate Portfolio Series I

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Capital Appreciation Value Trust Series I	Managed Volatility Moderate Portfolio Series NAV
Capital Appreciation Value Trust Series NAV	Mid Cap Index Trust Series I
Core Bond Trust Series I	Mid Cap Index Trust Series NAV
Core Bond Trust Series NAV	Mid Cap Stock Trust Series I
Emerging Markets Value Trust Series I	Mid Cap Stock Trust Series NAV
Emerging Markets Value Trust Series NAV	Mid Value Trust Series I
Equity Income Trust Series I	Mid Value Trust Series NAV
Equity Income Trust Series NAV	Money Market Trust Series I
Financial Industries Trust Series I	PIMCO All Asset
Financial Industries Trust Series NAV	Real Estate Securities Trust Series I
Fundamental All Cap Core Trust Series I	Real Estate Securities Trust Series NAV
Fundamental All Cap Core Trust Series NAV	Science & Technology Trust Series I
Fundamental Large Cap Value Trust Series I	Science & Technology Trust Series NAV
Fundamental Large Cap Value Trust Series NAV	Short Term Government Income Trust Series I
Global Bond Trust Series I	Short Term Government Income Trust Series NAV
Global Bond Trust Series NAV	Small Cap Growth Trust Series I
Global Trust Series I	Small Cap Growth Trust Series NAV
Global Trust Series NAV	Small Cap Index Trust Series I
Health Sciences Trust Series I	Small Cap Index Trust Series NAV
Health Sciences Trust Series NAV	Small Cap Opportunities Trust Series I
High Yield Trust Series I	Small Cap Opportunities Trust Series NAV
High Yield Trust Series NAV	Small Cap Value Trust Series I
International Equity Index Series I	Small Cap Value Trust Series NAV
International Equity Index Series NAV	Small Company Value Trust Series I
International Growth Stock Trust Series I	Small Company Value Trust Series NAV
International Growth Stock Trust Series NAV	Strategic Income Opportunities Trust Series I
International Small Company Trust Series I	Strategic Income Opportunities Trust Series NAV
International Small Company Trust Series NAV	Total Bond Market Series Trust NAV
International Value Trust Series I	Total Stock Market Index Trust Series I

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

International Value Trust Series NAV	Total Stock Market Index Trust Series NAV
Investment Quality Bond Trust Series I	Ultra Short Term Bond Trust Series I
Investment Quality Bond Trust Series NAV	Ultra Short Term Bond Trust Series NAV
Lifestyle Aggressive Portfolio Series NAV	Utilities Trust Series I
Lifestyle Balanced Portfolio Series NAV	Utilities Trust Series NAV
Lifestyle Conservative Portfolio Series NAV
Money-Market Trust Series NAV		For the period from April 29, 2016 (commencement of operations) through December 31, 2016 and for the year ended December 31, 2017

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the sub-accounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of the Separate Account’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the fund companies, or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the Separate Account since 1987.
Boston, Massachusetts
April 4, 2018

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	500 Index Fund Series NAV (a)	Active Bond Trust Series I	Active Bond Trust Series NAV	Alpha Opportunities Trust Series I	Alpha Opportunities Trust Series NAV	American Asset Allocation Trust Series I
Total Assets
Investments at fair value	$348,721,758	$6,471,672	$26,438,285	$471,326	$3,601,783	$128,577,233

Units outstanding	6,784,125	270,953	338,984	16,448	118,703	6,625,088
Unit value	$51.40	$23.88	$77.99	$28.66	$30.34	$19.41

Shares	10,833,233	676,246	2,759,738	46,574	355,556	8,997,707
Cost	$260,189,047	$6,660,408	$27,053,098	$478,054	$3,667,947	$124,831,888

(a)	Renamed on October 27, 2017. Previously known as 500 Index Fund B Series NAV.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	American Global Growth Trust Series I	American Growth Trust Series I	American Growth- Income Trust Series I	American International Trust Series I	Blue Chip Growth Trust Series I	Blue Chip Growth Trust Series NAV
Total Assets
Investments at fair value	$14,813,604	$83,785,824	$113,858,879	$55,578,567	$42,577,594	$86,650,408

Units outstanding	720,753	2,411,606	3,585,179	2,135,269	555,682	463,766
Unit value	$20.55	$34.74	$31.76	$26.03	$76.62	$186.84

Shares	920,100	4,153,982	6,436,341	2,534,362	1,219,290	2,481,398
Cost	$13,945,600	$78,021,186	$112,314,059	$44,581,036	$35,912,294	$76,953,504

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Bond Trust Series I	Bond Trust Series NAV	Capital Appreciation Trust Series I	Capital Appreciation Trust Series NAV	Capital Appreciation Value Trust Series I	Capital Appreciation Value Trust Series NAV
Total Assets
Investments at fair value	$3,592,149	$23,318,542	$29,496,179	$32,134,590	$2,863,342	$71,301,039

Units outstanding	300,657	1,946,376	790,899	876,826	124,935	3,100,817
Unit value	$11.95	$11.98	$37.29	$36.65	$22.92	$22.99

Shares	267,671	1,738,892	2,013,391	2,190,497	239,010	5,966,614
Cost	$3,667,819	$23,755,084	$26,723,343	$29,759,577	$2,769,306	$70,535,853

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Core Bond Trust Series I	Core Bond Trust Series NAV	Emerging Markets Value Trust Series I	Emerging Markets Value Trust Series NAV	Equity Income Trust Series I	Equity Income Trust Series NAV
Total Assets
Investments at fair value	$17,352,996	$67,202,534	$6,224,735	$62,117,602	$43,431,943	$75,290,720

Units outstanding	804,188	3,874,428	348,258	4,324,940	732,612	1,269,637
Unit value	$21.58	$17.35	$17.87	$14.36	$59.28	$59.30

Shares	1,326,682	5,161,485	585,582	5,854,628	2,481,825	4,322,085
Cost	$17,835,957	$68,706,290	$5,582,136	$54,500,125	$39,156,197	$72,415,466

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Financial Industries Trust Series I	Financial Industries Trust Series NAV	Fundamental All Cap Core Trust Series I	Fundamental All Cap Core Trust Series NAV	Fundamental Large Cap Value Trust Series I	Fundamental Large Cap Value Trust Series NAV
Total Assets
Investments at fair value	$3,410,933	$11,918,204	$1,406,716	$19,287,654	$37,050,420	$47,967,188

Units outstanding	107,658	312,059	26,801	617,770	1,021,137	1,874,453
Unit value	$31.68	$38.19	$52.49	$31.22	$36.28	$25.59

Shares	227,547	797,204	54,461	742,976	1,734,570	2,244,604
Cost	$3,043,530	$10,013,916	$1,219,035	$14,312,124	$30,621,050	$39,572,659

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Global Bond Trust Series I	Global Bond Trust Series NAV	Global Trust Series I	Global Trust Series NAV	Health Sciences Trust Series I	Health Sciences Trust Series NAV
Total Assets
Investments at fair value	$4,904,037	$28,799,787	$12,176,041	$31,879,295	$13,855,258	$42,047,374

Units outstanding	147,690	863,987	313,287	1,515,103	156,156	607,029
Unit value	$33.20	$33.33	$38.87	$21.04	$88.73	$69.27

Shares	379,276	2,237,746	555,730	1,457,006	553,546	1,657,366
Cost	$4,898,875	$28,339,275	$10,881,634	$28,662,366	$15,901,141	$45,948,735

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	High Yield Trust Series I	High Yield Trust Series NAV	International Equity Index Series I (b)	International Equity Index Series NAV (c)	International Growth Stock Trust Series I	International Growth Stock Trust Series NAV
Total Assets
Investments at fair value	$13,428,818	$31,838,303	$14,854,926	$73,049,402	$2,916,571	$18,120,277

Units outstanding	366,078	1,312,779	1,025,077	1,282,976	199,797	1,237,734
Unit value	$36.68	$24.25	$14.49	$56.94	$14.60	$14.64

Shares	2,524,214	6,076,012	805,582	3,961,464	157,228	976,308
Cost	$14,448,478	$33,028,803	$12,371,636	$62,859,975	$2,524,168	$16,137,290

(b)	Renamed on October 27, 2017. Previously known as International Equity Index Trust B Series I.
(c)	Renamed on October 27, 2017. Previously known as International Equity Index Trust B Series NAV.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	International Small Company Trust Series I	International Small Company Trust Series NAV	International Value Trust Series I	International Value Trust Series NAV	Investment Quality Bond Trust Series I	Investment Quality Bond Trust Series NAV
Total Assets
Investments at fair value	$9,370,815	$29,173,612	$25,120,808	$43,337,283	$10,248,925	$16,751,526

Units outstanding	457,214	1,417,050	865,561	2,311,755	279,745	967,132
Unit value	$20.50	$20.59	$29.02	$18.75	$36.64	$17.32

Shares	588,989	1,832,513	1,754,246	3,049,774	919,186	1,507,788
Cost	$7,821,695	$23,028,354	$21,837,192	$38,931,643	$10,615,548	$17,051,016

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Lifestyle Aggressive Portfolio Series NAV (d)	Lifestyle Balanced Portfolio Series NAV (e)	Lifestyle Conservative Portfolio Series NAV (f)	Lifestyle Growth Portfolio Series I (g)	Lifestyle Growth Portfolio Series NAV (h)	Lifestyle Moderate Portfolio Series NAV (i)
Total Assets
Investments at fair value	$6,467,259	$64,648,485	$3,601,038	$1,580,367	$312,362,191	$18,783,665

Units outstanding	455,491	5,050,715	303,928	133,420	23,202,839	1,505,333
Unit value	$14.20	$12.80	$11.85	$11.85	$13.46	$12.48

Shares	427,164	4,318,536	269,136	96,305	19,046,475	1,300,808
Cost	$5,727,192	$61,481,914	$3,617,691	$1,519,266	$298,965,366	$18,196,431

(d)	Renamed on October 27, 2017. Previously known as Lifestyle Aggressive Trust PS Series NAV.
(e)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced Trust PS Series NAV.
(f)	Renamed on October 27, 2017. Previously known as Lifestyle Conservative Trust PS Series NAV.
(g)	Renamed on October 27, 2017. Previously known as Lifestyle Growth Trust PS Series I.
(h)	Renamed on October 27, 2017. Previously known as Lifestyle Growth Trust PS Series NAV.
(i)	Renamed on October 27, 2017. Previously known as Lifestyle Moderate Trust PS Series NAV.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	M Capital Appreciation	M International Equity	M Large Cap Growth	M Large Cap Value	Managed Volatility Aggressive Portfolio Series I (j)	Managed Volatility Aggressive Portfolio Series NAV (k)
Total Assets
Investments at fair value	$16,198,363	$14,613,777	$15,980,068	$13,609,469	$14,338,686	$192,188,291

Units outstanding	141,462	371,299	217,690	455,589	390,364	8,724,396
Unit value	$114.51	$39.36	$73.41	$29.87	$36.73	$22.03

Shares	518,514	1,076,125	591,635	976,990	1,204,932	16,150,277
Cost	$15,125,671	$13,082,202	$13,787,841	$12,954,621	$11,912,121	$152,357,392

(j)	Renamed on October 27, 2017. Previously known as Lifestyle Aggressive MVP Series I.
(k)	Renamed on October 27, 2017. Previously known as Lifestyle Aggressive MVP Series NAV.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Managed Volatility Balanced Portfolio Series I (l)	Managed Volatility Balanced Portfolio Series NAV (m)	Managed Volatility Conservative Portfolio Series I (n)	Managed Volatility Conservative Portfolio Series NAV (o)	Managed Volatility Growth Portfolio Series I (p)	Managed Volatility Growth Portfolio Series NAV (q)
Total Assets
Investments at fair value	$62,006,303	$447,516,634	$3,314,381	$35,298,933	$73,320,422	$640,383,574

Units outstanding	1,500,398	21,747,190	83,757	1,903,845	1,865,034	30,337,018
Unit value	$41.33	$20.58	$39.57	$18.54	$39.31	$21.11

Shares	4,784,437	34,450,857	288,709	3,066,806	5,039,204	43,952,201
Cost	$58,262,492	$433,638,924	$3,529,915	$37,068,941	$59,469,506	$550,873,415

(l)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced MVP Series I.
(m)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced MVP Series NAV.
(n)	Renamed on October 27, 2017. Previously known as Lifestyle Conservative MVP Series I.
(o)	Renamed on October 27, 2017. Previously known as Lifestyle Conservative MVP Series NAV.
(p)	Renamed on October 27, 2017. Previously known as Lifestyle Growth MVP Series I.
(q)	Renamed on October 27, 2017. Previously known as Lifestyle Growth MVP Series NAV.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Managed Volatility Moderate Portfolio Series I (r)	Managed Volatility Moderate Portfolio Series NAV (s)	Mid Cap Index Trust Series I	Mid Cap Index Trust Series NAV	Mid Cap Stock Trust Series I	Mid Cap Stock Trust Series NAV
Total Assets
Investments at fair value	$14,344,284	$103,791,971	$29,470,072	$67,588,547	$21,463,917	$30,902,772

Units outstanding	342,224	5,139,787	516,844	1,804,976	475,931	314,358
Unit value	$41.91	$20.19	$57.02	$37.45	$45.10	$98.30

Shares	1,163,365	8,411,019	1,281,307	2,938,633	1,204,485	1,713,964
Cost	$14,807,254	$105,933,787	$27,790,937	$62,195,567	$18,247,758	$28,207,316

(r)	Renamed on October 27, 2017. Previously known as Lifestyle Moderate MVP Series I.
(s)	Renamed on October 27, 2017. Previously known as Lifestyle Moderate MVP Series NAV.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Mid Value Trust Series I	Mid Value Trust Series NAV	Money Market Trust Series I	Money-Market Trust Series NAV	PIMCO All Asset	Real Estate Securities Trust Series I
Total Assets
Investments at fair value	$13,494,713	$28,888,722	$25,942,096	$91,727,404	$30,167,421	$26,663,685

Units outstanding	389,154	541,810	1,045,888	9,104,460	1,613,893	137,652
Unit value	$34.68	$53.32	$24.80	$10.07	$18.69	$193.70

Shares	1,163,337	2,505,527	25,942,096	91,727,404	2,732,556	1,352,800
Cost	$13,834,284	$29,079,280	$25,942,096	$91,727,404	$29,367,176	$17,101,478

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Real Estate Securities Trust Series NAV	Science & Technology Trust Series I	Science & Technology Trust Series NAV	Short Term Government Income Trust Series I	Short Term Government Income Trust Series NAV	Small Cap Growth Trust Series I
Total Assets
Investments at fair value	$53,030,200	$25,956,864	$28,379,763	$6,242,260	$19,499,311	$2,426,006

Units outstanding	326,744	469,232	646,311	577,254	1,795,919	74,446
Unit value	$162.30	$55.32	$43.91	$10.81	$10.86	$32.59

Shares	2,707,004	866,095	937,864	519,323	1,622,239	239,487
Cost	$46,118,860	$20,960,034	$23,436,376	$6,501,172	$20,115,235	$2,310,324

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Small Cap Growth Trust Series NAV	Small Cap Index Trust Series I	Small Cap Index Trust Series NAV	Small Cap Opportunities Trust Series I	Small Cap Opportunities Trust Series NAV	Small Cap Value Trust Series I
Total Assets
Investments at fair value	$23,253,736	$11,035,041	$35,451,777	$33,642,716	$19,736,292	$3,783,091

Units outstanding	600,234	256,946	1,033,625	677,464	805,619	122,561
Unit value	$38.74	$42.95	$34.30	$49.66	$24.50	$30.87

Shares	2,268,657	685,832	2,201,974	1,051,006	619,664	186,819
Cost	$22,107,337	$9,646,168	$31,668,466	$31,206,922	$18,425,468	$3,903,757

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Small Cap Value Trust Series NAV	Small Company Value Trust Series I	Small Company Value Trust Series NAV	Strategic Income Opportunities Trust Series I	Strategic Income Opportunities Trust Series NAV	Total Bond Market Series Trust NAV (t)
Total Assets
Investments at fair value	$36,028,993	$14,425,426	$27,310,702	$9,153,904	$32,034,980	$24,385,229

Units outstanding	414,415	302,283	858,040	315,509	1,486,353	972,096
Unit value	$86.94	$47.72	$31.83	$29.01	$21.55	$25.09

Shares	1,785,381	691,535	1,312,384	667,194	2,341,738	2,411,991
Cost	$37,753,705	$13,346,545	$27,153,840	$8,960,190	$31,584,491	$25,033,009

(t)	Renamed on October 27, 2017. Previously known as Total Bond Market Trust B Series NAV.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Total Stock Market Index Trust Series I	Total Stock Market Index Trust Series NAV	Ultra Short Term Bond Trust Series I	Ultra Short Term Bond Trust Series NAV	Utilities Trust Series I	Utilities Trust Series NAV
Total Assets
Investments at fair value	$16,220,870	$61,254,316	$1,797,598	$5,199,385	$3,968,145	$17,121,845

Units outstanding	503,102	569,712	176,845	509,691	97,621	525,609
Unit value	$32.24	$107.52	$10.16	$10.20	$40.65	$32.58

Shares	724,469	2,737,012	157,546	455,687	281,030	1,214,315
Cost	$14,034,256	$51,112,464	$1,824,836	$5,298,572	$3,756,457	$16,970,342

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	500 Index Fund Series NAV		Active Bond Trust Series I		Active Bond Trust Series NAV
	2017 (a)	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$5,711,380	$4,387,130	$250,045	$276,327	$894,812	$820,441
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	5,711,380	4,387,130	250,045	276,327	894,812	820,441

Realized gains (losses) on investments:
Capital gain distributions received	4,034,345	3,517,463	—	—	—	—
Net realized gain (loss)	12,647,181	10,359,474	(57,535)	29,292	(99,259)	(175,060)

Realized gains (losses)	16,681,526	13,876,937	(57,535)	29,292	(99,259)	(175,060)

Unrealized appreciation (depreciation) during the period	38,637,593	7,690,241	153,928	(13,386)	338,620	204,058

Net increase (decrease) in net assets from operations	61,030,499	25,954,308	346,438	292,233	1,134,173	849,439

Changes from principal transactions:
Purchase payments	19,984,225	16,381,618	219,445	250,147	2,048,551	2,000,028
Transfers between sub-accounts and the company	18,073,465	45,124,001	(787,187)	1,041,625	2,763,558	2,326,527
Transfers on general account policy loans	(1,764,413)	160,429	(29,393)	(1,184)	(148,499)	(102,791)
Withdrawals	(8,342,573)	(7,128,368)	(254,198)	(283,344)	(598,612)	(703,669)
Annual contract fee	(13,513,071)	(11,096,298)	(514,515)	(495,245)	(1,126,575)	(1,032,587)

Net increase (decrease) in net assets from principal transactions	14,437,633	43,441,382	(1,365,848)	511,999	2,938,423	2,487,508

Total increase (decrease) in net assets	75,468,132	69,395,690	(1,019,410)	804,232	4,072,596	3,336,947
Net assets at beginning of period	273,253,626	203,857,936	7,491,082	6,686,850	22,365,689	19,028,742

Net assets at end of period	$348,721,758	$273,253,626	$6,471,672	$7,491,082	$26,438,285	$22,365,689

	2017	2016	2017	2016	2017	2016
Units, beginning of period	6,586,120	5,507,852	328,818	306,255	300,795	267,427
Units issued	878,637	1,713,371	25,745	62,789	86,290	88,442
Units redeemed	(680,632)	(635,103)	(83,610)	(40,226)	(48,101)	(55,074)

Units, end of period	6,784,125	6,586,120	270,953	328,818	338,984	300,795

(a)	Renamed on October 27, 2017. Previously known as 500 Index Fund B Series NAV.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Alpha Opportunities Trust Series I		Alpha Opportunities Trust Series NAV		American Asset Allocation Trust Series I
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$2,017	$10,202	$20,907	$71,783	$1,496,880	$1,250,978
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	2,017	10,202	20,907	71,783	1,496,880	1,250,978

Realized gains (losses) on investments:
Capital gain distributions received	63,898	94,232	600,588	391,198	7,889,162	11,870,800
Net realized gain (loss)	(8,511)	(182,580)	(338,240)	(536,339)	1,035,280	1,139,987

Realized gains (losses)	55,387	(88,348)	262,348	(145,141)	8,924,442	13,010,787

Unrealized appreciation (depreciation) during the period	21,965	108,242	419,997	286,094	6,336,459	(6,439,216)

Net increase (decrease) in net assets from operations	79,369	30,096	703,252	212,736	16,757,781	7,822,549

Changes from principal transactions:
Purchase payments	12,397	12,008	507,592	395,700	9,932,355	8,748,917
Transfers between sub-accounts and the company	27,177	23,503	(1,414,893)	599,817	10,149,892	10,396,517
Transfers on general account policy loans	—	—	935	14,155	(108,782)	38,835
Withdrawals	(225,715)	(9,835)	(278,898)	(51,131)	(2,669,136)	(1,560,303)
Annual contract fee	(14,558)	(16,472)	(215,718)	(203,350)	(6,538,270)	(5,341,760)

Net increase (decrease) in net assets from principal transactions	(200,699)	9,204	(1,400,982)	755,191	10,766,059	12,282,206

Total increase (decrease) in net assets	(121,330)	39,300	(697,730)	967,927	27,523,840	20,104,755
Net assets at beginning of period	592,656	553,356	4,299,513	3,331,586	101,053,393	80,948,638

Net assets at end of period	$471,326	$592,656	$3,601,783	$4,299,513	$128,577,233	$101,053,393

	2017	2016	2017	2016	2017	2016
Units, beginning of period	24,349	24,033	166,880	136,746	6,029,037	5,263,868
Units issued	1,435	19,883	26,701	79,286	1,022,015	1,229,868
Units redeemed	(9,336)	(19,567)	(74,878)	(49,152)	(425,964)	(464,699)

Units, end of period	16,448	24,349	118,703	166,880	6,625,088	6,029,037

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Global Growth Trust Series I		American Growth Trust Series I		American Growth-Income Trust Series I
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$34,294	$86,321	$288,948	$251,908	$1,150,101	$1,480,172
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	34,294	86,321	288,948	251,908	1,150,101	1,480,172

Realized gains (losses) on investments:
Capital gain distributions received	1,071,185	988,494	11,908,631	18,948,801	17,656,554	21,956,006
Net realized gain (loss)	64,250	(162,991)	3,310,844	2,882,671	2,708,695	3,706,851

Realized gains (losses)	1,135,435	825,503	15,219,475	21,831,472	20,365,249	25,662,857

Unrealized appreciation (depreciation) during the period	1,933,790	(984,628)	3,249,825	(16,486,301)	(707,099)	(17,616,179)

Net increase (decrease) in net assets from operations	3,103,519	(72,804)	18,758,248	5,597,079	20,808,251	9,526,850

Changes from principal transactions:
Purchase payments	995,448	922,619	4,132,126	3,630,295	5,041,278	4,499,640
Transfers between sub-accounts and the company	2,435,564	676,617	468,940	528,365	2,282,237	2,244,763
Transfers on general account policy loans	(192,450)	(54,555)	(629,826)	(300,523)	(616,998)	(247,399)
Withdrawals	(248,851)	(170,101)	(2,405,391)	(2,081,187)	(3,649,164)	(3,455,282)
Annual contract fee	(517,980)	(417,777)	(3,209,403)	(2,977,105)	(4,510,410)	(4,300,389)

Net increase (decrease) in net assets from principal transactions	2,471,731	956,803	(1,643,554)	(1,200,155)	(1,453,057)	(1,258,667)

Total increase (decrease) in net assets	5,575,250	883,999	17,114,694	4,396,924	19,355,194	8,268,183
Net assets at beginning of period	9,238,354	8,354,355	66,671,130	62,274,206	94,503,685	86,235,502

Net assets at end of period	$14,813,604	$9,238,354	$83,785,824	$66,671,130	$113,858,879	$94,503,685

	2017	2016	2017	2016	2017	2016
Units, beginning of period	588,444	533,644	2,456,826	2,485,246	3,611,722	3,601,853
Units issued	209,830	208,587	279,811	307,514	306,804	402,945
Units redeemed	(77,521)	(153,787)	(325,031)	(335,934)	(333,347)	(393,076)

Units, end of period	720,753	588,444	2,411,606	2,456,826	3,585,179	3,611,722

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American International Trust Series I		Blue Chip Growth Trust Series I		Blue Chip Growth Trust Series NAV
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$465,614	$413,506	$28,447	$4,171	$87,844	$30,114
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	465,614	413,506	28,447	4,171	87,844	30,114

Realized gains (losses) on investments:
Capital gain distributions received	2,611,757	—	2,644,941	5,824,423	5,202,391	9,389,303
Net realized gain (loss)	1,661,395	1,102,422	3,561,000	3,267,259	1,794,684	1,335,071

Realized gains (losses)	4,273,152	1,102,422	6,205,941	9,091,682	6,997,075	10,724,374

Unrealized appreciation (depreciation) during the period	8,356,818	(231,497)	5,886,516	(9,032,049)	15,807,053	(10,067,696)

Net increase (decrease) in net assets from operations	13,095,584	1,284,431	12,120,904	63,804	22,891,972	686,792

Changes from principal transactions:
Purchase payments	3,003,430	2,786,041	982,594	1,148,937	6,452,638	5,580,045
Transfers between sub-accounts and the company	1,273,365	(31,226)	(1,412,508)	(2,697,632)	1,722,247	4,621,251
Transfers on general account policy loans	(95,032)	(75,106)	(76,906)	(95,354)	(831,753)	(555,882)
Withdrawals	(1,080,357)	(1,168,126)	(1,402,018)	(1,560,822)	(3,084,897)	(1,209,219)
Annual contract fee	(1,726,754)	(1,606,043)	(2,244,354)	(2,091,726)	(3,138,590)	(2,739,367)

Net increase (decrease) in net assets from principal transactions	1,374,652	(94,460)	(4,153,192)	(5,296,597)	1,119,645	5,696,828

Total increase (decrease) in net assets	14,470,236	1,189,971	7,967,712	(5,232,793)	24,011,617	6,383,620
Net assets at beginning of period	41,108,331	39,918,360	34,609,882	39,842,675	62,638,791	56,255,171

Net assets at end of period	$55,578,567	$41,108,331	$42,577,594	$34,609,882	$86,650,408	$62,638,791

	2017	2016	2017	2016	2017	2016
Units, beginning of period	2,057,878	2,037,560	615,567	714,376	457,079	413,994
Units issued	322,394	279,634	40,017	16,649	71,067	99,806
Units redeemed	(245,003)	(259,316)	(99,902)	(115,458)	(64,380)	(56,721)

Units, end of period	2,135,269	2,057,878	555,682	615,567	463,766	457,079

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Bond Trust Series I		Bond Trust Series NAV		Capital Appreciation Trust Series I
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$101,624	$113,399	$667,692	$593,340	$17,132	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	101,624	113,399	667,692	593,340	17,132	—

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	2,275,506	3,977,121
Net realized gain (loss)	(14,386)	12,553	(42,738)	29,541	872,590	1,294,956

Realized gains (losses)	(14,386)	12,553	(42,738)	29,541	3,148,096	5,272,077

Unrealized appreciation (depreciation) during the period	41,551	(97,274)	202,776	(393,197)	5,167,488	(5,711,708)

Net increase (decrease) in net assets from operations	128,789	28,678	827,730	229,684	8,332,716	(439,631)

Changes from principal transactions:
Purchase payments	89,415	95,211	2,783,925	1,919,420	760,092	874,258
Transfers between sub-accounts and the company	(5,598)	3,443,218	1,558,917	12,868,593	(322,108)	(2,437,966)
Transfers on general account policy loans	(136,424)	6,232	(152,866)	(128,101)	19,929	156,567
Withdrawals	(102,761)	(419,667)	(644,326)	(684,067)	(1,390,521)	(885,016)
Annual contract fee	(196,710)	(155,838)	(1,050,458)	(867,173)	(1,487,724)	(1,425,257)

Net increase (decrease) in net assets from principal transactions	(352,078)	2,969,156	2,495,192	13,108,672	(2,420,332)	(3,717,414)

Total increase (decrease) in net assets	(223,289)	2,997,834	3,322,922	13,338,356	5,912,384	(4,157,045)
Net assets at beginning of period	3,815,438	817,604	19,995,620	6,657,264	23,583,795	27,740,840

Net assets at end of period	$3,592,149	$3,815,438	$23,318,542	$19,995,620	$29,496,179	$23,583,795

	2017	2016	2017	2016	2017	2016
Units, beginning of period	331,065	73,119	1,729,855	594,351	863,372	1,004,619
Units issued	31,697	338,454	869,989	1,450,800	15,756	31,894
Units redeemed	(62,105)	(80,508)	(653,468)	(315,296)	(88,229)	(173,141)

Units, end of period	300,657	331,065	1,946,376	1,729,855	790,899	863,372

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Capital Appreciation Trust Series NAV		Capital Appreciation Value Trust Series I		Capital Appreciation Value Trust Series NAV
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$29,311	$1,972	$50,893	$33,900	$1,002,782	$690,308
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	29,311	1,972	50,893	33,900	1,002,782	690,308

Realized gains (losses) on investments:
Capital gain distributions received	2,343,805	3,428,848	167,171	244,943	3,078,055	4,460,146
Net realized gain (loss)	(82,064)	79,674	65,725	9,027	(245,204)	(344,812)

Realized gains (losses)	2,261,741	3,508,522	232,896	253,970	2,832,851	4,115,334

Unrealized appreciation (depreciation) during the period	5,897,984	(3,795,459)	195,648	(129,756)	4,953,470	(1,417,364)

Net increase (decrease) in net assets from operations	8,189,036	(284,965)	479,437	158,114	8,789,103	3,388,278

Changes from principal transactions:
Purchase payments	2,185,308	1,799,419	195,518	50,013	6,697,034	4,904,957
Transfers between sub-accounts and the company	1,568,740	167,945	534,045	1,504,962	5,557,007	15,780,475
Transfers on general account policy loans	(88,606)	(85,866)	(18,980)	—	(317,483)	(152,128)
Withdrawals	(482,652)	(635,696)	(728,985)	(6,160)	(615,682)	(471,767)
Annual contract fee	(1,039,379)	(927,677)	(218,192)	(74,841)	(2,947,035)	(2,208,589)

Net increase (decrease) in net assets from principal transactions	2,143,411	318,125	(236,594)	1,473,974	8,373,841	17,852,948

Total increase (decrease) in net assets	10,332,447	33,160	242,843	1,632,088	17,162,944	21,241,226
Net assets at beginning of period	21,802,143	21,768,983	2,620,499	988,411	54,138,095	32,896,869

Net assets at end of period	$32,134,590	$21,802,143	$2,863,342	$2,620,499	$71,301,039	$54,138,095

	2017	2016	2017	2016	2017	2016
Units, beginning of period	812,101	802,793	131,659	53,691	2,710,774	1,782,077
Units issued	183,639	181,555	40,993	93,746	774,602	1,118,833
Units redeemed	(118,914)	(172,247)	(47,717)	(15,778)	(384,559)	(190,136)

Units, end of period	876,826	812,101	124,935	131,659	3,100,817	2,710,774

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Core Bond Trust Series I		Core Bond Trust Series NAV		Emerging Markets Value Trust Series I
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$371,107	$371,869	$1,441,432	$1,267,077	$77,461	$51,808
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	371,107	371,869	1,441,432	1,267,077	77,461	51,808

Realized gains (losses) on investments:
Capital gain distributions received	224,099	10,441	837,460	33,351	—	—
Net realized gain (loss)	(34,669)	(8,301)	(139,208)	4,399	(33,023)	(156,988)

Realized gains (losses)	189,430	2,140	698,252	37,750	(33,023)	(156,988)

Unrealized appreciation (depreciation) during the period	29,813	187,858	16,954	217,509	932,232	492,730

Net increase (decrease) in net assets from operations	590,350	561,867	2,156,638	1,522,336	976,670	387,550

Changes from principal transactions:
Purchase payments	494,587	530,699	5,583,075	5,483,584	87,934	148,991
Transfers between sub-accounts and the company	170,416	(28,959)	3,725,396	5,790,878	2,775,692	163,464
Transfers on general account policy loans	(147,159)	174,248	(536,116)	(600,934)	10,966	(10,045)
Withdrawals	(881,342)	(2,015,860)	(1,766,691)	(1,563,414)	(208,261)	(15,670)
Annual contract fee	(753,011)	(837,352)	(2,888,247)	(2,828,154)	(138,941)	(108,327)

Net increase (decrease) in net assets from principal transactions	(1,116,509)	(2,177,224)	4,117,417	6,281,960	2,527,390	178,413

Total increase (decrease) in net assets	(526,159)	(1,615,357)	6,274,055	7,804,296	3,504,060	565,963
Net assets at beginning of period	17,879,155	19,494,512	60,928,479	53,124,183	2,720,675	2,154,712

Net assets at end of period	$17,352,996	$17,879,155	$67,202,534	$60,928,479	$6,224,735	$2,720,675

	2017	2016	2017	2016	2017	2016
Units, beginning of period	856,789	959,805	3,634,667	3,255,465	201,982	188,762
Units issued	34,897	55,163	768,494	877,449	176,088	62,096
Units redeemed	(87,498)	(158,179)	(528,733)	(498,247)	(29,812)	(48,876)

Units, end of period	804,188	856,789	3,874,428	3,634,667	348,258	201,982

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Emerging Markets Value Trust Series NAV		Equity Income Trust Series I		Equity Income Trust Series NAV
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$834,282	$605,189	$939,507	$849,935	$1,657,104	$1,464,623
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	834,282	605,189	939,507	849,935	1,657,104	1,464,623

Realized gains (losses) on investments:
Capital gain distributions received	—	—	3,113,327	3,737,993	5,303,333	6,187,986
Net realized gain (loss)	(66,270)	(1,465,612)	1,487,756	2,397,460	612,397	(645,537)

Realized gains (losses)	(66,270)	(1,465,612)	4,601,083	6,135,453	5,915,730	5,542,449

Unrealized appreciation (depreciation) during the period	10,107,496	5,234,079	778,827	(202,740)	3,284,904	4,213,881

Net increase (decrease) in net assets from operations	10,875,508	4,373,656	6,319,417	6,782,648	10,857,738	11,220,953

Changes from principal transactions:
Purchase payments	3,762,337	3,217,852	1,156,003	1,445,881	4,967,458	5,270,024
Transfers between sub-accounts and the company	20,362,870	1,276,857	(495,831)	(1,986,217)	(3,807,025)	(2,941,509)
Transfers on general account policy loans	(453,514)	(42,942)	(199,383)	(199,754)	(631,268)	(452,901)
Withdrawals	(683,885)	(651,827)	(1,514,758)	(1,515,739)	(2,818,743)	(1,720,660)
Annual contract fee	(1,478,651)	(1,187,779)	(2,293,085)	(2,256,866)	(2,616,215)	(2,610,377)

Net increase (decrease) in net assets from principal transactions	21,509,157	2,612,161	(3,347,054)	(4,512,695)	(4,905,793)	(2,455,423)

Total increase (decrease) in net assets	32,384,665	6,985,817	2,972,363	2,269,953	5,951,945	8,765,530
Net assets at beginning of period	29,732,937	22,747,120	40,459,580	38,189,627	69,338,775	60,573,245

Net assets at end of period	$62,117,602	$29,732,937	$43,431,943	$40,459,580	$75,290,720	$69,338,775

	2017	2016	2017	2016	2017	2016
Units, beginning of period	2,746,637	2,481,285	793,634	892,354	1,359,594	1,415,554
Units issued	1,914,894	757,567	12,575	17,013	135,051	215,191
Units redeemed	(336,591)	(492,215)	(73,597)	(115,733)	(225,008)	(271,151)

Units, end of period	4,324,940	2,746,637	732,612	793,634	1,269,637	1,359,594

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Financial Industries Trust Series I		Financial Industries Trust Series NAV		Fundamental All Cap Core Trust Series I
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$37,589	$32,666	$139,351	$118,255	$8,996	$5,972
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	37,589	32,666	139,351	118,255	8,996	5,972

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	28,878	137,779
Net realized gain (loss)	123,722	(110,049)	(159,999)	(641,970)	60,743	43,571

Realized gains (losses)	123,722	(110,049)	(159,999)	(641,970)	89,621	181,350

Unrealized appreciation (depreciation) during the period	384,558	451,660	1,551,536	2,004,166	191,922	(97,580)

Net increase (decrease) in net assets from operations	545,869	374,277	1,530,888	1,480,451	290,539	89,742

Changes from principal transactions:
Purchase payments	71,001	64,775	687,908	555,987	17,809	37,314
Transfers between sub-accounts and the company	(1,425,887)	1,534,807	1,524,089	787,739	209,434	(1,546)
Transfers on general account policy loans	(6,508)	(4,801)	(87,294)	(942)	(123,622)	2,699
Withdrawals	(134,508)	(54,882)	(1,237,376)	(190,830)	(15,293)	(6,100)
Annual contract fee	(106,648)	(93,760)	(426,657)	(341,714)	(56,818)	(48,618)

Net increase (decrease) in net assets from principal transactions	(1,602,550)	1,446,139	460,670	810,240	31,510	(16,251)

Total increase (decrease) in net assets	(1,056,681)	1,820,416	1,991,558	2,290,691	322,049	73,491
Net assets at beginning of period	4,467,614	2,647,198	9,926,646	7,635,955	1,084,667	1,011,176

Net assets at end of period	$3,410,933	$4,467,614	$11,918,204	$9,926,646	$1,406,716	$1,084,667

	2017	2016	2017	2016	2017	2016
Units, beginning of period	162,550	114,973	299,659	275,391	26,389	26,653
Units issued	51,000	76,917	120,831	98,888	5,997	4,767
Units redeemed	(105,892)	(29,340)	(108,431)	(74,620)	(5,585)	(5,031)

Units, end of period	107,658	162,550	312,059	299,659	26,801	26,389

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Fundamental All Cap Core Trust Series NAV		Fundamental Large Cap Value Trust Series I		Fundamental Large Cap Value Trust Series NAV
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$138,907	$89,644	$584,681	$752,457	$753,430	$862,647
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	138,907	89,644	584,681	752,457	753,430	862,647

Realized gains (losses) on investments:
Capital gain distributions received	413,147	1,751,890	—	—	—	—
Net realized gain (loss)	855,039	510,250	741,506	(114,571)	940,937	432,067

Realized gains (losses)	1,268,186	2,262,140	741,506	(114,571)	940,937	432,067

Unrealized appreciation (depreciation) during the period	2,773,079	(1,253,271)	4,517,759	2,602,438	5,435,595	2,646,507

Net increase (decrease) in net assets from operations	4,180,172	1,098,513	5,843,946	3,240,324	7,129,962	3,941,221

Changes from principal transactions:
Purchase payments	1,001,752	790,842	1,113,460	1,338,122	3,576,699	3,729,748
Transfers between sub-accounts and the company	937,274	920,232	(1,674,588)	(797,024)	(354,802)	(1,757,974)
Transfers on general account policy loans	(222,227)	(255,007)	(708,171)	(150,243)	(249,901)	(201,418)
Withdrawals	(506,902)	(365,126)	(1,515,486)	(1,736,693)	(931,572)	(774,488)
Annual contract fee	(737,887)	(703,379)	(2,050,846)	(2,056,077)	(1,729,783)	(1,680,546)

Net increase (decrease) in net assets from principal transactions	472,010	387,562	(4,835,631)	(3,401,915)	310,641	(684,678)

Total increase (decrease) in net assets	4,652,182	1,486,075	1,008,315	(161,591)	7,440,603	3,256,543
Net assets at beginning of period	14,635,472	13,149,397	36,042,105	36,203,696	40,526,585	37,270,042

Net assets at end of period	$19,287,654	$14,635,472	$37,050,420	$36,042,105	$47,967,188	$40,526,585

	2017	2016	2017	2016	2017	2016
Units, beginning of period	598,924	583,302	1,166,491	1,290,900	1,861,460	1,886,852
Units issued	117,803	88,390	49,551	40,414	271,449	346,371
Units redeemed	(98,957)	(72,768)	(194,905)	(164,823)	(258,456)	(371,763)

Units, end of period	617,770	598,924	1,021,137	1,166,491	1,874,453	1,861,460

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Global Bond Trust Series I		Global Bond Trust Series NAV		Global Trust Series I
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$110,786	$—	$665,456	$—	$221,883	$471,443
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	110,786	—	665,456	—	221,883	471,443

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(40,256)	(658)	(102,305)	(172,691)	432,278	521,062

Realized gains (losses)	(40,256)	(658)	(102,305)	(172,691)	432,278	521,062

Unrealized appreciation (depreciation) during the period	352,721	175,208	1,759,496	631,185	1,348,482	(60,658)

Net increase (decrease) in net assets from operations	423,251	174,550	2,322,647	458,494	2,002,643	931,847

Changes from principal transactions:
Purchase payments	165,068	184,967	2,810,402	3,234,165	421,400	565,709
Transfers between sub-accounts and the company	(183,677)	(48,276)	(817,908)	2,113,311	(230,145)	(371,357)
Transfers on general account policy loans	248	(9,612)	(152,815)	(196,588)	62,822	(94,619)
Withdrawals	(426,217)	(140,988)	(995,288)	(693,844)	(338,049)	(279,017)
Annual contract fee	(242,700)	(258,453)	(1,158,268)	(1,214,026)	(698,431)	(655,524)

Net increase (decrease) in net assets from principal transactions	(687,278)	(272,362)	(313,877)	3,243,018	(782,403)	(834,808)

Total increase (decrease) in net assets	(264,027)	(97,812)	2,008,770	3,701,512	1,220,240	97,039
Net assets at beginning of period	5,168,064	5,265,876	26,791,017	23,089,505	10,955,801	10,858,762

Net assets at end of period	$4,904,037	$5,168,064	$28,799,787	$26,791,017	$12,176,041	$10,955,801

	2017	2016	2017	2016	2017	2016
Units, beginning of period	169,268	177,734	873,741	776,737	335,109	363,584
Units issued	8,635	14,590	172,201	267,917	14,076	24,704
Units redeemed	(30,213)	(23,056)	(181,955)	(170,913)	(35,898)	(53,179)

Units, end of period	147,690	169,268	863,987	873,741	313,287	335,109

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Global Trust Series NAV		Health Sciences Trust Series I		Health Sciences Trust Series NAV
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$588,196	$1,194,009	$—	$6,841	$—	$37,619
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	588,196	1,194,009	—	6,841	—	37,619

Realized gains (losses) on investments:
Capital gain distributions received	1	—	1,320,180	2,460,743	3,944,675	8,466,254
Net realized gain (loss)	136,423	(181,288)	(222,125)	(437,758)	(2,219,892)	(416,245)

Realized gains (losses)	136,424	(181,288)	1,098,055	2,022,985	1,724,783	8,050,009

Unrealized appreciation (depreciation) during the period	4,431,979	1,366,945	1,657,260	(3,421,979)	7,480,238	(12,212,913)

Net increase (decrease) in net assets from operations	5,156,599	2,379,666	2,755,315	(1,392,153)	9,205,021	(4,125,285)

Changes from principal transactions:
Purchase payments	2,928,276	2,805,883	157,518	221,550	3,209,913	3,458,991
Transfers between sub-accounts and the company	(1,333,425)	(1,173,150)	1,986,951	(820,841)	(772,130)	(292,352)
Transfers on general account policy loans	(210,767)	(74,947)	(24,155)	32,733	(293,575)	(239,062)
Withdrawals	(968,546)	(998,532)	(278,801)	(659,482)	(2,080,527)	(1,061,846)
Annual contract fee	(1,256,341)	(1,278,253)	(411,102)	(407,533)	(1,731,877)	(1,740,084)

Net increase (decrease) in net assets from principal transactions	(840,803)	(718,999)	1,430,411	(1,633,573)	(1,668,196)	125,647

Total increase (decrease) in net assets	4,315,796	1,660,667	4,185,726	(3,025,726)	7,536,825	(3,999,638)
Net assets at beginning of period	27,563,499	25,902,832	9,669,532	12,695,258	34,510,549	38,510,187

Net assets at end of period	$31,879,295	$27,563,499	$13,855,258	$9,669,532	$42,047,374	$34,510,549

	2017	2016	2017	2016	2017	2016
Units, beginning of period	1,557,573	1,602,287	138,957	163,153	635,767	634,686
Units issued	135,142	177,182	29,444	14,958	99,273	137,000
Units redeemed	(177,612)	(221,896)	(12,245)	(39,154)	(128,011)	(135,919)

Units, end of period	1,515,103	1,557,573	156,156	138,957	607,029	635,767

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	High Yield Trust Series I		High Yield Trust Series NAV		International Equity Index Series I
	2017	2016	2017	2016	2017 (b)	2016
Income:
Dividend distributions received	$732,906	$852,460	$1,733,705	$1,946,213	$296,534	$295,644
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	732,906	852,460	1,733,705	1,946,213	296,534	295,644

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(140,788)	(229,367)	(364,035)	(1,184,018)	185,806	2,764

Realized gains (losses)	(140,788)	(229,367)	(364,035)	(1,184,018)	185,806	2,764

Unrealized appreciation (depreciation) during the period	367,506	1,212,033	804,573	3,425,211	2,647,954	194,768

Net increase (decrease) in net assets from operations	959,624	1,835,126	2,174,243	4,187,406	3,130,294	493,176

Changes from principal transactions:
Purchase payments	590,309	356,891	2,168,227	2,432,037	389,327	422,511
Transfers between sub-accounts and the company	222,479	(225,516)	880,486	172,523	1,217,318	32,568
Transfers on general account policy loans	(28,153)	(14,597)	(323,699)	(329,561)	184,058	(29,172)
Withdrawals	(509,431)	(298,227)	(561,629)	(599,165)	(641,876)	(654,322)
Annual contract fee	(647,247)	(623,651)	(1,317,514)	(1,297,237)	(609,992)	(558,355)

Net increase (decrease) in net assets from principal transactions	(372,043)	(805,100)	845,871	378,597	538,835	(786,770)

Total increase (decrease) in net assets	587,581	1,030,026	3,020,114	4,566,003	3,669,129	(293,594)
Net assets at beginning of period	12,841,237	11,811,211	28,818,189	24,252,186	11,185,797	11,479,391

Net assets at end of period	$13,428,818	$12,841,237	$31,838,303	$28,818,189	$14,854,926	$11,185,797

	2017	2016	2017	2016	2017	2016
Units, beginning of period	376,317	402,432	1,276,928	1,252,590	982,629	1,053,280
Units issued	26,503	19,025	193,755	304,159	136,669	60,788
Units redeemed	(36,742)	(45,140)	(157,904)	(279,821)	(94,221)	(131,439)

Units, end of period	366,078	376,317	1,312,779	1,276,928	1,025,077	982,629

(b)	Renamed on October 27, 2017. Previously known as International Equity Index Trust B Series I.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Equity Index Series NAV		International Growth Stock Trust Series I		International Growth Stock Trust Series NAV
	2017 (c)	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$1,452,897	$1,301,184	$38,471	$42,307	$241,075	$244,498
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	1,452,897	1,301,184	38,471	42,307	241,075	244,498

Realized gains (losses) on investments:
Capital gain distributions received	—	(1)	—	—	—	—
Net realized gain (loss)	490,985	(366,303)	32,809	87,597	558,760	129,568

Realized gains (losses)	490,985	(366,304)	32,809	87,597	558,760	129,568

Unrealized appreciation (depreciation) during the period	12,754,444	1,220,191	450,079	(166,729)	2,333,544	(501,804)

Net increase (decrease) in net assets from operations	14,698,326	2,155,071	521,359	(36,825)	3,133,379	(127,738)

Changes from principal transactions:
Purchase payments	5,490,149	5,196,806	114,796	211,276	1,709,371	1,255,352
Transfers between sub-accounts and the company	6,235,510	2,029,031	58,828	759,739	1,436,900	3,930,537
Transfers on general account policy loans	(370,724)	(212,400)	7,923	(16,914)	(82,038)	(32,433)
Withdrawals	(977,343)	(1,437,926)	(8,688)	(131,744)	(1,440,999)	(280,072)
Annual contract fee	(2,110,117)	(1,876,615)	(103,529)	(103,227)	(729,127)	(614,059)

Net increase (decrease) in net assets from principal transactions	8,267,475	3,698,896	69,330	719,130	894,107	4,259,325

Total increase (decrease) in net assets	22,965,801	5,853,967	590,689	682,305	4,027,486	4,131,587
Net assets at beginning of period	50,083,601	44,229,634	2,325,882	1,643,577	14,092,791	9,961,204

Net assets at end of period	$73,049,402	$50,083,601	$2,916,571	$2,325,882	$18,120,277	$14,092,791

	2017	2016	2017	2016	2017	2016
Units, beginning of period	1,121,042	1,033,879	194,161	135,399	1,173,493	819,539
Units issued	266,234	212,331	16,613	115,927	348,315	505,514
Units redeemed	(104,300)	(125,168)	(10,977)	(57,165)	(284,074)	(151,560)

Units, end of period	1,282,976	1,121,042	199,797	194,161	1,237,734	1,173,493

(c)	Renamed on October 27, 2017. Previously known as International Equity Index Trust B Series NAV.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Small Company Trust Series I		International Small Company Trust Series NAV		International Value Trust Series I
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$110,285	$137,984	$385,080	$412,741	$445,968	$477,376
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	110,285	137,984	385,080	412,741	445,968	477,376

Realized gains (losses) on investments:
Capital gain distributions received	—	(2)	—	—	1	—
Net realized gain (loss)	142,527	26,619	730,406	411,176	898,309	494,895

Realized gains (losses)	142,527	26,617	730,406	411,176	898,310	494,895

Unrealized appreciation (depreciation) during the period	1,638,245	181,682	5,340,342	187,994	2,626,642	527,354

Net increase (decrease) in net assets from operations	1,891,057	346,283	6,455,828	1,011,911	3,970,920	1,499,625

Changes from principal transactions:
Purchase payments	212,050	206,826	2,372,869	2,462,940	825,461	615,565
Transfers between sub-accounts and the company	1,966,750	(65,495)	1,351,124	(492,784)	(1,805,689)	12,261,397
Transfers on general account policy loans	(48,560)	38,866	(315,008)	(293,513)	(102,956)	3,150
Withdrawals	(200,982)	(190,536)	(511,336)	(472,528)	(1,339,117)	(524,528)
Annual contract fee	(353,579)	(328,130)	(922,931)	(879,294)	(1,332,290)	(755,032)

Net increase (decrease) in net assets from principal transactions	1,575,679	(338,469)	1,974,718	324,821	(3,754,591)	11,600,552

Total increase (decrease) in net assets	3,466,736	7,814	8,430,546	1,336,732	216,329	13,100,177
Net assets at beginning of period	5,904,079	5,896,265	20,743,066	19,406,334	24,904,479	11,804,302

Net assets at end of period	$9,370,815	$5,904,079	$29,173,612	$20,743,066	$25,120,808	$24,904,479

	2017	2016	2017	2016	2017	2016
Units, beginning of period	372,932	390,696	1,305,742	1,282,117	1,005,167	534,832
Units issued	158,929	122,223	274,524	308,896	14,845	577,490
Units redeemed	(74,647)	(139,987)	(163,216)	(285,271)	(154,451)	(107,155)

Units, end of period	457,214	372,932	1,417,050	1,305,742	865,561	1,005,167

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Value Trust Series NAV		Investment Quality Bond Trust Series I		Investment Quality Bond Trust Series NAV
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$782,354	$727,860	$269,367	$251,319	$428,844	$318,556
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	782,354	727,860	269,367	251,319	428,844	318,556

Realized gains (losses) on investments:
Capital gain distributions received	—	—	43,780	64,132	65,360	82,112
Net realized gain (loss)	661,507	(205,161)	(59,078)	(14,607)	(73,793)	(289,235)

Realized gains (losses)	661,507	(205,161)	(15,298)	49,525	(8,433)	(207,123)

Unrealized appreciation (depreciation) during the period	4,834,654	2,302,526	208,500	133,153	229,594	317,814

Net increase (decrease) in net assets from operations	6,278,515	2,825,225	462,569	433,997	650,005	429,247

Changes from principal transactions:
Purchase payments	3,071,554	2,068,906	419,653	521,765	1,468,930	1,502,772
Transfers between sub-accounts and the company	2,010,648	13,642,227	277,458	454,887	3,031,547	836,623
Transfers on general account policy loans	(322,976)	(58,452)	23,604	(7,501)	(29,372)	19,868
Withdrawals	(1,890,381)	(545,125)	(538,358)	(899,230)	(367,397)	(253,877)
Annual contract fee	(1,662,654)	(1,117,448)	(805,525)	(888,694)	(631,543)	(603,321)

Net increase (decrease) in net assets from principal transactions	1,206,191	13,990,108	(623,168)	(818,773)	3,472,165	1,502,065

Total increase (decrease) in net assets	7,484,706	16,815,333	(160,599)	(384,776)	4,122,170	1,931,312
Net assets at beginning of period	35,852,577	19,037,244	10,409,524	10,794,300	12,629,356	10,698,044

Net assets at end of period	$43,337,283	$35,852,577	$10,248,925	$10,409,524	$16,751,526	$12,629,356

	2017	2016	2017	2016	2017	2016
Units, beginning of period	2,242,445	1,336,036	297,205	321,414	763,224	674,077
Units issued	397,994	1,098,741	18,817	54,613	311,822	314,222
Units redeemed	(328,684)	(192,332)	(36,277)	(78,822)	(107,914)	(225,075)

Units, end of period	2,311,755	2,242,445	279,745	297,205	967,132	763,224

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Aggressive Portfolio Series NAV		Lifestyle Balanced Portfolio Series NAV		Lifestyle Conservative Portfolio Series NAV
	2017 (d)	2016	2017 (e)	2016	2017 (f)	2016
Income:
Dividend distributions received	$103,211	$41,572	$1,411,601	$1,050,100	$91,335	$79,678
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	103,211	41,572	1,411,601	1,050,100	91,335	79,678

Realized gains (losses) on investments:
Capital gain distributions received	72,398	81,717	631,211	895,300	18,298	26,146
Net realized gain (loss)	14,400	(11,447)	(1,412)	(48,826)	(588)	(3,867)

Realized gains (losses)	86,798	70,270	629,799	846,474	17,710	22,279

Unrealized appreciation (depreciation) during the period	778,153	8,811	4,346,975	223,504	104,378	(95,057)

Net increase (decrease) in net assets from operations	968,162	120,653	6,388,375	2,120,078	213,423	6,900

Changes from principal transactions:
Purchase payments	182,022	120,636	8,362,946	5,919,180	254,987	164,293
Transfers between sub-accounts and the company	3,263,894	1,486,247	10,403,659	15,519,815	509,459	2,204,783
Transfers on general account policy loans	—	—	(101,069)	(6,506)	(530)	6,793
Withdrawals	(1,110)	(186,648)	(474,249)	(261,350)	(2,527)	(8,734)
Annual contract fee	(224,304)	(115,760)	(5,620,535)	(3,883,139)	(230,777)	(134,832)

Net increase (decrease) in net assets from principal transactions	3,220,502	1,304,475	12,570,752	17,288,000	530,612	2,232,303

Total increase (decrease) in net assets	4,188,664	1,425,128	18,959,127	19,408,078	744,035	2,239,203
Net assets at beginning of period	2,278,595	853,467	45,689,358	26,281,280	2,857,003	617,800

Net assets at end of period	$6,467,259	$2,278,595	$64,648,485	$45,689,358	$3,601,038	$2,857,003

	2017	2016	2017	2016	2017	2016
Units, beginning of period	195,531	80,266	4,011,283	2,449,539	258,041	58,228
Units issued	276,502	146,322	1,149,255	1,651,912	56,119	215,248
Units redeemed	(16,542)	(31,057)	(109,823)	(90,168)	(10,232)	(15,435)

Units, end of period	455,491	195,531	5,050,715	4,011,283	303,928	258,041

(d)	Renamed on October 27, 2017. Previously known as Lifestyle Aggressive Trust PS Series NAV.
(e)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced Trust PS Series NAV.
(f)	Renamed on October 27, 2017. Previously known as Lifestyle Conservative Trust PS Series NAV.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Growth Portfolio Series I		Lifestyle Growth Portfolio Series NAV		Lifestyle Moderate Portfolio Series NAV
	2017 (g)	2016	2017 (h)	2016	2017 (i)	2016
Income:
Dividend distributions received	$28,487	$9,402	$5,779,132	$1,930,057	$431,952	$326,362
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	28,487	9,402	5,779,132	1,930,057	431,952	326,362

Realized gains (losses) on investments:
Capital gain distributions received	4,844	—	1,168,275	1,299,394	148,264	226,119
Net realized gain (loss)	6,258	3	677,204	(77,086)	6,935	(37,470)

Realized gains (losses)	11,102	3	1,845,479	1,222,308	155,199	188,649

Unrealized appreciation (depreciation) during the period	60,736	365	14,237,792	743,513	989,953	(34,957)

Net increase (decrease) in net assets from operations	100,325	9,770	21,862,403	3,895,878	1,577,104	480,054

Changes from principal transactions:
Purchase payments	13,925	1,454	16,750,227	7,810,554	2,238,910	1,535,684
Transfers between sub-accounts and the company	991,297	492,413	187,734,041	64,758,291	3,320,674	5,206,827
Transfers on general account policy loans	—	—	(153,999)	37,703	3,354	17,962
Withdrawals	25	—	(3,713,064)	(394,021)	(99,399)	(29,685)
Annual contract fee	(25,940)	(2,902)	(10,723,926)	(4,924,906)	(1,590,863)	(1,073,277)

Net increase (decrease) in net assets from principal transactions	979,307	490,965	189,893,279	67,287,621	3,872,676	5,657,511

Total increase (decrease) in net assets	1,079,632	500,735	211,755,682	71,183,499	5,449,780	6,137,565
Net assets at beginning of period	500,735	—	100,606,509	29,423,010	13,333,885	7,196,320

Net assets at end of period	$1,580,367	$500,735	$312,362,191	$100,606,509	$18,783,665	$13,333,885

	2017	2016	2017	2016	2017	2016
Units, beginning of period	49,096	—	8,683,823	2,722,794	1,181,426	672,993
Units issued	92,885	49,326	15,180,775	6,390,443	405,328	566,073
Units redeemed	(8,561)	(230)	(661,759)	(429,414)	(81,421)	(57,640)

Units, end of period	133,420	49,096	23,202,839	8,683,823	1,505,333	1,181,426

(g)	Renamed on October 27, 2017. Previously known as Lifestyle Growth Trust PS Series I.
(h)	Renamed on October 27, 2017. Previously known as Lifestyle Growth Trust PS Series NAV.
(i)	Renamed on October 27, 2017. Previously known as Lifestyle Moderate Trust PS Series NAV.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	M Capital Appreciation		M International Equity		M Large Cap Growth
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$—	$—	$226,442	$138,643	$—	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	—	—	226,442	138,643	—	—

Realized gains (losses) on investments:
Capital gain distributions received	1,686,620	552,504	—	—	429,461	715,823
Net realized gain (loss)	411,131	174,904	65,914	(393,421)	424,498	191,223

Realized gains (losses)	2,097,751	727,408	65,914	(393,421)	853,959	907,046

Unrealized appreciation (depreciation) during the period	531,051	1,798,817	2,495,060	182,899	3,846,021	(1,194,232)

Net increase (decrease) in net assets from operations	2,628,802	2,526,225	2,787,416	(71,879)	4,699,980	(287,186)

Changes from principal transactions:
Purchase payments	1,115,347	983,059	953,692	1,148,136	1,127,387	1,105,190
Transfers between sub-accounts and the company	(1,039,100)	(1,507)	3,675	(1,511,091)	(1,336,888)	(484,692)
Transfers on general account policy loans	(17,652)	(198,592)	(198,129)	(229,615)	13,081	(137,074)
Withdrawals	(398,769)	(247,483)	(135,894)	(151,019)	(396,580)	(255,105)
Annual contract fee	(598,528)	(539,411)	(479,245)	(475,142)	(637,823)	(584,547)

Net increase (decrease) in net assets from principal transactions	(938,702)	(3,934)	144,099	(1,218,731)	(1,230,823)	(356,228)

Total increase (decrease) in net assets	1,690,100	2,522,291	2,931,515	(1,290,610)	3,469,157	(643,414)
Net assets at beginning of period	14,508,263	11,985,972	11,682,262	12,972,872	12,510,911	13,154,325

Net assets at end of period	$16,198,363	$14,508,263	$14,613,777	$11,682,262	$15,980,068	$12,510,911

	2017	2016	2017	2016	2017	2016
Units, beginning of period	150,799	150,819	368,200	408,665	236,857	243,254
Units issued	16,179	22,217	53,455	65,951	22,462	38,663
Units redeemed	(25,516)	(22,237)	(50,356)	(106,416)	(41,629)	(45,060)

Units, end of period	141,462	150,799	371,299	368,200	217,690	236,857

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

			Managed Volatility Aggressive Portfolio		Managed Volatility Aggressive Portfolio
	M Large Cap Value		Series I		Series NAV
	2017	2016	2017 (j)	2016	2017 (k)	2016
Income:
Dividend distributions received	$189,930	$208,944	$234,648	$225,081	$3,230,767	$2,773,166
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	189,930	208,944	234,648	225,081	3,230,767	2,773,166

Realized gains (losses) on investments:
Capital gain distributions received	633,669	—	—	117,964	—	1,409,736
Net realized gain (loss)	159,611	14,559	794,993	603,752	5,730,374	4,190,325

Realized gains (losses)	793,280	14,559	794,993	721,716	5,730,374	5,600,061

Unrealized appreciation (depreciation) during the period	800,631	849,550	1,805,170	(699,446)	27,261,620	(5,362,848)

Net increase (decrease) in net assets from operations	1,783,841	1,073,053	2,834,811	247,351	36,222,761	3,010,379

Changes from principal transactions:
Purchase payments	1,078,909	892,377	553,204	623,100	15,779,117	16,712,854
Transfers between sub-accounts and the company	(196,548)	401,300	(623,214)	(769,794)	(8,358,569)	(8,738,135)
Transfers on general account policy loans	19,830	(86,087)	(183,864)	117,062	(1,141,622)	(390,679)
Withdrawals	(252,068)	(131,142)	(1,113,672)	(398,856)	(4,604,564)	(3,591,895)
Annual contract fee	(528,740)	(461,236)	(621,830)	(624,940)	(9,009,112)	(9,464,004)

Net increase (decrease) in net assets from principal transactions	121,383	615,212	(1,989,376)	(1,053,428)	(7,334,750)	(5,471,859)

Total increase (decrease) in net assets	1,905,224	1,688,265	845,435	(806,077)	28,888,011	(2,461,480)
Net assets at beginning of period	11,704,245	10,015,980	13,493,251	14,299,328	163,300,280	165,761,760

Net assets at end of period	$13,609,469	$11,704,245	$14,338,686	$13,493,251	$192,188,291	$163,300,280

	2017	2016	2017	2016	2017	2016
Units, beginning of period	450,559	422,734	451,177	487,475	9,108,828	9,421,664
Units issued	57,356	80,227	9,936	14,667	666,552	908,085
Units redeemed	(52,326)	(52,402)	(70,749)	(50,965)	(1,050,984)	(1,220,921)

Units, end of period	455,589	450,559	390,364	451,177	8,724,396	9,108,828

(j)	Renamed on October 27, 2017. Previously known as Lifestyle Aggressive MVP Series I.
(k)	Renamed on October 27, 2017. Previously known as Lifestyle Aggressive MVP Series NAV.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Balanced Portfolio Series I		Managed Volatility Balanced Portfolio Series NAV		Managed Volatility Conservative Portfolio Series I
	2017 (l)	2016	2017 (m)	2016	2017 (n)	2016
Income:
Dividend distributions received	$1,322,163	$1,168,087	$9,733,277	$8,539,778	$82,561	$79,600
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	1,322,163	1,168,087	9,733,277	8,539,778	82,561	79,600

Realized gains (losses) on investments:
Capital gain distributions received	2,191,938	2,380,814	15,919,263	16,131,774	61,499	77,617
Net realized gain (loss)	1,573,158	1,142,268	5,560,125	3,777,913	(73,799)	(131,054)

Realized gains (losses)	3,765,096	3,523,082	21,479,388	19,909,687	(12,300)	(53,437)

Unrealized appreciation (depreciation) during the period	2,618,880	(2,065,793)	24,944,841	(9,692,624)	183,909	139,970

Net increase (decrease) in net assets from operations	7,706,139	2,625,376	56,157,506	18,756,841	254,170	166,133

Changes from principal transactions:
Purchase payments	1,246,680	1,403,386	37,229,490	38,149,081	128,970	67,367
Transfers between sub-accounts and the company	1,557,384	(459,363)	(4,716,893)	3,252,639	10,738	(57,707)
Transfers on general account policy loans	(16,203)	256,458	(1,724,266)	(2,156,186)	51,568	40,355
Withdrawals	(1,789,481)	(3,787,376)	(14,583,248)	(11,299,601)	(150,971)	(453,563)
Annual contract fee	(2,578,868)	(2,644,269)	(25,171,283)	(25,470,666)	(272,146)	(295,113)

Net increase (decrease) in net assets from principal transactions	(1,580,488)	(5,231,164)	(8,966,200)	2,475,267	(231,841)	(698,661)

Total increase (decrease) in net assets	6,125,651	(2,605,788)	47,191,306	21,232,108	22,329	(532,528)
Net assets at beginning of period	55,880,652	58,486,440	400,325,328	379,093,220	3,292,052	3,824,580

Net assets at end of period	$62,006,303	$55,880,652	$447,516,634	$400,325,328	$3,314,381	$3,292,052

	2017	2016	2017	2016	2017	2016
Units, beginning of period	1,543,280	1,692,660	22,207,129	22,062,969	89,696	108,986
Units issued	77,545	57,406	1,216,512	1,679,948	8,686	4,071
Units redeemed	(120,427)	(206,786)	(1,676,451)	(1,535,788)	(14,625)	(23,361)

Units, end of period	1,500,398	1,543,280	21,747,190	22,207,129	83,757	89,696

(l)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced MVP Series I.
(m)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced MVP Series NAV.
(n)	Renamed on October 27, 2017. Previously known as Lifestyle Conservative MVP Series I.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Conservative Portfolio Series NAV		Managed Volatility Growth Portfolio Series I		Managed Volatility Growth Portfolio Series NAV
	2017 (o)	2016	2017 (p)	2016	2017 (q)	2016
Income:
Dividend distributions received	$891,833	$837,000	$1,399,155	$1,307,459	$12,484,184	$10,441,787
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	891,833	837,000	1,399,155	1,307,459	12,484,184	10,441,787

Realized gains (losses) on investments:
Capital gain distributions received	624,710	794,002	2,580,887	2,003,867	22,075,989	15,356,306
Net realized gain (loss)	(591,070)	(872,260)	3,168,060	399,650	11,082,497	4,852,730

Realized gains (losses)	33,640	(78,258)	5,748,947	2,403,517	33,158,486	20,209,036

Unrealized appreciation (depreciation) during the period	1,721,746	782,127	5,012,807	(1,393,175)	55,470,236	(12,641,423)

Net increase (decrease) in net assets from operations	2,647,219	1,540,869	12,160,909	2,317,801	101,112,906	18,009,400

Changes from principal transactions:
Purchase payments	3,469,967	3,706,334	2,525,256	2,741,571	60,691,679	65,770,443
Transfers between sub-accounts and the company	(709,109)	1,429,978	(3,228,728)	(1,972,703)	(8,451,749)	(15,484,555)
Transfers on general account policy loans	27,405	(507,070)	10,200	26,833	(3,472,150)	(4,080,432)
Withdrawals	(1,976,566)	(2,530,476)	(4,568,359)	(4,841,024)	(21,655,283)	(16,843,056)
Annual contract fee	(2,133,092)	(2,182,372)	(3,450,486)	(3,582,942)	(35,198,176)	(36,947,146)

Net increase (decrease) in net assets from principal transactions	(1,321,395)	(83,606)	(8,712,117)	(7,628,265)	(8,085,679)	(7,584,746)

Total increase (decrease) in net assets	1,325,824	1,457,263	3,448,792	(5,310,464)	93,027,227	10,424,654
Net assets at beginning of period	33,973,109	32,515,846	69,871,630	75,182,094	547,356,347	536,931,693

Net assets at end of period	$35,298,933	$33,973,109	$73,320,422	$69,871,630	$640,383,574	$547,356,347

	2017	2016	2017	2016	2017	2016
Units, beginning of period	1,977,908	1,978,848	2,107,664	2,343,528	30,780,881	31,216,095
Units issued	224,952	448,407	35,698	30,168	2,317,407	2,445,839
Units redeemed	(299,015)	(449,347)	(278,328)	(266,032)	(2,761,270)	(2,881,053)

Units, end of period	1,903,845	1,977,908	1,865,034	2,107,664	30,337,018	30,780,881

(o)	Renamed on October 27, 2017. Previously known as Lifestyle Conservative MVP Series NAV.
(p)	Renamed on October 27, 2017. Previously known as Lifestyle Growth MVP Series I.
(q)	Renamed on October 27, 2017. Previously known as Lifestyle Growth MVP Series NAV.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Moderate Portfolio Series I		Managed Volatility Moderate Portfolio Series NAV		Mid Cap Index Trust Series I
	2017 (r)	2016	2017 (s)	2016	2017	2016
Income:
Dividend distributions received	$324,073	$291,967	$2,390,072	$1,869,826	$102,459	$165,396
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	324,073	291,967	2,390,072	1,869,826	102,459	165,396

Realized gains (losses) on investments:
Capital gain distributions received	450,098	491,052	2,945,005	3,046,989	878,988	1,322,377
Net realized gain (loss)	6,379	(38,351)	105,558	94,644	823,193	312,465

Realized gains (losses)	456,477	452,701	3,050,563	3,141,633	1,702,181	1,634,842

Unrealized appreciation (depreciation) during the period	799,138	(22,329)	4,861,720	(688,142)	872,941	825,143

Net increase (decrease) in net assets from operations	1,579,688	722,339	10,302,355	4,323,317	2,677,581	2,625,381

Changes from principal transactions:
Purchase payments	229,812	223,549	9,528,097	9,381,883	362,347	296,924
Transfers between sub-accounts and the company	(38,042)	384,963	7,374,252	(533,921)	12,221,104	1,201,056
Transfers on general account policy loans	243,208	75,018	(1,150,501)	(569,119)	(58,359)	31,052
Withdrawals	(667,228)	(686,766)	(2,046,629)	(3,039,923)	(816,907)	(571,537)
Annual contract fee	(632,230)	(609,175)	(5,454,112)	(5,463,436)	(781,103)	(648,907)

Net increase (decrease) in net assets from principal transactions	(864,480)	(612,411)	8,251,107	(224,516)	10,927,082	308,588

Total increase (decrease) in net assets	715,208	109,928	18,553,462	4,098,801	13,604,663	2,933,969
Net assets at beginning of period	13,629,076	13,519,148	85,238,509	81,139,708	15,865,409	12,931,440

Net assets at end of period	$14,344,284	$13,629,076	$103,791,971	$85,238,509	$29,470,072	$15,865,409

	2017	2016	2017	2016	2017	2016
Units, beginning of period	363,787	379,962	4,728,247	4,737,287	322,241	315,476
Units issued	11,544	29,945	843,118	525,831	277,120	83,302
Units redeemed	(33,107)	(46,120)	(431,578)	(534,871)	(82,517)	(76,537)

Units, end of period	342,224	363,787	5,139,787	4,728,247	516,844	322,241

(r)	Renamed on October 27, 2017. Previously known as Lifestyle Moderate MVP Series I.
(s)	Renamed on October 27, 2017. Previously known as Lifestyle Moderate MVP Series NAV.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Cap Index Trust Series NAV		Mid Cap Stock Trust Series I		Mid Cap Stock Trust Series NAV
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$305,081	$472,848	$—	$—	$—	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	305,081	472,848	—	—	—	—

Realized gains (losses) on investments:
Capital gain distributions received	2,994,070	3,272,768	427,136	1,382,623	590,026	1,870,363
Net realized gain (loss)	695,554	496,577	361,347	27,457	(93,262)	(946,602)

Realized gains (losses)	3,689,624	3,769,345	788,483	1,410,080	496,764	923,761

Unrealized appreciation (depreciation) during the period	3,677,511	2,539,150	4,211,385	(1,380,309)	6,281,003	(778,617)

Net increase (decrease) in net assets from operations	7,672,216	6,781,343	4,999,868	29,771	6,777,767	145,144

Changes from principal transactions:
Purchase payments	4,135,234	3,523,175	495,204	699,859	2,459,508	2,170,785
Transfers between sub-accounts and the company	16,703,704	3,264,935	(563,986)	(795,312)	821,380	(2,207,471)
Transfers on general account policy loans	(691,958)	(75,674)	159,239	(41,493)	(200,884)	(54,995)
Withdrawals	(1,279,915)	(651,251)	(908,473)	(734,270)	(2,335,327)	(784,793)
Annual contract fee	(1,978,065)	(1,563,542)	(1,034,931)	(1,015,955)	(1,121,898)	(1,129,768)

Net increase (decrease) in net assets from principal transactions	16,889,000	4,497,643	(1,852,947)	(1,887,171)	(377,221)	(2,006,242)

Total increase (decrease) in net assets	24,561,216	11,278,986	3,146,921	(1,857,400)	6,400,546	(1,861,098)
Net assets at beginning of period	43,027,331	31,748,345	18,316,996	20,174,396	24,502,226	26,363,324

Net assets at end of period	$67,588,547	$43,027,331	$21,463,917	$18,316,996	$30,902,772	$24,502,226

	2017	2016	2017	2016	2017	2016
Units, beginning of period	1,331,350	1,180,496	522,065	578,390	320,684	347,047
Units issued	699,956	299,395	25,240	13,280	67,984	55,606
Units redeemed	(226,330)	(148,541)	(71,374)	(69,605)	(74,310)	(81,969)

Units, end of period	1,804,976	1,331,350	475,931	522,065	314,358	320,684

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Value Trust Series I		Mid Value Trust Series NAV		Money Market Trust Series I
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$129,769	$149,520	$294,150	$277,119	$164,000	$24,243
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	129,769	149,520	294,150	277,119	164,000	24,243

Realized gains (losses) on investments:
Capital gain distributions received	1,214,426	1,583,900	2,549,544	2,674,576	317	—
Net realized gain (loss)	87,849	216,712	100,322	(391,723)	—	—

Realized gains (losses)	1,302,275	1,800,612	2,649,866	2,282,853	317	—

Unrealized appreciation (depreciation) during the period	16,891	918,407	134,834	2,112,947	4	(1)

Net increase (decrease) in net assets from operations	1,448,935	2,868,539	3,078,850	4,672,919	164,321	24,242

Changes from principal transactions:
Purchase payments	264,773	338,451	2,180,222	1,845,389	2,535,316	2,438,170
Transfers between sub-accounts and the company	(1,253,566)	(231,217)	(1,073,093)	3,827,045	1,860,878	6,242,286
Transfers on general account policy loans	(40,608)	72,634	(210,066)	(114,809)	(1,608,540)	157,709
Withdrawals	(463,647)	(512,977)	(680,271)	(843,763)	(9,195,473)	(7,082,682)
Annual contract fee	(543,135)	(545,130)	(1,201,915)	(1,063,725)	(2,854,152)	(3,067,125)

Net increase (decrease) in net assets from principal transactions	(2,036,183)	(878,239)	(985,123)	3,650,137	(9,261,971)	(1,311,642)

Total increase (decrease) in net assets	(587,248)	1,990,300	2,093,727	8,323,056	(9,097,650)	(1,287,400)
Net assets at beginning of period	14,081,961	12,091,661	26,794,995	18,471,939	35,039,746	36,327,146

Net assets at end of period	$13,494,713	$14,081,961	$28,888,722	$26,794,995	$25,942,096	$35,039,746

	2017	2016	2017	2016	2017	2016
Units, beginning of period	452,518	481,901	560,117	479,153	1,420,598	1,473,823
Units issued	10,274	40,310	111,085	183,835	299,637	542,982
Units redeemed	(73,638)	(69,693)	(129,392)	(102,871)	(674,347)	(596,207)

Units, end of period	389,154	452,518	541,810	560,117	1,045,888	1,420,598

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Money-Market Trust Series NAV		PIMCO All Asset		Real Estate Securities Trust Series I
	2017	2016 (z)	2017	2016	2017	2016
Income:
Dividend distributions received	$593,723	$101,062	$1,210,118	$507,515	$139,509	$982,830
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	593,723	101,062	1,210,118	507,515	139,509	982,830

Realized gains (losses) on investments:
Capital gain distributions received	995	(1)	—	—	—	—
Net realized gain (loss)	—	—	(136,636)	(557,682)	1,088,593	1,790,155

Realized gains (losses)	995	(1)	(136,636)	(557,682)	1,088,593	1,790,155

Unrealized appreciation (depreciation) during the period	(1)	1	2,205,012	2,616,273	389,056	(844,836)

Net increase (decrease) in net assets from operations	594,717	101,062	3,278,494	2,566,106	1,617,158	1,928,149

Changes from principal transactions:
Purchase payments	112,105,444	96,870,850	1,390,123	1,514,626	504,936	579,057
Transfers between sub-accounts and the company	(122,509,868)	15,397,141	4,492,748	(814,910)	(818,110)	(1,721,420)
Transfers on general account policy loans	(1,491,163)	820,644	42,712	(28,671)	(131,274)	(161,963)
Withdrawals	(144,974)	2,103,961	(985,939)	(772,050)	(1,060,844)	(1,070,892)
Annual contract fee	(7,008,288)	(5,112,122)	(964,472)	(922,429)	(1,208,989)	(1,370,134)

Net increase (decrease) in net assets from principal transactions	(19,048,849)	110,080,474	3,975,172	(1,023,434)	(2,714,281)	(3,745,352)

Total increase (decrease) in net assets	(18,454,132)	110,181,536	7,253,666	1,542,672	(1,097,123)	(1,817,203)
Net assets at beginning of period	110,181,536	—	22,913,755	21,371,083	27,760,808	29,578,011

Net assets at end of period	$91,727,404	$110,181,536	$30,167,421	$22,913,755	$26,663,685	$27,760,808

	2017	2016	2017	2016	2017	2016
Units, beginning of period	11,007,435	—	1,369,696	1,438,988	152,252	173,442
Units issued	11,836,694	20,055,390	404,328	207,975	2,111	8,021
Units redeemed	(13,739,669)	(9,047,955)	(160,131)	(277,267)	(16,711)	(29,211)

Units, end of period	9,104,460	11,007,435	1,613,893	1,369,696	137,652	152,252

(z)	Reflects the period from commencement of operations on April 29, 2016 through December 31, 2016.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Real Estate Securities Trust Series NAV		Science & Technology Trust Series I		Science & Technology Trust Series NAV
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$296,050	$1,824,854	$12,062	$—	$21,551	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	296,050	1,824,854	12,062	—	21,551	—

Realized gains (losses) on investments:
Capital gain distributions received	—	—	1,290,300	2,526,652	1,367,164	2,617,870
Net realized gain (loss)	2,187,723	2,548,031	620,579	1,896,925	330,787	233,995

Realized gains (losses)	2,187,723	2,548,031	1,910,879	4,423,577	1,697,951	2,851,865

Unrealized appreciation (depreciation) during the period	702,524	(1,219,084)	5,456,073	(2,834,209)	6,368,551	(1,269,369)

Net increase (decrease) in net assets from operations	3,186,297	3,153,801	7,379,014	1,589,368	8,088,053	1,582,496

Changes from principal transactions:
Purchase payments	4,630,665	5,045,522	496,022	574,238	1,893,093	1,690,333
Transfers between sub-accounts and the company	(3,650,452)	1,771,771	2,687,800	(3,365,026)	1,702,606	(407,640)
Transfers on general account policy loans	(873,948)	(669,343)	47,491	(40,040)	(140,119)	8,720
Withdrawals	(1,177,105)	(1,213,680)	(442,380)	(650,988)	(1,745,839)	(422,700)
Annual contract fee	(2,154,332)	(2,386,758)	(1,103,311)	(996,071)	(1,049,169)	(914,771)

Net increase (decrease) in net assets from principal transactions	(3,225,172)	2,547,512	1,685,622	(4,477,887)	660,572	(46,058)

Total increase (decrease) in net assets	(38,875)	5,701,313	9,064,636	(2,888,519)	8,748,625	1,536,438
Net assets at beginning of period	53,069,075	47,367,762	16,892,228	19,780,747	19,631,138	18,094,700

Net assets at end of period	$53,030,200	$53,069,075	$25,956,864	$16,892,228	$28,379,763	$19,631,138

	2017	2016	2017	2016	2017	2016
Units, beginning of period	347,455	331,710	430,963	546,989	631,328	630,883
Units issued	42,882	70,814	96,022	52,053	156,640	179,220
Units redeemed	(63,593)	(55,069)	(57,753)	(168,079)	(141,657)	(178,775)

Units, end of period	326,744	347,455	469,232	430,963	646,311	631,328

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Short Term Government Income Trust Series I		Short Term Government Income Trust Series NAV		Small Cap Growth Trust Series I
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$87,888	$109,849	$263,149	$272,981	$—	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	87,888	109,849	263,149	272,981	—	—

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	226,388
Net realized gain (loss)	(49,727)	(112,607)	(139,399)	(90,797)	(153,619)	(383,248)

Realized gains (losses)	(49,727)	(112,607)	(139,399)	(90,797)	(153,619)	(156,860)

Unrealized appreciation (depreciation) during the period	(5,007)	38,985	(21,081)	(121,749)	679,524	226,103

Net increase (decrease) in net assets from operations	33,154	36,227	102,669	60,435	525,905	69,243

Changes from principal transactions:
Purchase payments	520,317	524,580	2,211,772	2,348,072	67,047	104,001
Transfers between sub-accounts and the company	785,544	302,248	1,431,600	2,054,661	(217,570)	(257,060)
Transfers on general account policy loans	20,782	6,480	742,328	(199,430)	13,563	(14,309)
Withdrawals	(162,583)	(487,764)	(931,441)	(416,219)	(64,896)	(194,214)
Annual contract fee	(769,075)	(728,682)	(683,217)	(686,613)	(93,668)	(95,217)

Net increase (decrease) in net assets from principal transactions	394,985	(383,138)	2,771,042	3,100,471	(295,524)	(456,799)

Total increase (decrease) in net assets	428,139	(346,911)	2,873,711	3,160,906	230,381	(387,556)
Net assets at beginning of period	5,814,121	6,161,032	16,625,600	13,464,694	2,195,625	2,583,181

Net assets at end of period	$6,242,260	$5,814,121	$19,499,311	$16,625,600	$2,426,006	$2,195,625

	2017	2016	2017	2016	2017	2016
Units, beginning of period	540,725	576,263	1,540,743	1,255,584	85,208	102,544
Units issued	106,879	130,920	480,308	491,819	7,605	12,895
Units redeemed	(70,350)	(166,458)	(225,132)	(206,660)	(18,367)	(30,231)

Units, end of period	577,254	540,725	1,795,919	1,540,743	74,446	85,208

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Growth Trust Series NAV		Small Cap Index Trust Series I		Small Cap Index Trust Series NAV
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$—	$—	$47,444	$95,038	$162,527	$290,145
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	—	—	47,444	95,038	162,527	290,145

Realized gains (losses) on investments:
Capital gain distributions received	—	1,523,226	430,257	631,284	1,285,761	1,788,145
Net realized gain (loss)	(400,173)	(972,850)	328,835	146,416	387,517	(110,548)

Realized gains (losses)	(400,173)	550,376	759,092	777,700	1,673,278	1,677,597

Unrealized appreciation (depreciation) during the period	5,035,326	(103,386)	634,257	756,306	2,548,501	2,771,136

Net increase (decrease) in net assets from operations	4,635,153	446,990	1,440,793	1,629,044	4,384,306	4,738,878

Changes from principal transactions:
Purchase payments	1,956,069	1,734,283	212,875	193,779	2,565,370	2,383,785
Transfers between sub-accounts and the company	1,297,485	(268,043)	487,890	301,899	1,772,417	2,351,007
Transfers on general account policy loans	(147,555)	(104,054)	(39,654)	(23,356)	(267,888)	(107,107)
Withdrawals	(968,412)	(481,071)	(318,847)	(441,973)	(495,069)	(778,315)
Annual contract fee	(794,589)	(743,587)	(362,450)	(327,038)	(1,160,432)	(951,823)

Net increase (decrease) in net assets from principal transactions	1,342,998	137,528	(20,186)	(296,689)	2,414,398	2,897,547

Total increase (decrease) in net assets	5,978,151	584,518	1,420,607	1,332,355	6,798,704	7,636,425
Net assets at beginning of period	17,275,585	16,691,067	9,614,434	8,282,079	28,653,073	21,016,648

Net assets at end of period	$23,253,736	$17,275,585	$11,035,041	$9,614,434	$35,451,777	$28,653,073

	2017	2016	2017	2016	2017	2016
Units, beginning of period	564,985	558,246	256,073	266,856	955,927	848,504
Units issued	127,148	96,483	51,645	17,559	195,297	209,256
Units redeemed	(91,899)	(89,744)	(50,772)	(28,342)	(117,599)	(101,833)

Units, end of period	600,234	564,985	256,946	256,073	1,033,625	955,927

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Opportunities Trust Series I		Small Cap Opportunities Trust Series NAV		Small Cap Value Trust Series I
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$133,563	$140,095	$83,777	$82,412	$36,572	$24,756
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	133,563	140,095	83,777	82,412	36,572	24,756

Realized gains (losses) on investments:
Capital gain distributions received	2,085,818	2,830,424	1,181,403	1,499,066	286,645	498,408
Net realized gain (loss)	208,683	(135,578)	239,891	137,531	(183,665)	(163,191)

Realized gains (losses)	2,294,501	2,694,846	1,421,294	1,636,597	102,980	335,217

Unrealized appreciation (depreciation) during the period	1,040,266	2,637,476	459,172	1,236,591	(36,368)	368,874

Net increase (decrease) in net assets from operations	3,468,330	5,472,417	1,964,243	2,955,600	103,184	728,847

Changes from principal transactions:
Purchase payments	888,208	1,031,577	1,368,507	1,364,296	85,807	126,133
Transfers between sub-accounts and the company	(1,463,893)	94,804	421,479	101,673	(1,171,057)	1,200,230
Transfers on general account policy loans	(75,999)	(70,926)	(250,954)	(116,765)	(25,668)	(9,257)
Withdrawals	(1,592,760)	(1,305,307)	(729,603)	(292,724)	(339,799)	(165,510)
Annual contract fee	(1,655,066)	(1,762,522)	(607,824)	(622,772)	(135,218)	(124,341)

Net increase (decrease) in net assets from principal transactions	(3,899,510)	(2,012,374)	201,605	433,708	(1,585,935)	1,027,255

Total increase (decrease) in net assets	(431,180)	3,460,043	2,165,848	3,389,308	(1,482,751)	1,756,102
Net assets at beginning of period	34,073,896	30,613,853	17,570,444	14,181,136	5,265,842	3,509,740

Net assets at end of period	$33,642,716	$34,073,896	$19,736,292	$17,570,444	$3,783,091	$5,265,842

	2017	2016	2017	2016	2017	2016
Units, beginning of period	762,127	818,028	797,432	769,164	176,951	144,683
Units issued	6,388	30,900	129,096	162,869	66,599	66,258
Units redeemed	(91,051)	(86,801)	(120,909)	(134,601)	(120,989)	(33,990)

Units, end of period	677,464	762,127	805,619	797,432	122,561	176,951

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Value Trust Series NAV		Small Company Value Trust Series I		Small Company Value Trust Series NAV
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$349,428	$220,036	$32,520	$107,822	$61,917	$171,968
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	349,428	220,036	32,520	107,822	61,917	171,968

Realized gains (losses) on investments:
Capital gain distributions received	2,663,046	3,901,644	1,981,287	2,021,135	3,659,071	3,132,343
Net realized gain (loss)	(356,060)	160,582	1,977,208	686,011	594,046	591,169

Realized gains (losses)	2,306,986	4,062,226	3,958,495	2,707,146	4,253,117	3,723,512

Unrealized appreciation (depreciation) during the period	(1,312,732)	1,840,571	(2,503,640)	1,039,343	(1,481,944)	1,962,318

Net increase (decrease) in net assets from operations	1,343,682	6,122,833	1,487,375	3,854,311	2,833,090	5,857,798

Changes from principal transactions:
Purchase payments	2,821,232	2,867,749	320,180	332,990	2,082,883	2,153,164
Transfers between sub-accounts and the company	513,400	1,272,481	(2,461,864)	1,132,673	(46,569)	254,348
Transfers on general account policy loans	(75,403)	(165,034)	(16,068)	47,397	(236,393)	(415,416)
Withdrawals	(1,124,072)	(676,715)	(590,203)	(219,079)	(556,773)	(445,421)
Annual contract fee	(1,459,767)	(1,341,762)	(638,845)	(598,636)	(855,071)	(825,192)

Net increase (decrease) in net assets from principal transactions	675,390	1,956,719	(3,386,800)	695,345	388,077	721,483

Total increase (decrease) in net assets	2,019,072	8,079,552	(1,899,425)	4,549,656	3,221,167	6,579,281
Net assets at beginning of period	34,009,921	25,930,369	16,324,851	11,775,195	24,089,535	17,510,254

Net assets at end of period	$36,028,993	$34,009,921	$14,425,426	$16,324,851	$27,310,702	$24,089,535

	2017	2016	2017	2016	2017	2016
Units, beginning of period	406,007	379,755	381,367	363,981	844,484	812,280
Units issued	71,606	82,145	18,374	59,431	114,297	159,375
Units redeemed	(63,198)	(55,893)	(97,458)	(42,045)	(100,741)	(127,171)

Units, end of period	414,415	406,007	302,283	381,367	858,040	844,484

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Strategic Income Opportunities Trust Series I		Strategic Income Opportunities Trust Series NAV		Total Bond Market Series Trust NAV
	2017	2016	2017	2016	2017 (t)	2016
Income:
Dividend distributions received	$288,139	$205,081	$996,231	$659,645	$672,614	$520,577
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	288,139	205,081	996,231	659,645	672,614	520,577

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	1	—	—
Net realized gain (loss)	22,271	(99,546)	64,095	(58,174)	(38,163)	(16,552)

Realized gains (losses)	22,271	(99,546)	64,095	(58,173)	(38,163)	(16,552)

Unrealized appreciation (depreciation) during the period	172,536	327,643	552,617	706,467	76,041	(103,066)

Net increase (decrease) in net assets from operations	482,946	433,178	1,612,943	1,307,939	710,492	400,959

Changes from principal transactions:
Purchase payments	345,275	321,370	2,295,984	2,499,605	2,366,759	1,962,083
Transfers between sub-accounts and the company	903,451	139,644	3,715,983	(367,390)	4,005,701	2,073,927
Transfers on general account policy loans	(1,739)	(13,807)	(188,301)	(187,622)	(151,252)	(120,915)
Withdrawals	(285,220)	(301,328)	(1,028,137)	(1,015,571)	(1,107,093)	(1,058,435)
Annual contract fee	(736,128)	(711,911)	(1,232,163)	(1,194,756)	(944,488)	(919,265)

Net increase (decrease) in net assets from principal transactions	225,639	(566,032)	3,563,366	(265,734)	4,169,627	1,937,395

Total increase (decrease) in net assets	708,585	(132,854)	5,176,309	1,042,205	4,880,119	2,338,354
Net assets at beginning of period	8,445,319	8,578,173	26,858,671	25,816,466	19,505,110	17,166,756

Net assets at end of period	$9,153,904	$8,445,319	$32,034,980	$26,858,671	$24,385,229	$19,505,110

	2017	2016	2017	2016	2017	2016
Units, beginning of period	307,359	328,179	1,316,714	1,331,275	803,505	724,472
Units issued	41,600	37,697	333,559	266,140	262,486	209,937
Units redeemed	(33,450)	(58,517)	(163,920)	(280,701)	(93,895)	(130,904)

Units, end of period	315,509	307,359	1,486,353	1,316,714	972,096	803,505

(t)	Renamed on October 27, 2017. Previously known as Total Bond Market Trust B Series NAV.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Total Stock Market Index Trust Series I		Total Stock Market Index Trust Series NAV		Ultra Short Term Bond Trust Series I
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$205,150	$91,747	$779,504	$526,657	$19,598	$17,699
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	205,150	91,747	779,504	526,657	19,598	17,699

Realized gains (losses) on investments:
Capital gain distributions received	311,243	100,623	1,129,078	564,613	—	—
Net realized gain (loss)	905,343	495,836	1,911,433	872,779	(4,231)	(12,804)

Realized gains (losses)	1,216,586	596,459	3,040,511	1,437,392	(4,231)	(12,804)

Unrealized appreciation (depreciation) during the period	953,700	54,352	5,897,313	2,182,212	(7,512)	(468)

Net increase (decrease) in net assets from operations	2,375,436	742,558	9,717,328	4,146,261	7,855	4,427

Changes from principal transactions:
Purchase payments	356,183	897,021	3,579,295	2,806,079	100,127	71,300
Transfers between sub-accounts and the company	8,514,391	418,504	11,508,825	3,197,458	556,989	404,332
Transfers on general account policy loans	163,918	(30,671)	(248,474)	(215,888)	—	—
Withdrawals	(1,026,249)	(465,389)	(453,757)	(490,307)	355	(30,115)
Annual contract fee	(845,721)	(473,581)	(1,700,975)	(1,260,134)	(84,782)	(80,869)

Net increase (decrease) in net assets from principal transactions	7,162,522	345,884	12,684,914	4,037,208	572,689	364,648

Total increase (decrease) in net assets	9,537,958	1,088,442	22,402,242	8,183,469	580,544	369,075
Net assets at beginning of period	6,682,912	5,594,470	38,852,074	30,668,605	1,217,054	847,979

Net assets at end of period	$16,220,870	$6,682,912	$61,254,316	$38,852,074	$1,797,598	$1,217,054

	2017	2016	2017	2016	2017	2016
Units, beginning of period	249,913	235,111	435,985	386,748	120,520	84,413
Units issued	324,072	60,472	201,435	97,316	70,607	76,638
Units redeemed	(70,883)	(45,670)	(67,708)	(48,079)	(14,282)	(40,531)

Units, end of period	503,102	249,913	569,712	435,985	176,845	120,520

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Ultra Short Term Bond Trust Series NAV		Utilities Trust Series I		Utilities Trust Series NAV
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$84,272	$76,010	$95,083	$208,544	$414,420	$715,773
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	84,272	76,010	95,083	208,544	414,420	715,773

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	84,733	—	265,913
Net realized gain (loss)	(27,845)	(67,959)	(17,028)	(504,227)	(282,723)	(283,468)

Realized gains (losses)	(27,845)	(67,959)	(17,028)	(419,494)	(282,723)	(17,555)

Unrealized appreciation (depreciation) during the period	(26,939)	22,651	464,540	657,637	2,148,448	789,028

Net increase (decrease) in net assets from operations	29,488	30,702	542,595	446,687	2,280,145	1,487,246

Changes from principal transactions:
Purchase payments	660,667	568,765	74,720	106,018	1,569,008	1,432,989
Transfers between sub-accounts and the company	2,080,254	219,523	131,918	(106,706)	(614,520)	305,822
Transfers on general account policy loans	(1,129,162)	(106,650)	2,417	(133,961)	(261,400)	(14,005)
Withdrawals	(105,448)	(746,756)	(108,908)	(256,650)	(493,272)	(452,747)
Annual contract fee	(253,396)	(287,035)	(166,757)	(179,648)	(748,379)	(745,518)

Net increase (decrease) in net assets from principal transactions	1,252,915	(352,153)	(66,610)	(570,947)	(548,563)	526,541

Total increase (decrease) in net assets	1,282,403	(321,451)	475,985	(124,260)	1,731,582	2,013,787
Net assets at beginning of period	3,916,982	4,238,433	3,492,160	3,616,420	15,390,263	13,376,476

Net assets at end of period	$5,199,385	$3,916,982	$3,968,145	$3,492,160	$17,121,845	$15,390,263

	2017	2016	2017	2016	2017	2016
Units, beginning of period	386,353	420,822	98,578	113,676	542,473	525,380
Units issued	366,374	362,293	51,667	57,913	90,009	130,862
Units redeemed	(243,036)	(396,762)	(52,624)	(73,011)	(106,873)	(113,769)

Units, end of period	509,691	386,353	97,621	98,578	525,609	542,473

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS

December 31, 2017

1.	Organization

John Hancock Life Insurance Company (U.S.A.) Separate Account A (the “Account”) is a separate account established by John Hancock Life Insurance Company (U.S.A.) (the “Company”). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended (the “Act”) and is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. The Account consists of 97 active sub-accounts which are exclusively invested in a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust”), and 5 active sub-accounts that are invested in portfolios of other Non-affiliated Trusts (the “Non-affiliated Trusts”). The Trust and Non-affiliated Trusts are registered under the Act as an open-ended management investment company, commonly known as a mutual fund, which does not transact with the general public. The Account is a funding vehicle for the allocation of net premiums under single premium variable life and variable universal life insurance contracts (the “Contracts”) issued by the Company.

The Company is a stock life insurance company organized originally under the laws of the State of Maine in 1955 and later in 1992, the Company changed its state of domicile to the State of Michigan. The Company is an indirect, wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian based publicly traded life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

The Company is required to maintain assets in the Account with a total fair value of at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company’s general account has not been registered as an investment company under the Investment Company Act of 1940. Net interfund transfers include transfers between separate and general accounts.

Each sub-account holds shares of a particular series (“Portfolio”) of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer 2 classes of units to fund Contracts issued by the Company. These classes, Series I and Series NAV, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I and Series NAV shares of the Trust Portfolio differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets.

As a result of a portfolio change, the following sub-accounts of the Account were renamed as follows:

Previous Name	New Name	Effective Date
500 Index Fund B Series NAV	500 Index Fund Series NAV	10/27/2017
International Equity Index Trust B Series I	International Equity Index Series I	10/27/2017
International Equity Index Trust B Series NAV	International Equity Index Series NAV	10/27/2017
Lifestyle Aggressive MVP Series I	Managed Volatility Aggressive Portfolio Series I	10/27/2017
Lifestyle Aggressive MVP Series NAV	Managed Volatility Aggressive Portfolio Series NAV	10/27/2017
Lifestyle Aggressive Trust PS Series NAV	Lifestyle Aggressive Portfolio Series NAV	10/27/2017
Lifestyle Balanced MVP Series I	Managed Volatility Balanced Portfolio Series I	10/27/2017
Lifestyle Balanced MVP Series NAV	Managed Volatility Balanced Portfolio Series NAV	10/27/2017
Lifestyle Balanced Trust PS Series NAV	Lifestyle Balanced Portfolio Series NAV	10/27/2017
Lifestyle Conservative MVP Series I	Managed Volatility Conservative Portfolio Series I	10/27/2017
Lifestyle Conservative MVP Series NAV	Managed Volatility Conservative Portfolio Series NAV	10/27/2017
Lifestyle Conservative Trust PS Series NAV	Lifestyle Conservative Portfolio Series NAV	10/27/2017
Lifestyle Growth MVP Series I	Managed Volatility Growth Portfolio Series I	10/27/2017
Lifestyle Growth MVP Series NAV	Managed Volatility Growth Portfolio Series NAV	10/27/2017
Lifestyle Growth Trust PS Series I	Lifestyle Growth Portfolio Series I	10/27/2017

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

1.	Organization — (continued):

Previous Name	New Name	Effective Date
Lifestyle Growth Trust PS Series NAV	Lifestyle Growth Portfolio Series NAV	10/27/2017
Lifestyle Moderate MVP Series I	Managed Volatility Moderate Portfolio Series I	10/27/2017
Lifestyle Moderate MVP Series NAV	Managed Volatility Moderate Portfolio Series NAV	10/27/2017
Lifestyle Moderate Trust PS Series NAV	Lifestyle Moderate Portfolio Series NAV	10/27/2017
Total Bond Market Trust B Series NAV	Total Bond Market Series Trust NAV	10/27/2017

Funds transferred in 2017 are as follows:

Transferred from	Transferred to	Effective Date
All Cap Core Trust Series I	Total Stock Market Index Trust Series I	04/28/2017
All Cap Core Trust Series NAV	Total Stock Market Index Trust Series NAV	04/28/2017
American New World Trust Series I	Emerging Markets Value Trust Series I	10/27/2017
Core Strategy Trust Series I	Lifestyle Growth Portfolio Series I	10/27/2017
Core Strategy Trust Series NAV	Lifestyle Growth Portfolio Series NAV	10/27/2017
Value Trust Series I	Mid Cap Index Trust Series I	10/27/2017
Value Trust Series NAV	Mid Cap Index Trust Series NAV	10/27/2017

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

2.	Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Valuation of Investments

Investments made in the Portfolios of the Trust, and of the Non-affiliated Trusts, are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on a first-in, first-out basis.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios’ shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2017.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

3.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Company’s consolidated federal tax return for the years 2014 and 2015 are currently under examination by the Internal Revenue Service. The years from 2015 are also open for examination by the internal revenue service. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB ASC establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2017, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations and Changes in Contract Owners’ Equity.

4.	Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC (“JHIMS”), a Delaware limited liability company controlled by MFC, serves as investment adviser for the Trust.

John Hancock Distributors, LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principle underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors, LLC or other broker-dealers having distribution agreements with John Hancock Distributors, LLC.

Certain officers of the Account are officers and directors of JHUSA or the Trust.

Contract charges, as described in Note 9, are paid to the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

5.	Fair Value Measurements

ASC 820 “Fair Value Measurements and Disclosures” provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the value that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

•	Level 3 – Fair value measurements using significant non market observable inputs.

All of the Account’s sub-accounts’ investments in a Portfolio of the Trust were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2017. The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated	$4,730,214,339	—	—	4,730,214,339
Non Affiliated	$90,569,098	—	—	90,569,098

Total	$4,820,783,437	—	—	4,820,783,437

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. Transfers between investment levels may occur as the availability of a price source or data used in an investment’s valuation changes. Transfers between investment levels are recognized at the beginning of the reporting period. There have been no transfers between any level of fair value measurements during the period ended December 31, 2017.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

6.	Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and Non-affiliated Trusts during 2017 were as follows:

	Purchases	Sales
Sub-Account
500 Index Fund Series NAV	$55,095,572	$30,912,213
Active Bond Trust Series I	855,348	1,971,152
Active Bond Trust Series NAV	7,500,739	3,667,503
All Cap Core Trust Series I (g)	108,133	9,058,464
All Cap Core Trust Series NAV (h)	605,778	7,099,092
Alpha Opportunities Trust Series I	104,580	239,365
Alpha Opportunities Trust Series NAV	1,364,084	2,143,572
American Asset Allocation Trust Series I	27,978,956	7,826,854
American Global Growth Trust Series I	5,003,073	1,425,863
American Growth Trust Series I	21,034,808	10,480,785
American Growth-Income Trust Series I	27,079,900	9,726,301
American International Trust Series I	10,248,669	5,796,645
American New World Trust Series I (b)	4,715,008	20,993,289
Blue Chip Growth Trust Series I	5,244,464	6,724,267
Blue Chip Growth Trust Series NAV	17,056,346	10,646,465
Bond Trust Series I	476,867	727,322
Bond Trust Series NAV	10,934,175	7,771,290
Capital Appreciation Trust Series I	2,786,576	2,914,270
Capital Appreciation Trust Series NAV	8,400,847	3,884,321
Capital Appreciation Value Trust Series I	1,051,545	1,070,075
Capital Appreciation Value Trust Series NAV	20,703,735	8,249,056
Core Bond Trust Series I	1,342,408	1,863,710
Core Bond Trust Series NAV	15,455,648	9,059,339
Core Strategy Trust Series I (c)	58,787	1,392,965
Core Strategy Trust Series NAV (d)	20,042,292	182,682,138
Emerging Markets Value Trust Series I	3,076,869	472,018
Emerging Markets Value Trust Series NAV	26,707,735	4,364,296
Equity Income Trust Series I	4,742,891	4,037,112
Equity Income Trust Series NAV	14,308,119	12,253,475
Financial Industries Trust Series I	1,485,186	3,050,148
Financial Industries Trust Series NAV	4,358,735	3,758,713
Fundamental All Cap Core Trust Series I	330,784	261,399
Fundamental All Cap Core Trust Series NAV	3,845,556	2,821,492
Fundamental Large Cap Value Trust Series I	2,213,363	6,464,314
Fundamental Large Cap Value Trust Series NAV	7,095,070	6,030,999
Global Bond Trust Series I	386,789	963,279
Global Bond Trust Series NAV	6,193,408	5,841,829
Global Trust Series I	738,762	1,299,282
Global Trust Series NAV	3,230,438	3,483,043
Health Sciences Trust Series I	3,745,017	994,426
Health Sciences Trust Series NAV	10,306,035	8,029,555
High Yield Trust Series I	1,674,307	1,313,446
High Yield Trust Series NAV	6,290,663	3,711,089
International Equity Index Series I	2,087,636	1,252,267
International Equity Index Series NAV	15,175,265	5,454,896
International Growth Stock Trust Series I	259,032	151,228
International Growth Stock Trust Series NAV	4,967,826	3,832,644
International Small Company Trust Series I	3,077,322	1,391,360
International Small Company Trust Series NAV	5,418,419	3,058,621

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

6.	Purchases and Sales of Investments — (continued):

	Purchases	Sales
Sub-Account
International Value Trust Series I	$859,243	$4,167,866
International Value Trust Series NAV	7,793,340	5,804,796
Investment Quality Bond Trust Series I	992,994	1,303,014
Investment Quality Bond Trust Series NAV	5,810,282	1,843,912
Lifestyle Aggressive Portfolio Series NAV	3,609,993	213,881
Lifestyle Balanced Portfolio Series NAV	15,943,592	1,330,028
Lifestyle Conservative Portfolio Series NAV	758,130	117,884
Lifestyle Growth Portfolio Series I	1,106,565	93,927
Lifestyle Growth Portfolio Series NAV	205,307,228	8,466,543
Lifestyle Moderate Portfolio Series NAV	5,436,351	983,457
M Capital Appreciation (a)	3,395,173	2,647,255
M International Equity (a)	2,187,738	1,817,199
M Large Cap Growth (a)	1,903,514	2,704,876
M Large Cap Value (a)	2,382,978	1,437,996
Managed Volatility Aggressive Portfolio Series I	568,152	2,322,878
Managed Volatility Aggressive Portfolio Series NAV	16,663,496	20,767,477
Managed Volatility Balanced Portfolio Series I	6,617,584	4,683,971
Managed Volatility Balanced Portfolio Series NAV	49,232,210	32,545,870
Managed Volatility Conservative Portfolio Series I	472,307	560,088
Managed Volatility Conservative Portfolio Series NAV	5,540,770	5,345,623
Managed Volatility Growth Portfolio Series I	5,312,199	10,044,274
Managed Volatility Growth Portfolio Series NAV	79,721,389	53,246,897
Managed Volatility Moderate Portfolio Series I	1,223,853	1,314,162
Managed Volatility Moderate Portfolio Series NAV	21,779,938	8,193,755
Mid Cap Index Trust Series I	16,202,086	4,293,832
Mid Cap Index Trust Series NAV	28,046,297	7,858,146
Mid Cap Stock Trust Series I	1,431,452	2,857,264
Mid Cap Stock Trust Series NAV	6,659,524	6,446,719
Mid Value Trust Series I	1,674,133	2,366,121
Mid Value Trust Series NAV	8,365,919	6,507,346
Money Market Trust Series I	7,578,832	16,676,483
Money-Market Trust Series NAV	119,314,685	137,768,816
PIMCO All Asset (a)	8,214,622	3,029,331
Real Estate Securities Trust Series I	542,084	3,116,857
Real Estate Securities Trust Series NAV	7,037,365	9,966,488
Science & Technology Trust Series I	5,677,579	2,689,594
Science & Technology Trust Series NAV	7,440,231	5,390,943
Short Term Government Income Trust Series I	1,244,120	761,247
Short Term Government Income Trust Series NAV	5,480,646	2,446,454
Small Cap Growth Trust Series I	224,503	520,028
Small Cap Growth Trust Series NAV	4,498,864	3,155,866
Small Cap Index Trust Series I	2,470,382	2,012,868
Small Cap Index Trust Series NAV	7,610,920	3,748,233
Small Cap Opportunities Trust Series I	2,513,598	4,193,726
Small Cap Opportunities Trust Series NAV	4,192,020	2,725,235
Small Cap Value Trust Series I	2,282,657	3,545,373
Small Cap Value Trust Series NAV	8,902,424	5,214,561
Small Company Value Trust Series I	2,817,908	4,190,900
Small Company Value Trust Series NAV	7,060,138	2,951,075
Strategic Income Opportunities Trust Series I	1,464,140	950,363
Strategic Income Opportunities Trust Series NAV	7,998,655	3,439,056
Total Bond Market Series Trust NAV	7,167,586	2,325,345

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

6.	Purchases and Sales of Investments — (continued):

	Purchases	Sales
Sub-Account
Total Stock Market Index Trust Series I	$9,781,870	$2,102,954
Total Stock Market Index Trust Series NAV	21,254,332	6,660,838
Ultra Short Term Bond Trust Series I	736,924	144,636
Ultra Short Term Bond Trust Series NAV	3,811,143	2,473,957
Utilities Trust Series I	2,067,832	2,039,359
Utilities Trust Series NAV	3,232,324	3,366,468
Value Trust Series I(e)	10,083,828	15,554,976
Value Trust Series NAV(f)	12,718,975	18,351,547

(a)	Sub-account that invests in non-affiliated Trust.

(b)

Terminated as an investment option and funds transferred to Emerging Markets Value Trust Series I on October 27, 2017. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(c)

Terminated as an investment option and funds transferred to Lifestyle Growth Portfolio Series I on October 27, 2017. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(d)

Terminated as an investment option and funds transferred to Lifestyle Growth Portfolio Series NAV on October 27, 2017. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(e)

Terminated as an investment option and funds transferred to Mid Cap Index Trust Series I on October 27, 2017. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(f)

Terminated as an investment option and funds transferred to Mid Cap Index Trust Series NAV on October 27, 2017. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(g)

Terminated as an investment option and funds transferred to Total Stock Market Index Trust Series I on April 28, 2017. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(h)

Terminated as an investment option and funds transferred to Total Stock Market Index Trust Series NAV on April 28, 2017. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

7.	Unit Values

A summary of unit values and units outstanding for variable life contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest(a)	Assets (000s)	Expense Ratio Highest to Lowest(b)	Investment Income Ratio(c)	Total Return Highest to Lowest(d)
500 Index Fund Series NAV	2017	(f)	6,784	$58.62 to $36.65	$348,722	0.00% to 0.00%	1.83%	21.54% to 9.98%
	2016		6,586	48.23 to 30.16	273,254	0.00 to 0.00	1.96	11.64 to 11.64
	2015		5,508	43.20 to 27.01	203,858	0.00 to 0.00	1.77	1.15 to 1.15
	2014		5,455	42.71 to 26.70	195,957	0.00 to 0.00	1.69	13.43 to 9.85
	2013		5,194	37.65 to 23.54	160,818	0.00 to 0.00	1.87	32.03 to 32.02

Active Bond Trust Series I	2017		271	23.89 to 23.89	6,472	0.00 to 0.00	3.44	4.84 to 4.84
	2016		329	22.78 to 22.78	7,491	0.00 to 0.00	3.82	4.34 to 4.34
	2015		306	21.84 to 21.84	6,687	0.00 to 0.00	5.11	0.17 to 0.17
	2014		318	21.80 to 21.80	6,927	0.00 to 0.00	3.64	6.82 to 6.82
	2013		344	20.41 to 20.41	7,030	0.00 to 0.00	5.61	0.24 to 0.24

Active Bond Trust Series NAV	2017		339	77.99 to 77.99	26,438	0.00 to 0.00	3.66	4.89 to 1.36
	2016		301	74.36 to 74.36	22,366	0.00 to 0.00	3.88	4.50 to 4.50
	2015		267	71.15 to 71.15	19,029	0.00 to 0.00	5.46	0.12 to 0.12
	2014		209	71.07 to 71.07	14,876	0.00 to 0.00	4.16	6.97 to 2.79
	2013		156	66.44 to 66.44	10,351	0.00 to 0.00	6.35	0.19 to 0.19

Alpha Opportunities Trust Series I	2017		16	28.66 to 28.66	471	0.00 to 0.00	0.45	17.73 to 17.73
	2016		24	24.34 to 24.34	593	0.00 to 0.00	1.53	5.71 to 5.71
	2015		24	23.02 to 23.02	553	0.00 to 0.00	0.58	0.00 to 0.00
	2014		31	23.02 to 23.02	711	0.00 to 0.00	0.47	8.00 to 8.00
	2013		39	21.32 to 21.32	826	0.00 to 0.00	0.81	35.55 to 35.55

Alpha Opportunities Trust Series NAV	2017		119	30.34 to 30.34	3,602	0.00 to 0.00	0.49	17.77 to 17.77
	2016		167	25.76 to 25.76	4,300	0.00 to 0.00	2.02	5.75 to 5.75
	2015		137	24.36 to 24.36	3,332	0.00 to 0.00	0.69	-0.03 to -0.03
	2014		137	24.37 to 24.37	3,338	0.00 to 0.00	0.61	8.12 to 6.15
	2013		117	22.54 to 22.54	2,646	0.00 to 0.00	0.95	35.58 to 35.58

American Asset Allocation Trust Series I	2017		6,625	19.41 to 19.41	128,577	0.00 to 0.00	1.29	15.79 to 6.32
	2016		6,029	16.76 to 16.76	101,053	0.00 to 0.00	1.40	8.99 to 8.99
	2015		5,264	15.38 to 15.38	80,949	0.00 to 0.00	2.25	1.06 to 1.06
	2014		4,830	15.22 to 15.22	73,501	0.00 to 0.00	1.78	5.05 to 3.82
	2013		3,801	14.49 to 14.49	55,061	0.00 to 0.00	1.21	23.30 to 23.30

American Global Growth Trust Series I	2017		721	20.55 to 20.55	14,814	0.00 to 0.00	0.28	30.92 to 9.48
	2016		588	15.70 to 15.70	9,238	0.00 to 0.00	1.06	0.29 to 0.29
	2015		534	15.66 to 15.66	8,354	0.00 to 0.00	1.90	6.64 to 6.64
	2014		365	14.68 to 14.68	5,353	0.00 to 0.00	0.94	3.55 to 1.97
	2013		247	14.40 to 14.40	3,559	0.00 to 0.00	1.27	28.63 to 28.63

American Growth Trust Series I	2017		2,412	47.32 to 31.43	83,786	0.00 to 0.00	0.37	27.87 to 10.07
	2016		2,457	37.01 to 24.58	66,671	0.00 to 0.00	0.40	9.08 to 9.07
	2015		2,485	33.93 to 22.54	62,274	0.00 to 0.00	0.24	6.44 to 6.44
	2014		2,634	31.88 to 21.17	62,573	0.00 to 0.00	0.84	8.14 to 7.90
	2013		2,637	29.48 to 19.58	58,238	0.00 to 0.00	0.56	29.61 to 29.61

American Growth-Income Trust Series I	2017		3,585	40.87 to 27.38	113,859	0.00 to 0.00	1.10	22.03 to 10.24
	2016		3,612	33.49 to 22.44	94,504	0.00 to 0.00	1.67	11.10 to 11.10
	2015		3,602	30.14 to 20.19	86,236	0.00 to 0.00	1.34	1.11 to 1.11
	2014		3,706	29.81 to 19.97	88,902	0.00 to 0.00	0.92	10.25 to 7.27
	2013		3,776	27.04 to 18.11	83,050	0.00 to 0.00	1.01	33.02 to 33.01

American International Trust Series I	2017		2,135	41.58 to 23.62	55,579	0.00 to 0.00	0.95	31.65 to 10.60
	2016		2,058	31.58 to 17.94	41,108	0.00 to 0.00	1.03	3.12 to 3.12
	2015		2,038	30.63 to 17.40	39,918	0.00 to 0.00	1.13	-4.82 to -4.82
	2014		1,879	32.18 to 18.28	39,770	0.00 to 0.00	1.00	-3.05 to -4.20
	2013		1,957	33.19 to 18.85	42,782	0.00 to 0.00	0.98	21.20 to 21.20

Blue Chip Growth Trust Series I	2017		556	76.63 to 76.63	42,578	0.00 to 0.00	0.07	36.28 to 36.28
	2016		616	56.23 to 56.23	34,610	0.00 to 0.00	0.01	0.81 to 0.81
	2015		714	55.78 to 55.78	39,843	0.00 to 0.00	0.00	11.06 to 11.06
	2014		769	50.22 to 50.22	38,599	0.00 to 0.00	0.00	9.07 to 9.07
	2013		818	46.05 to 46.05	37,645	0.00 to 0.00	0.27	41.33 to 41.33

Blue Chip Growth Trust Series NAV	2017		464	186.84 to 186.84	86,650	0.00 to 0.00	0.12	36.34 to 13.00
	2016		457	137.04 to 137.04	62,639	0.00 to 0.00	0.05	0.85 to 0.85
	2015		414	135.88 to 135.88	56,255	0.00 to 0.00	0.00	11.13 to 11.13
	2014		347	122.28 to 122.28	42,434	0.00 to 0.00	0.00	11.16 to 9.11
	2013		302	112.07 to 112.07	33,822	0.00 to 0.00	0.33	41.43 to 41.43

Bond Trust Series I	2017		301	11.95 to 11.95	3,592	0.00 to 0.00	2.82	3.67 to 3.67
	2016		331	11.52 to 11.52	3,815	0.00 to 0.00	3.73	3.06 to 3.06
	2015		73	11.18 to 11.18	818	0.00 to 0.00	3.03	0.24 to 0.24
	2014		98	11.16 to 11.16	1,098	0.00 to 0.00	2.77	5.53 to 5.53
	2013		66	10.57 to 10.57	694	0.00 to 0.00	2.42	-1.36 to -1.36

Bond Trust Series NAV	2017		1,946	11.98 to 11.98	23,319	0.00 to 0.00	2.87	3.65 to 0.85
	2016		1,730	11.56 to 11.56	19,996	0.00 to 0.00	3.66	3.19 to 3.19

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

7.	Unit Values — (continued):

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest(a)	Assets (000s)	Expense Ratio Highest to Lowest(b)	Investment Income Ratio(c)	Total Return Highest to Lowest(d)
Bond Trust Series NAV	2015	594	$11.20 to $11.20	$6,657	0.00% to 0.00%	2.99%	0.30% to 0.30%
	2014	664	11.17 to 11.17	7,416	0.00 to 0.00	2.80	5.59 to 2.50
	2013	519	10.58 to 10.58	5,489	0.00 to 0.00	2.94	-1.32 to -1.32

Capital Appreciation Trust Series I	2017	791	37.30 to 37.30	29,496	0.00 to 0.00	0.06	36.53 to 36.53
	2016	863	27.32 to 27.32	23,584	0.00 to 0.00	0.00	-1.08 to -1.08
	2015	1,005	27.61 to 27.61	27,741	0.00 to 0.00	0.00	11.45 to 11.45
	2014	1,106	24.78 to 24.78	27,404	0.00 to 0.00	0.05	9.65 to 9.65
	2013	1,167	22.60 to 22.60	26,365	0.00 to 0.00	0.25	37.41 to 37.41

Capital Appreciation Trust Series NAV	2017	877	36.64 to 36.64	32,135	0.00 to 0.00	0.11	36.51 to 14.35
	2016	812	26.84 to 26.84	21,802	0.00 to 0.00	0.01	-1.00 to -1.00
	2015	803	27.11 to 27.11	21,769	0.00 to 0.00	0.02	11.47 to 11.47
	2014	834	24.32 to 24.32	20,287	0.00 to 0.00	0.09	11.81 to 9.68
	2013	770	22.17 to 22.17	17,076	0.00 to 0.00	0.26	37.50 to 37.50

Capital Appreciation Value Trust Series I	2017	125	22.92 to 22.92	2,863	0.00 to 0.00	1.48	15.14 to 15.14
	2016	132	19.90 to 19.90	2,620	0.00 to 0.00	1.61	8.12 to 8.12
	2015	54	18.41 to 18.41	988	0.00 to 0.00	1.27	5.28 to 5.28
	2014	63	17.48 to 17.48	1,096	0.00 to 0.00	1.30	12.22 to 12.22
	2013	56	15.58 to 15.58	879	0.00 to 0.00	1.20	22.31 to 22.31

Capital Appreciation Value Trust Series NAV	2017	3,101	22.99 to 22.99	71,301	0.00 to 0.00	1.57	15.13 to 4.72
	2016	2,711	19.97 to 19.97	54,138	0.00 to 0.00	1.58	8.19 to 8.19
	2015	1,782	18.46 to 18.46	32,897	0.00 to 0.00	1.30	5.27 to 5.27
	2014	1,340	17.54 to 17.54	23,505	0.00 to 0.00	1.61	12.38 to 7.58
	2013	1,014	15.60 to 15.60	15,829	0.00 to 0.00	1.46	22.29 to 22.29

Core Bond Trust Series I	2017	804	21.58 to 21.58	17,353	0.00 to 0.00	2.11	3.40 to 3.40
	2016	857	20.87 to 20.87	17,879	0.00 to 0.00	1.93	2.74 to 2.74
	2015	960	20.31 to 20.31	19,495	0.00 to 0.00	2.31	0.31 to 0.31
	2014	66	20.25 to 20.25	1,334	0.00 to 0.00	3.07	5.93 to 5.93
	2013	69	19.11 to 19.11	1,314	0.00 to 0.00	1.95	-2.15 to -2.15

Core Bond Trust Series NAV	2017	3,874	17.35 to 17.35	67,203	0.00 to 0.00	2.24	3.47 to 0.84
	2016	3,635	16.76 to 16.76	60,928	0.00 to 0.00	2.10	2.73 to 2.73
	2015	3,255	16.32 to 16.32	53,124	0.00 to 0.00	2.28	0.36 to 0.36
	2014	397	16.26 to 16.26	6,459	0.00 to 0.00	3.62	6.01 to 2.87
	2013	260	15.34 to 15.34	3,988	0.00 to 0.00	2.81	-2.12 to -2.12

Emerging Markets Value Trust Series I	2017	348	17.87 to 17.87	6,225	0.00 to 0.00	2.15	32.69 to 32.69
	2016	202	13.47 to 13.47	2,721	0.00 to 0.00	2.16	18.00 to 18.00
	2015	189	11.41 to 11.41	2,155	0.00 to 0.00	2.03	-19.07 to -19.07
	2014	198	14.10 to 14.10	2,786	0.00 to 0.00	1.86	-5.50 to -5.50
	2013	230	14.93 to 14.93	3,435	0.00 to 0.00	1.24	-3.22 to -3.22

Emerging Markets Value Trust Series NAV	2017	4,325	14.36 to 14.36	62,118	0.00 to 0.00	2.07	32.67 to 13.66
	2016	2,747	10.83 to 10.83	29,733	0.00 to 0.00	2.26	18.09 to 18.09
	2015	2,481	9.17 to 9.17	22,747	0.00 to 0.00	2.19	-19.05 to -19.05
	2014	2,052	11.32 to 11.32	23,237	0.00 to 0.00	2.00	-5.37 to -7.51
	2013	1,849	11.97 to 11.97	22,122	0.00 to 0.00	1.52	-3.18 to -3.18

Equity Income Trust Series I	2017	733	59.29 to 59.29	43,432	0.00 to 0.00	2.26	16.29 to 16.29
	2016	794	50.99 to 50.99	40,460	0.00 to 0.00	2.21	19.13 to 19.13
	2015	892	42.80 to 42.80	38,190	0.00 to 0.00	1.89	-6.75 to -6.75
	2014	990	45.90 to 45.90	45,429	0.00 to 0.00	1.82	7.47 to 7.47
	2013	1,079	42.71 to 42.71	46,083	0.00 to 0.00	1.85	30.05 to 30.05

Equity Income Trust Series NAV	2017	1,270	59.30 to 59.30	75,291	0.00 to 0.00	2.32	16.28 to 9.05
	2016	1,360	51.00 to 51.00	69,339	0.00 to 0.00	2.35	19.18 to 19.18
	2015	1,416	42.79 to 42.79	60,573	0.00 to 0.00	1.99	-6.66 to -6.66
	2014	1,475	45.85 to 45.85	67,616	0.00 to 0.00	1.93	7.55 to 4.38
	2013	1,438	42.63 to 42.63	61,302	0.00 to 0.00	2.08	30.05 to 30.05

Financial Industries Trust Series I	2017	108	31.69 to 31.69	3,411	0.00 to 0.00	1.12	15.29 to 15.29
	2016	163	27.49 to 27.49	4,468	0.00 to 0.00	1.40	19.37 to 19.37
	2015	115	23.03 to 23.03	2,647	0.00 to 0.00	0.99	-2.65 to -2.65
	2014	119	23.65 to 23.65	2,807	0.00 to 0.00	0.73	8.65 to 8.65
	2013	102	21.77 to 21.77	2,218	0.00 to 0.00	0.48	30.75 to 30.75

Financial Industries Trust Series NAV	2017	312	38.19 to 38.19	11,918	0.00 to 0.00	1.31	15.29 to 9.22
	2016	300	33.13 to 33.13	9,927	0.00 to 0.00	1.56	19.47 to 19.47
	2015	275	27.73 to 27.73	7,636	0.00 to 0.00	1.15	-2.58 to -2.58
	2014	218	28.46 to 28.46	6,196	0.00 to 0.00	0.80	8.64 to 6.56
	2013	181	26.20 to 26.20	4,736	0.00 to 0.00	0.69	30.86 to 30.86

Fundamental All Cap Core Trust Series I	2017	27	52.48 to 52.48	1,407	0.00 to 0.00	0.75	27.70 to 27.70
	2016	26	41.10 to 41.10	1,085	0.00 to 0.00	0.59	8.34 to 8.34
	2015	27	37.93 to 37.93	1,011	0.00 to 0.00	0.00	4.01 to 4.01
	2014	25	36.47 to 36.47	896	0.00 to 0.00	0.33	9.75 to 9.75
	2013	51	33.23 to 33.23	1,694	0.00 to 0.00	1.03	35.88 to 35.88

Fundamental All Cap Core Trust Series NAV	2017	618	31.22 to 31.22	19,288	0.00 to 0.00	0.81	27.77 to 14.16
	2016	599	24.44 to 24.44	14,635	0.00 to 0.00	0.70	8.40 to 8.40

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest(a)	Assets (000s)	Expense Ratio Highest to Lowest(b)	Investment Income Ratio(c)	Total Return Highest to Lowest(d)
Fundamental All Cap Core Trust Series NAV	2015		583	$22.55 to $22.55	$13,149	0.00% to 0.00%	0.00	4.09% to 4.09%
	2014		561	21.66 to 21.66	12,145	0.00 to 0.00	0.46	11.86 to 9.81
	2013		634	19.73 to 19.73	12,510	0.00 to 0.00	1.00	35.87 to 35.87

Fundamental Large Cap Value Trust Series I	2017		1,021	36.28 to 36.28	37,050	0.00 to 0.00	1.60	17.43 to 17.43
	2016		1,166	30.90 to 30.90	36,042	0.00 to 0.00	2.24	10.17 to 10.17
	2015		1,291	28.05 to 28.05	36,204	0.00 to 0.00	0.99	-1.11 to -1.11
	2014		1,394	28.36 to 28.36	39,538	0.00 to 0.00	1.95	10.61 to 10.61
	2013		235	25.64 to 25.64	6,034	0.00 to 0.00	1.03	32.41 to 32.41

Fundamental Large Cap Value Trust Series NAV	2017		1,874	25.59 to 25.59	47,967	0.00 to 0.00	1.72	17.54 to 9.65
	2016		1,861	21.77 to 21.77	40,527	0.00 to 0.00	2.31	10.21 to 10.21
	2015		1,887	19.75 to 19.75	37,270	0.00 to 0.00	1.11	-1.06 to -1.06
	2014		1,692	19.96 to 19.96	33,776	0.00 to 0.00	1.11	10.66 to 7.82
	2013		837	18.04 to 18.04	15,103	0.00 to 0.00	1.23	32.46 to 32.46

Global Bond Trust Series I	2017		148	33.20 to 33.20	4,904	0.00 to 0.00	2.21	8.75 to 8.75
	2016		169	30.53 to 30.53	5,168	0.00 to 0.00	0.00	3.05 to 3.05
	2015		178	29.63 to 29.63	5,266	0.00 to 0.00	2.49	-3.50 to -3.50
	2014		197	30.70 to 30.70	6,058	0.00 to 0.00	0.90	2.28 to 2.28
	2013		220	30.02 to 30.02	6,602	0.00 to 0.00	0.46	-5.42 to -5.42

Global Bond Trust Series NAV	2017		864	33.33 to 33.33	28,800	0.00 to 0.00	2.38	8.71 to 3.58
	2016		874	30.66 to 30.66	26,791	0.00 to 0.00	0.00	3.15 to 3.15
	2015		777	29.73 to 29.73	23,090	0.00 to 0.00	2.63	-3.51 to -3.51
	2014		754	30.81 to 30.81	23,227	0.00 to 0.00	1.00	2.42 to -1.88
	2013		753	30.08 to 30.08	22,656	0.00 to 0.00	0.50	-5.54 to -5.54

Global Trust Series I	2017		313	38.86 to 38.86	12,176	0.00 to 0.00	1.91	18.88 to 18.88
	2016		335	32.69 to 32.69	10,956	0.00 to 0.00	4.53	9.46 to 9.46
	2015		364	29.86 to 29.86	10,859	0.00 to 0.00	1.87	-6.42 to -6.42
	2014		413	31.91 to 31.91	13,193	0.00 to 0.00	3.12	-2.60 to -2.60
	2013		218	32.76 to 32.76	7,141	0.00 to 0.00	1.52	31.09 to 31.09

Global Trust Series NAV	2017		1,515	21.04 to 21.04	31,879	0.00 to 0.00	1.96	18.90 to 7.34
	2016		1,558	17.70 to 17.70	27,563	0.00 to 0.00	4.64	9.46 to 9.46
	2015		1,602	16.17 to 16.17	25,903	0.00 to 0.00	2.01	-6.33 to -6.33
	2014		1,728	17.26 to 17.26	29,822	0.00 to 0.00	6.16	-2.51 to -6.31
	2013		290	17.70 to 17.70	5,130	0.00 to 0.00	1.59	31.04 to 31.04

Health Sciences Trust Series I	2017		156	88.73 to 88.73	13,855	0.00 to 0.00	0.00	27.51 to 27.51
	2016		139	69.59 to 69.59	9,670	0.00 to 0.00	0.06	-10.57 to -10.57
	2015		163	77.81 to 77.81	12,695	0.00 to 0.00	0.00	12.69 to 12.69
	2014		215	69.05 to 69.05	14,819	0.00 to 0.00	0.00	31.83 to 31.83
	2013		213	52.38 to 52.38	11,156	0.00 to 0.00	0.00	51.07 to 51.07

Health Sciences Trust Series NAV	2017		607	69.27 to 69.27	42,047	0.00 to 0.00	0.00	27.61 to 8.33
	2016		636	54.28 to 54.28	34,511	0.00 to 0.00	0.11	-10.54 to -10.54
	2015		635	60.67 to 60.67	38,510	0.00 to 0.00	0.00	12.76 to 12.76
	2014		556	53.81 to 53.81	29,900	0.00 to 0.00	0.00	31.85 to 25.97
	2013		484	40.81 to 40.81	19,734	0.00 to 0.00	0.00	51.24 to 51.24

High Yield Trust Series I	2017		366	36.68 to 36.68	13,429	0.00 to 0.00	5.49	7.50 to 7.50
	2016		376	34.12 to 34.12	12,841	0.00 to 0.00	6.98	16.26 to 16.26
	2015		402	29.35 to 29.35	11,811	0.00 to 0.00	7.29	-8.32 to -8.32
	2014		440	32.01 to 32.01	14,093	0.00 to 0.00	6.55	0.11 to 0.11
	2013		471	31.97 to 31.97	15,052	0.00 to 0.00	6.56	8.52 to 8.52

High Yield Trust Series NAV	2017		1,313	24.25 to 24.25	31,838	0.00 to 0.00	5.67	7.46 to 2.50
	2016		1,277	22.57 to 22.57	28,818	0.00 to 0.00	7.22	16.56 to 16.56
	2015		1,253	19.36 to 19.36	24,252	0.00 to 0.00	7.70	-8.38 to -8.38
	2014		1,232	21.14 to 21.14	26,044	0.00 to 0.00	6.90	0.00 to -3.67
	2013		1,109	21.14 to 21.14	23,434	0.00 to 0.00	6.84	8.68 to 8.68

International Equity Index Series I	2017	(g)	1,025	14.49 to 14.49	14,855	0.00 to 0.00	2.23	27.30 to 27.30
	2016		983	11.39 to 11.39	11,186	0.00 to 0.00	2.65	4.45 to 4.45
	2015		1,053	10.90 to 10.90	11,479	0.00 to 0.00	2.36	-5.91 to -5.91
	2014		1,081	11.58 to 11.58	12,520	0.00 to 0.00	3.02	-4.61 to -4.61
	2013		1,158	12.14 to 12.14	14,066	0.00 to 0.00	2.39	14.56 to 14.56

International Equity Index Series NAV	2017	(h)	1,283	56.94 to 56.94	73,049	0.00 to 0.00	2.33	27.45 to 10.35
	2016		1,121	44.68 to 44.68	50,084	0.00 to 0.00	2.77	4.43 to 4.43
	2015		1,034	42.78 to 42.78	44,230	0.00 to 0.00	2.59	-5.80 to -5.80
	2014		865	45.42 to 45.42	39,290	0.00 to 0.00	3.28	-4.57 to -7.23
	2013		750	47.59 to 47.59	35,683	0.00 to 0.00	2.68	14.54 to 14.54

International Growth Stock Trust Series I	2017		200	14.60 to 14.60	2,917	0.00 to 0.00	1.42	21.86 to 21.86
	2016		194	11.98 to 11.98	2,326	0.00 to 0.00	1.82	-1.31 to -1.31
	2015		135	12.14 to 12.14	1,644	0.00 to 0.00	1.62	-2.27 to -2.27
	2014		152	12.42 to 12.42	1,892	0.00 to 0.00	1.77	0.20 to 0.20
	2013		190	12.40 to 12.40	2,353	0.00 to 0.00	1.23	19.10 to 19.10

International Growth Stock Trust Series NAV	2017		1,238	14.64 to 14.64	18,120	0.00 to 0.00	1.48	21.90 to 6.70
	2016		1,173	12.01 to 12.01	14,093	0.00 to 0.00	1.95	-1.19 to -1.19

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest(a)	Assets (000s)	Expense Ratio Highest to Lowest(b)	Investment Income Ratio(c)	Total Return Highest to Lowest(d)
International Growth Stock Trust Series NAV	2015		820	$12.16 to $12.16	$9,961	0.00% to 0.00%	1.86%	-2.23% to -2.23%
	2014		656	12.43 to 12.43	8,153	0.00 to 0.00	1.93	0.19 to -2.81
	2013		594	12.41 to 12.41	7,373	0.00 to 0.00	1.26	19.18 to 19.18

International Small Company Trust Series I	2017		457	20.50 to 20.50	9,371	0.00 to 0.00	1.48	29.45 to 29.45
	2016		373	15.83 to 15.83	5,904	0.00 to 0.00	2.13	4.90 to 4.90
	2015		391	15.09 to 15.09	5,896	0.00 to 0.00	1.69	6.54 to 6.54
	2014		427	14.17 to 14.17	6,043	0.00 to 0.00	1.26	-6.89 to -6.89
	2013		526	15.22 to 15.22	8,002	0.00 to 0.00	2.07	26.34 to 26.34

International Small Company Trust Series NAV	2017		1,417	20.59 to 20.59	29,174	0.00 to 0.00	1.52	29.59 to 11.75
	2016		1,306	15.89 to 15.89	20,743	0.00 to 0.00	2.04	4.95 to 4.95
	2015		1,282	15.14 to 15.14	19,406	0.00 to 0.00	1.97	6.68 to 6.68
	2014		878	14.19 to 14.19	12,457	0.00 to 0.00	1.50	-6.85 to -10.48
	2013		709	15.23 to 15.23	10,807	0.00 to 0.00	2.05	26.30 to 26.30

International Value Trust Series I	2017		866	29.03 to 29.03	25,121	0.00 to 0.00	1.77	17.14 to 17.14
	2016		1,005	24.78 to 24.78	24,904	0.00 to 0.00	3.47	12.24 to 12.24
	2015		535	22.08 to 22.08	11,804	0.00 to 0.00	1.79	-7.81 to -7.81
	2014		623	23.95 to 23.95	14,924	0.00 to 0.00	2.80	-12.51 to -12.51
	2013		648	27.37 to 27.37	17,721	0.00 to 0.00	1.71	26.15 to 26.15

International Value Trust Series NAV	2017		2,312	18.75 to 18.75	43,337	0.00 to 0.00	1.94	17.25 to 5.47
	2016		2,242	15.99 to 15.99	35,853	0.00 to 0.00	3.12	12.20 to 12.20
	2015		1,336	14.25 to 14.25	19,037	0.00 to 0.00	1.96	-7.72 to -7.72
	2014		1,399	15.44 to 15.44	21,595	0.00 to 0.00	3.03	-12.47 to -14.40
	2013		1,144	17.64 to 17.64	20,190	0.00 to 0.00	1.96	26.21 to 26.21

Investment Quality Bond Trust Series I	2017		280	36.65 to 36.65	10,249	0.00 to 0.00	2.62	4.61 to 4.61
	2016		297	35.03 to 35.03	10,410	0.00 to 0.00	2.27	4.29 to 4.29
	2015		321	33.59 to 33.59	10,794	0.00 to 0.00	1.82	-0.82 to -0.82
	2014		361	33.87 to 33.87	12,238	0.00 to 0.00	2.96	5.48 to 5.48
	2013		396	32.11 to 32.11	12,718	0.00 to 0.00	3.68	-1.92 to -1.92

Investment Quality Bond Trust Series NAV	2017		967	17.32 to 17.32	16,752	0.00 to 0.00	2.90	4.67 to 1.34
	2016		763	16.55 to 16.55	12,629	0.00 to 0.00	2.51	4.26 to 4.26
	2015		674	15.87 to 15.87	10,698	0.00 to 0.00	1.99	-0.68 to -0.68
	2014		534	15.98 to 15.98	8,529	0.00 to 0.00	3.30	5.54 to 2.04
	2013		467	15.14 to 15.14	7,074	0.00 to 0.00	3.98	-1.88 to -1.88

Lifestyle Aggressive Portfolio Series NAV	2017	(k)	455	14.20 to 14.20	6,467	0.00 to 0.00	2.07	21.85 to 21.85
	2016		196	11.65 to 11.65	2,279	0.00 to 0.00	2.87	9.59 to 9.59
	2015		80	10.63 to 10.63	853	0.00 to 0.00	2.03	-1.51 to -1.51
	2014		48	10.80 to 10.80	523	0.00 to 0.00	5.68	5.46 to 5.46

Lifestyle Balanced Portfolio Series NAV	2017	(n)	5,051	12.80 to 12.80	64,648	0.00 to 0.00	2.54	12.38 to 4.70
	2016		4,011	11.39 to 11.39	45,689	0.00 to 0.00	2.94	6.17 to 6.17
	2015		2,450	10.73 to 10.73	26,281	0.00 to 0.00	3.78	0.10 to 0.10
	2014		961	10.72 to 10.72	10,303	0.00 to 0.00	8.80	5.94 to 5.94

Lifestyle Conservative Portfolio Series NAV	2017	(q)	304	11.85 to 11.85	3,601	0.00 to 0.00	2.85	7.01 to 2.40
	2016		258	11.07 to 11.07	2,857	0.00 to 0.00	5.16	4.36 to 4.36
	2015		58	10.61 to 10.61	618	0.00 to 0.00	3.23	0.22 to 0.22
	2014		18	10.59 to 10.59	191	0.00 to 0.00	8.91	5.67 to 5.67

Lifestyle Growth Portfolio Series I	2017	(t)	133	11.85 to 11.85	1,580	0.00 to 0.00	4.18	16.14 to 16.14
	2016	(z)	49	10.20 to 10.20	501	0.00 to 0.00	9.77	1.99 to 1.99

Lifestyle Growth Portfolio Series NAV	2017	(u)	23,203	13.46 to 13.46	312,362	0.00 to 0.00	3.90	16.20 to 6.72
	2016		8,684	11.59 to 11.59	100,607	0.00 to 0.00	3.93	7.22 to 1.99
	2015		2,723	10.81 to 10.81	29,423	0.00 to 0.00	3.36	0.00 to 0.00
	2014		1,093	10.81 to 10.81	11,808	0.00 to 0.00	7.60	6.23 to 6.23

Lifestyle Moderate Portfolio Series NAV	2017	(x)	1,505	12.48 to 12.48	18,784	0.00 to 0.00	2.71	10.56 to 3.93
	2016		1,181	11.29 to 11.29	13,334	0.00 to 0.00	3.26	5.54 to 5.54
	2015		673	10.69 to 10.69	7,196	0.00 to 0.00	3.93	0.14 to 0.14
	2014		269	10.68 to 10.68	2,874	0.00 to 0.00	8.70	5.88 to 5.88
	2013		3	10.08 to 10.08	28	0.00 to 0.00	0.00	0.84 to 0.84

M Capital Appreciation(e)	2017		141	114.51 to 114.51	16,198	0.00 to 0.00	0.00	19.02 to 19.02
	2016		151	96.21 to 96.21	14,508	0.00 to 0.00	0.00	21.06 to 21.06
	2015		151	79.47 to 79.47	11,986	0.00 to 0.00	0.00	-6.58 to -6.58
	2014		128	85.07 to 85.07	10,873	0.00 to 0.00	0.00	12.42 to 9.01
	2013		123	75.67 to 75.67	9,332	0.00 to 0.00	0.00	39.20 to 39.20

M International Equity(e)	2017		371	39.36 to 39.36	14,614	0.00 to 0.00	1.70	24.05 to 5.64
	2016		368	31.73 to 31.73	11,682	0.00 to 0.00	1.14	-0.05 to -0.05
	2015		409	31.74 to 31.74	12,973	0.00 to 0.00	1.90	-3.94 to -3.94
	2014		328	33.05 to 33.05	10,847	0.00 to 0.00	2.37	-7.06 to -10.07
	2013		298	35.56 to 35.56	10,597	0.00 to 0.00	2.57	16.32 to 16.32

M Large Cap Growth(e)	2017		218	73.41 to 73.41	15,980	0.00 to 0.00	0.00	38.97 to 38.97
	2016		237	52.82 to 52.82	12,511	0.00 to 0.00	0.00	-2.32 to -2.32
	2015		243	54.08 to 54.08	13,154	0.00 to 0.00	0.03	7.70 to 7.70

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest(a)	Assets (000s)	Expense Ratio Highest to Lowest(b)	Investment Income Ratio(c)	Total Return Highest to Lowest(d)
M Large Cap Growth(e)	2014		250	$50.21 to $50.21	$12,528	0.00% to 0.00%	0.04%	12.53% to 10.21%
	2013		235	45.56 to 45.56	10,727	0.00 to 0.00	0.59	36.15 to 36.15

M Large Cap Value(e)	2017		456	29.87 to 29.87	13,609	0.00 to 0.00	1.52	14.99 to 14.99
	2016		451	25.98 to 25.98	11,704	0.00 to 0.00	2.03	9.64 to 9.64
	2015		423	23.69 to 23.69	10,016	0.00 to 0.00	1.37	-0.66 to -0.66
	2014		396	23.85 to 23.85	9,439	0.00 to 0.00	1.26	9.68 to 5.84
	2013		354	21.75 to 21.75	7,698	0.00 to 0.00	2.84	34.22 to 34.22

Managed Volatility Aggressive Portfolio Series I	2017	(i)	390	36.73 to 36.73	14,339	0.00 to 0.00	1.70	22.82 to 22.82
	2016		451	29.91 to 29.91	13,493	0.00 to 0.00	1.67	1.95 to 1.95
	2015		487	29.33 to 29.33	14,299	0.00 to 0.00	1.95	-5.85 to -5.85
	2014		529	31.15 to 31.15	16,492	0.00 to 0.00	2.53	1.40 to 1.40
	2013		754	30.72 to 30.72	23,176	0.00 to 0.00	2.98	26.72 to 26.72

Managed Volatility Aggressive Portfolio Series NAV	2017	(j)	8,724	22.03 to 22.03	192,188	0.00 to 0.00	1.83	22.88 to 9.63
	2016		9,109	17.93 to 17.93	163,300	0.00 to 0.00	1.71	1.89 to 1.89
	2015		9,422	17.59 to 17.59	165,762	0.00 to 0.00	2.05	-5.79 to -5.79
	2014		9,406	18.67 to 18.67	175,656	0.00 to 0.00	2.92	1.54 to 0.53
	2013		9,085	18.39 to 18.39	167,093	0.00 to 0.00	2.60	26.77 to 26.77

Managed Volatility Balanced Portfolio Series I	2017	(l)	1,500	41.33 to 41.33	62,006	0.00 to 0.00	2.26	14.13 to 14.13
	2016		1,543	36.21 to 36.21	55,881	0.00 to 0.00	2.05	4.79 to 4.79
	2015		1,693	34.55 to 34.55	58,486	0.00 to 0.00	2.35	-2.25 to -2.25
	2014		1,838	35.35 to 35.35	64,961	0.00 to 0.00	2.83	4.29 to 4.29
	2013		1,952	33.89 to 33.89	66,175	0.00 to 0.00	2.81	12.78 to 12.78

Managed Volatility Balanced Portfolio Series NAV	2017	(m)	21,747	20.58 to 20.58	447,517	0.00 to 0.00	2.28	14.15 to 5.83
	2016		22,207	18.02 to 18.02	400,325	0.00 to 0.00	2.20	4.91 to 4.91
	2015		22,063	17.18 to 17.18	379,093	0.00 to 0.00	2.52	-2.20 to -2.20
	2014		21,988	17.57 to 17.57	386,294	0.00 to 0.00	3.02	4.25 to 1.81
	2013		20,832	16.85 to 16.85	351,050	0.00 to 0.00	3.11	12.89 to 12.89

Managed Volatility Conservative Portfolio Series I	2017	(o)	84	39.56 to 39.56	3,314	0.00 to 0.00	2.44	7.82 to 7.82
	2016		90	36.69 to 36.69	3,292	0.00 to 0.00	2.24	4.58 to 4.58
	2015		109	35.09 to 35.09	3,825	0.00 to 0.00	2.55	0.05 to 0.05
	2014		119	35.07 to 35.07	4,177	0.00 to 0.00	2.56	5.02 to 5.02
	2013		150	33.39 to 33.39	5,019	0.00 to 0.00	2.92	3.87 to 3.87

Managed Volatility Conservative Portfolio Series NAV	2017	(p)	1,904	18.54 to 18.54	35,299	0.00 to 0.00	2.57	7.94 to 2.95
	2016		1,978	17.17 to 17.17	33,973	0.00 to 0.00	2.41	4.53 to 4.53
	2015		1,979	16.43 to 16.43	32,516	0.00 to 0.00	2.57	0.18 to 0.18
	2014		2,049	16.40 to 16.40	33,614	0.00 to 0.00	3.02	4.98 to 2.14
	2013		1,857	15.62 to 15.62	29,023	0.00 to 0.00	3.47	3.99 to 3.99

Managed Volatility Growth Portfolio Series I	2017	(r)	1,865	39.32 to 39.32	73,320	0.00 to 0.00	1.96	18.58 to 18.58
	2016		2,108	33.16 to 33.16	69,872	0.00 to 0.00	1.82	3.34 to 3.34
	2015		2,344	32.08 to 32.08	75,182	0.00 to 0.00	2.08	-4.53 to -4.53
	2014		2,599	33.61 to 33.61	87,346	0.00 to 0.00	2.68	2.16 to 2.16
	2013		2,937	32.90 to 32.90	96,619	0.00 to 0.00	2.43	19.34 to 19.34

Managed Volatility Growth Portfolio Series NAV	2017	(s)	30,337	21.11 to 21.11	640,384	0.00 to 0.00	2.10	18.71 to 7.84
	2016		30,781	17.78 to 17.78	547,356	0.00 to 0.00	1.95	3.38 to 3.38
	2015		31,216	17.20 to 17.20	536,932	0.00 to 0.00	2.30	-4.55 to -4.55
	2014		30,578	18.02 to 18.02	551,018	0.00 to 0.00	2.94	2.28 to 0.59
	2013		28,942	17.62 to 17.62	509,912	0.00 to 0.00	2.72	19.38 to 19.38

Managed Volatility Moderate Portfolio Series I	2017	(v)	342	41.91 to 41.91	14,344	0.00 to 0.00	2.30	11.88 to 11.88
	2016		364	37.46 to 37.46	13,629	0.00 to 0.00	2.13	5.30 to 5.30
	2015		380	35.58 to 35.58	13,519	0.00 to 0.00	2.40	-0.91 to -0.91
	2014		428	35.90 to 35.90	15,384	0.00 to 0.00	2.60	4.94 to 4.94
	2013		511	34.21 to 34.21	17,487	0.00 to 0.00	2.97	10.22 to 10.22

Managed Volatility Moderate Portfolio Series NAV	2017	(w)	5,140	20.19 to 20.19	103,792	0.00 to 0.00	2.62	12.02 to 4.82
	2016		4,728	18.03 to 18.03	85,239	0.00 to 0.00	2.23	5.25 to 5.25
	2015		4,737	17.13 to 17.13	81,140	0.00 to 0.00	2.61	-0.86 to -0.86
	2014		4,639	17.27 to 17.27	80,144	0.00 to 0.00	3.06	4.99 to 2.38
	2013		4,291	16.45 to 16.45	70,619	0.00 to 0.00	3.23	10.26 to 10.26

Mid Cap Index Trust Series I	2017		517	57.02 to 57.02	29,470	0.00 to 0.00	0.59	15.81 to 15.81
	2016		322	49.24 to 49.24	15,865	0.00 to 0.00	1.16	20.11 to 20.11
	2015		315	40.99 to 40.99	12,931	0.00 to 0.00	1.00	-2.60 to -2.60
	2014		343	42.08 to 42.08	14,446	0.00 to 0.00	0.96	9.35 to 9.35
	2013		399	38.49 to 38.49	15,339	0.00 to 0.00	1.07	33.03 to 33.03

Mid Cap Index Trust Series NAV	2017		1,805	37.45 to 37.45	67,589	0.00 to 0.00	0.60	15.86 to 8.44
	2016		1,331	32.32 to 32.32	43,027	0.00 to 0.00	1.33	20.17 to 20.17
	2015		1,180	26.89 to 26.89	31,748	0.00 to 0.00	1.10	-2.54 to -2.54
	2014		1,111	27.60 to 27.60	30,659	0.00 to 0.00	1.10	9.40 to 6.47
	2013		955	25.23 to 25.23	24,098	0.00 to 0.00	1.23	33.09 to 33.09

Mid Cap Stock Trust Series I	2017		476	45.10 to 45.10	21,464	0.00 to 0.00	0.00	28.54 to 28.54
	2016		522	35.09 to 35.09	18,317	0.00 to 0.00	0.00	0.59 to 0.59
	2015		578	34.88 to 34.88	20,174	0.00 to 0.00	0.00	3.00 to 3.00

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest(a)	Assets (000s)	Expense Ratio Highest to Lowest(b)	Investment Income Ratio(c)	Total Return Highest to Lowest(d)
Mid Cap Stock Trust Series I	2014		644	$33.87 to $33.87	$21,808	0.00% to 0.00%	0.10%	8.02% to 8.02%
	2013		667	31.35 to 31.35	20,921	0.00 to 0.00	0.04	36.82 to 36.82

Mid Cap Stock Trust Series NAV	2017		314	98.30 to 98.30	30,903	0.00 to 0.00	0.00	28.66 to 8.17
	2016		321	76.41 to 76.41	24,502	0.00 to 0.00	0.00	0.58 to 0.58
	2015		347	75.96 to 75.96	26,363	0.00 to 0.00	0.00	3.04 to 3.04
	2014		317	73.72 to 73.72	23,349	0.00 to 0.00	0.15	9.25 to 8.11
	2013		279	68.19 to 68.19	18,991	0.00 to 0.00	0.07	36.84 to 36.84

Mid Value Trust Series I	2017		389	34.67 to 34.67	13,495	0.00 to 0.00	0.97	11.43 to 11.43
	2016		453	31.12 to 31.12	14,082	0.00 to 0.00	1.14	24.02 to 24.02
	2015		482	25.09 to 25.09	12,092	0.00 to 0.00	1.11	-3.43 to -3.43
	2014		521	25.98 to 25.98	13,539	0.00 to 0.00	0.72	10.60 to 10.60
	2013		553	23.49 to 23.49	12,998	0.00 to 0.00	1.04	31.39 to 31.39

Mid Value Trust Series NAV	2017		542	53.32 to 53.32	28,889	0.00 to 0.00	1.06	11.46 to 8.00
	2016		560	47.84 to 47.84	26,795	0.00 to 0.00	1.29	24.09 to 24.09
	2015		479	38.55 to 38.55	18,472	0.00 to 0.00	1.18	-3.41 to -3.41
	2014		491	39.91 to 39.91	19,602	0.00 to 0.00	0.82	10.70 to 4.90
	2013		455	36.05 to 36.05	16,387	0.00 to 0.00	1.09	31.47 to 31.47

Money Market Trust Series I	2017		1,046	24.83 to 24.83	25,942	0.00 to 0.00	0.58	0.59 to 0.59
	2016		1,421	24.69 to 24.69	35,040	0.00 to 0.00	0.07	0.08 to 0.08
	2015		1,474	24.66 to 24.66	36,327	0.00 to 0.00	0.00	0.00 to 0.00
	2014		1,384	24.66 to 24.66	34,120	0.00 to 0.00	0.00	0.00 to 0.00
	2013		1,712	24.66 to 24.66	42,210	0.00 to 0.00	0.00	0.01 to 0.01

Money-Market Trust Series NAV	2017		9,104	10.07 to 10.07	91,727	0.00 to 0.00	0.63	0.61 to 0.42
	2016	(e)	11,007	10.00 to 10.00	110,182	0.00 to 0.00	0.16	0.05 to 0.05

PIMCO All Asset (e)	2017		1,614	25.85 to 18.31	30,167	0.00 to 0.00	4.49	13.19 to 6.12
	2016		1,370	22.84 to 16.18	22,914	0.00 to 0.00	2.31	12.59 to 12.59
	2015		1,439	20.28 to 14.37	21,371	0.00 to 0.00	3.01	-9.31 to -9.32
	2014		1,461	22.37 to 15.84	24,126	0.00 to 0.00	4.55	0.24 to -3.88
	2013		1,894	22.31 to 15.81	31,105	0.00 to 0.00	4.52	-0.10 to -0.10

Real Estate Securities Trust Series I	2017		138	193.71 to 193.71	26,664	0.00 to 0.00	0.52	6.24 to 6.24
	2016		152	182.34 to 182.34	27,761	0.00 to 0.00	3.34	6.92 to 6.92
	2015		173	170.54 to 170.54	29,578	0.00 to 0.00	1.85	2.68 to 2.68
	2014		191	166.10 to 166.10	31,721	0.00 to 0.00	1.63	31.73 to 31.73
	2013		198	126.09 to 126.09	24,973	0.00 to 0.00	1.84	-0.10 to -0.10

Real Estate Securities Trust Series NAV	2017		327	162.30 to 162.30	53,030	0.00 to 0.00	0.57	6.26 to 1.60
	2016		347	152.74 to 152.74	53,069	0.00 to 0.00	3.56	6.96 to 6.96
	2015		332	142.80 to 142.80	47,368	0.00 to 0.00	2.05	2.80 to 2.80
	2014		283	138.91 to 138.91	39,373	0.00 to 0.00	1.81	31.75 to 13.03
	2013		236	105.43 to 105.43	24,887	0.00 to 0.00	2.07	-0.05 to -0.05

Science & Technology Trust Series I	2017		469	55.32 to 55.32	25,957	0.00 to 0.00	0.05	41.13 to 41.13
	2016		431	39.20 to 39.20	16,892	0.00 to 0.00	0.00	8.39 to 8.39
	2015		547	36.16 to 36.16	19,781	0.00 to 0.00	0.00	6.69 to 6.69
	2014		557	33.90 to 33.90	18,893	0.00 to 0.00	0.00	12.89 to 12.89
	2013		576	30.02 to 30.02	17,289	0.00 to 0.00	0.00	43.53 to 43.53

Science & Technology Trust Series NAV	2017		646	43.91 to 43.91	28,380	0.00 to 0.00	0.09	41.21 to 14.63
	2016		631	31.10 to 31.10	19,631	0.00 to 0.00	0.00	8.41 to 8.41
	2015		631	28.68 to 28.68	18,095	0.00 to 0.00	0.00	6.78 to 6.78
	2014		486	26.86 to 26.86	13,046	0.00 to 0.00	0.00	14.24 to 12.95
	2013		387	23.78 to 23.78	9,206	0.00 to 0.00	0.00	43.55 to 43.55

Short Term Government Income Trust Series I	2017		577	10.81 to 10.81	6,242	0.00 to 0.00	1.41	0.57 to 0.57
	2016		541	10.75 to 10.75	5,814	0.00 to 0.00	1.69	0.57 to 0.57
	2015		576	10.69 to 10.69	6,161	0.00 to 0.00	1.78	0.65 to 0.65
	2014		592	10.62 to 10.62	6,284	0.00 to 0.00	1.82	1.15 to 1.15
	2013		775	10.50 to 10.50	8,144	0.00 to 0.00	1.94	-0.86 to -0.86

Short Term Government Income Trust Series NAV	2017		1,796	10.86 to 10.86	19,499	0.00 to 0.00	1.48	0.62 to -0.20
	2016		1,541	10.79 to 10.79	16,626	0.00 to 0.00	1.83	0.63 to 0.63
	2015		1,256	10.72 to 10.72	13,465	0.00 to 0.00	1.87	0.69 to 0.69
	2014		1,114	10.65 to 10.65	11,869	0.00 to 0.00	2.00	1.19 to 0.39
	2013		1,140	10.52 to 10.52	11,994	0.00 to 0.00	2.11	-0.74 to -0.74

Small Cap Growth Trust Series I	2017		74	32.59 to 32.59	2,426	0.00 to 0.00	0.00	26.46 to 26.46
	2016		85	25.77 to 25.77	2,196	0.00 to 0.00	0.00	2.29 to 2.29
	2015		103	25.19 to 25.19	2,583	0.00 to 0.00	0.00	-8.85 to -8.85
	2014		94	27.64 to 27.64	2,586	0.00 to 0.00	0.00	7.57 to 7.57
	2013		101	25.69 to 25.69	2,592	0.00 to 0.00	0.00	44.08 to 44.08

Small Cap Growth Trust Series NAV	2017		600	38.74 to 38.74	23,254	0.00 to 0.00	0.00	26.70 to 10.81
	2016		565	30.58 to 30.58	17,276	0.00 to 0.00	0.00	2.27 to 2.27
	2015		558	29.90 to 29.90	16,691	0.00 to 0.00	0.00	-8.78 to -8.78
	2014		510	32.78 to 32.78	16,723	0.00 to 0.00	0.00	11.05 to 7.60
	2013		481	30.46 to 30.46	14,645	0.00 to 0.00	0.00	44.22 to 44.22

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest(a)	Assets (000s)	Expense Ratio Highest to Lowest(b)	Investment Income Ratio(c)	Total Return Highest to Lowest(d)

Small Cap Index Trust Series I	2017		257	$42.95 to $42.95	$11,035	0.00% to 0.00%	0.45%	14.39% to 14.39%
	2016		256	37.55 to 37.55	9,614	0.00 to 0.00	1.15	20.98 to 20.98
	2015		267	31.04 to 31.04	8,282	0.00 to 0.00	1.00	-4.58 to -4.58
	2014		291	32.52 to 32.52	9,477	0.00 to 0.00	0.92	4.59 to 4.59
	2013		308	31.10 to 31.10	9,568	0.00 to 0.00	1.43	38.61 to 38.61

Small Cap Index Trust Series NAV	2017		1,034	34.30 to 34.30	35,452	0.00 to 0.00	0.51	14.43 to 8.89
	2016		956	29.98 to 29.98	28,653	0.00 to 0.00	1.27	21.02 to 21.02
	2015		849	24.77 to 24.77	21,017	0.00 to 0.00	1.13	-4.59 to -4.59
	2014		793	25.96 to 25.96	20,587	0.00 to 0.00	1.02	7.14 to 4.71
	2013		658	24.79 to 24.79	16,308	0.00 to 0.00	1.59	38.75 to 38.75

Small Cap Opportunities Trust Series I	2017		677	49.66 to 49.66	33,643	0.00 to 0.00	0.41	11.07 to 11.07
	2016		762	44.71 to 44.71	34,074	0.00 to 0.00	0.46	19.47 to 19.47
	2015		818	37.42 to 37.42	30,614	0.00 to 0.00	0.07	-5.17 to -5.17
	2014		903	39.46 to 39.46	35,643	0.00 to 0.00	0.05	2.39 to 2.39
	2013		1,037	38.54 to 38.54	39,958	0.00 to 0.00	0.51	40.16 to 40.16

Small Cap Opportunities Trust Series NAV	2017		806	24.50 to 24.50	19,736	0.00 to 0.00	0.46	11.18 to 8.65
	2016		797	22.03 to 22.03	17,570	0.00 to 0.00	0.53	19.51 to 19.51
	2015		769	18.44 to 18.44	14,181	0.00 to 0.00	0.12	-5.12 to -5.12
	2014		822	19.43 to 19.43	15,967	0.00 to 0.00	0.08	3.44 to 2.42
	2013		686	18.97 to 18.97	13,007	0.00 to 0.00	0.72	40.28 to 40.28

Small Cap Value Trust Series I	2017		123	30.87 to 30.87	3,783	0.00 to 0.00	0.84	3.73 to 3.73
	2016		177	29.76 to 29.76	5,266	0.00 to 0.00	0.68	22.67 to 22.67
	2015		145	24.26 to 24.26	3,510	0.00 to 0.00	0.42	-1.36 to -1.36
	2014		124	24.60 to 24.60	3,054	0.00 to 0.00	0.64	7.18 to 7.18
	2013		130	22.95 to 22.95	2,983	0.00 to 0.00	0.53	33.31 to 33.31

Small Cap Value Trust Series NAV	2017		414	86.94 to 86.94	36,029	0.00 to 0.00	1.03	6.06 to 3.79
	2016		406	83.77 to 83.77	34,010	0.00 to 0.00	0.79	22.68 to 22.68
	2015		380	68.28 to 68.28	25,930	0.00 to 0.00	0.54	-1.31 to -1.31
	2014		341	69.19 to 69.19	23,607	0.00 to 0.00	0.72	7.99 to 7.25
	2013		322	64.51 to 64.51	20,747	0.00 to 0.00	0.61	33.33 to 33.33

Small Company Value Trust Series I	2017		302	47.74 to 47.74	14,425	0.00 to 0.00	0.22	11.49 to 11.49
	2016		381	42.82 to 42.82	16,325	0.00 to 0.00	0.82	32.31 to 32.31
	2015		364	32.36 to 32.36	11,775	0.00 to 0.00	1.30	-5.60 to -5.60
	2014		401	34.28 to 34.28	13,756	0.00 to 0.00	0.03	0.11 to 0.11
	2013		433	34.24 to 34.24	14,836	0.00 to 0.00	1.67	31.61 to 31.61

Small Company Value Trust Series NAV	2017		858	31.83 to 31.83	27,311	0.00 to 0.00	0.25	11.58 to 9.05
	2016		844	28.53 to 28.53	24,090	0.00 to 0.00	0.87	32.33 to 32.33
	2015		812	21.56 to 21.56	17,510	0.00 to 0.00	1.46	-5.51 to -5.51
	2014		770	22.81 to 22.81	17,573	0.00 to 0.00	0.06	0.30 to 0.14
	2013		708	22.78 to 22.78	16,123	0.00 to 0.00	1.77	31.68 to 31.68

Strategic Income Opportunities Trust Series I	2017		316	29.02 to 29.02	9,154	0.00 to 0.00	3.20	5.59 to 5.59
	2016		307	27.48 to 27.48	8,445	0.00 to 0.00	2.36	5.12 to 5.12
	2015		328	26.14 to 26.14	8,578	0.00 to 0.00	2.42	1.22 to 1.22
	2014		354	25.83 to 25.83	9,149	0.00 to 0.00	4.28	5.06 to 5.06
	2013		400	24.58 to 24.58	9,826	0.00 to 0.00	5.65	3.82 to 3.82

Strategic Income Opportunities Trust Series NAV	2017		1,486	21.56 to 21.56	32,035	0.00 to 0.00	3.34	5.66 to 2.07
	2016		1,317	20.40 to 20.40	26,859	0.00 to 0.00	2.48	5.19 to 5.19
	2015		1,331	19.39 to 19.39	25,816	0.00 to 0.00	2.68	1.27 to 1.27
	2014		1,258	19.15 to 19.15	24,083	0.00 to 0.00	4.69	5.13 to 1.57
	2013		1,233	18.22 to 18.22	22,464	0.00 to 0.00	6.31	3.81 to 3.81

Total Bond Market Series Trust NAV	2017	(y)	972	25.08 to 25.08	24,385	0.00 to 0.00	3.06	3.34 to 0.84
	2016		804	24.27 to 24.27	19,505	0.00 to 0.00	2.76	2.45 to 2.45
	2015		724	23.69 to 23.69	17,167	0.00 to 0.00	2.88	0.30 to 0.30
	2014		681	23.62 to 23.62	16,086	0.00 to 0.00	3.42	6.06 to 2.90
	2013		609	22.27 to 22.27	13,556	0.00 to 0.00	3.38	-2.44 to -2.44

Total Stock Market Index Trust Series I	2017		503	32.24 to 32.24	16,221	0.00 to 0.00	1.59	20.59 to 20.59
	2016		250	26.73 to 26.73	6,683	0.00 to 0.00	1.49	12.38 to 12.38
	2015		235	23.79 to 23.79	5,594	0.00 to 0.00	1.30	-0.64 to -0.64
	2014		255	23.94 to 23.94	6,104	0.00 to 0.00	1.12	11.47 to 11.47
	2013		300	21.48 to 21.48	6,439	0.00 to 0.00	1.45	33.39 to 33.39

Total Stock Market Index Trust Series NAV	2017		570	107.52 to 107.52	61,254	0.00 to 0.00	1.49	20.65 to 9.95
	2016		436	89.11 to 89.11	38,852	0.00 to 0.00	1.55	12.38 to 12.38
	2015		387	79.30 to 79.30	30,669	0.00 to 0.00	1.49	-0.53 to -0.53
	2014		306	79.72 to 79.72	24,387	0.00 to 0.00	1.29	11.46 to 8.79
	2013		247	71.52 to 71.52	17,696	0.00 to 0.00	1.62	33.45 to 33.45

Ultra Short Term Bond Trust Series I	2017		177	10.17 to 10.17	1,798	0.00 to 0.00	1.60	0.66 to 0.66
	2016		121	10.10 to 10.10	1,217	0.00 to 0.00	1.83	0.52 to 0.52
	2015		84	10.05 to 10.05	848	0.00 to 0.00	1.36	-0.04 to -0.04
	2014		62	10.05 to 10.05	620	0.00 to 0.00	1.61	-0.02 to -0.02
	2013		66	10.05 to 10.05	668	0.00 to 0.00	1.43	-0.07 to -0.07

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

7.	Unit Values — (continued):

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest(a)	Assets (000s)	Expense Ratio Highest to Lowest(b)	Investment Income Ratio(c)	Total Return Highest to Lowest(d)

Ultra Short Term Bond Trust Series NAV	2017	510	$10.20 to $10.20	$5,199	0.00% to 0.00%	1.72%	0.62% to 0.27%
	2016	386	10.14 to 10.14	3,917	0.00 to 0.00	1.57	0.67 to 0.67
	2015	421	10.07 to 10.07	4,238	0.00 to 0.00	1.39	0.01 to 0.01
	2014	338	10.07 to 10.07	3,409	0.00 to 0.00	1.61	0.03 to -0.14
	2013	268	10.07 to 10.07	2,699	0.00 to 0.00	1.29	-0.02 to -0.02

Utilities Trust Series I	2017	98	40.65 to 40.65	3,968	0.00 to 0.00	2.24	14.75 to 14.75
	2016	99	35.43 to 35.43	3,492	0.00 to 0.00	5.01	11.35 to 11.35
	2015	114	31.82 to 31.82	3,616	0.00 to 0.00	2.98	-14.76 to -14.76
	2014	131	37.33 to 37.33	4,884	0.00 to 0.00	2.76	12.59 to 12.59
	2013	148	33.15 to 33.15	4,922	0.00 to 0.00	2.06	20.57 to 20.57

Utilities Trust Series NAV	2017	526	32.57 to 32.57	17,122	0.00 to 0.00	2.46	14.82 to 3.40
	2016	542	28.37 to 28.37	15,390	0.00 to 0.00	4.82	11.43 to 11.43
	2015	525	25.46 to 25.46	13,376	0.00 to 0.00	3.21	-14.79 to -14.79
	2014	504	29.88 to 29.88	15,058	0.00 to 0.00	3.22	12.72 to 2.31
	2013	448	26.50 to 26.50	11,863	0.00 to 0.00	2.13	20.65 to 20.65

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

7.	Unit Values — (continued):

(a)

As the unit fair value is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b)

These ratios represent the annualized contract expenses of the separate account, consisting primarily of the items known as “Revenue from underlying fund (12b-1, ST A, Other)” and “Revenue from Sub-account” (formerly referred to as the administrative maintenance charges and sales and service fees (AMC and SSF)). The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to unitholder accounts through the redemption of units and expenses of the underlying fund are excluded.

(c)

These ratios represent the distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

(d)

These ratios, represent the total return for the periods indicated, including changes in the value of the underlying Port folio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(e)	Reflects the period from commencement of operations on April 29, 2016 through December 31, 2016.

(f)	Renamed on October 27, 2017. Previously known as 500 Index Fund B Series NAV.

(g)	Renamed on October 27, 2017. Previously known as International Equity Index Trust B Series I.

(h)	Renamed on October 27, 2017. Previously known as International Equity Index Trust B Series NAV.

(i)	Renamed on October 27, 2017. Previously known as Lifestyle Aggressive MVP Series I.

(j)	Renamed on October 27, 2017. Previously known as Lifestyle Aggressive MVP Series NAV.

(k)	Renamed on October 27, 2017. Previously known as Lifestyle Aggressive Trust PS Series NAV.

(l)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced MVP Series I.

(m)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced MVP Series NAV.

(n)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced Trust PS Series NAV.

(o)	Renamed on October 27, 2017. Previously known as Lifestyle Conservative MVP Series I.

(p)	Renamed on October 27, 2017. Previously known as Lifestyle Conservative MVP Series NAV.

(q)	Renamed on October 27, 2017. Previously known as Lifestyle Conservative Trust PS Series NAV.

(r)	Renamed on October 27, 2017. Previously known as Lifestyle Growth MVP Series I.

(s)	Renamed on October 27, 2017. Previously known as Lifestyle Growth MVP Series NAV.

(t)	Renamed on October 27, 2017. Previously known as Lifestyle Growth Trust PS Series I.

(u)	Renamed on October 27, 2017. Previously known as Lifestyle Growth Trust PS Series NAV.

(v)	Renamed on October 27, 2017. Previously known as Lifestyle Moderate MVP Series I.

(w)	Renamed on October 27, 2017. Previously known as Lifestyle Moderate MVP Series NAV.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

7.	Unit Values — (continued):

(x)	Renamed on October 27, 2017. Previously known as Lifestyle Moderate Trust PS Series NAV.

(y)	Renamed on October 27, 2017. Previously known as Total Bond Market Trust B Series NAV.

(z)	Sub-account available in prior year but no activity.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

8.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code (“the Code”). Under the provisions of Section 817(h) of the Code, a Contract will not be treated as a variable life contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirement set forth in regulations issued by the Secretary of the Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and the Account will continue to meet such requirements.

9.	Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administrative charge, a charge for cost of insurance, and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-accounts and are reflected as terminations.

PART C
OTHER INFORMATION
Item 26. Exhibits
The following exhibits are filed as part of this Registration Statement:
(a) Resolution of Board of Directors establishing Separate Account A is incorporated by reference to post-effective amendment number 1, file number 333-157212, filed with the Commission in April 2010.
(b) Not applicable.
(c) (1) Distribution Agreement and Servicing Agreement between John Hancock Distributors and John Hancock Life Insurance Company (U.S.A.) dated February 17, 2009, incorporated by reference to pre-effective amendment number 1, file number 333-157212, filed with the Commission on April 7, 2009.
(2)(a) Specimen General Agent and Broker-Dealer Selling Agreement by and among John Hancock Life Insurance Company (U.S.A.) and John Hancock Distributors LLC effective August, 2009, incorporated by reference to pre-effective amendment number 2, file number 333-157212, filed with the Commission on April 26, 2011.
(b) List of third party broker-dealer firms included as Attachment A, incorporated by reference to post-effective amendment number 11, file number 333-179570, filed with the Commission April 26, 2018.
(d)(1) Specimen Flexible Premium Variable Universal Life Insurance policy, incorporated by reference to pre-effective amendment No. 1, File No. 333-217721, filed with the Commission on July 14, 2017.
(2) Specimen Return of Premium Rider, incorporated by reference to pre-effective amendment No. 1, File No. 333-217721, filed with the Commission on July 14, 2017.
(3) Specimen Acceleration of Death Benefit for Qualified Long-Term Care Services Rider, incorporated by reference to pre-effective amendment No. 1, File No. 333-217721, filed with the Commission on July 14, 2017.
(4) Specimen Healthy Engagement Rider, incorporated by reference to pre-effective amendment No. 1, File No. 333-217721, filed with the Commission on July 14, 2017.
(5) Specimen Accelerated Benefit Rider, incorporated by reference to pre-effective amendment No. 1, File No. 333-217721, filed with the Commission on July 14, 2017.
(6) Specimen Disability Payment of Specified Premium Rider, incorporated by reference to pre-effective amendment No. 1, File No. 333-217721, filed with the Commission on July 14, 2017.
(7) Specimen Critical Illness Benefit Rider, incorporated by reference to post-effective amendment number 1, file number 333-217721, filed with the Commission on February 9, 2018.
(8) Specimen Acceleration of Death Benefit for Qualified Long-Term Care Services Rider, filed herewith.
(e) Specimen policy application, incorpoated by reference to pre-effective amendment no. 1, file number 333-179570, filed with the Commission on May 30, 2012.
(f) (1) Restated Articles of Redomestication of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated December 30, 1992, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.
(a) Amendment to the Articles of Redomestication of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated July 16, 2004, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(b) Amendment to the Articles of Redomestication effective January 1, 2005, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.
(c) Amended and Restated Articles of Redomestication and Articles of Incorporation of John Hancock Life Insurance Company (U.S.A.) dated July 26, 2010, and further amended as of November 20, 2012, incorporated by reference to post-effective amendment no. 1, filed with the Commission on April 24, 2013.
(2) By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated December 2, 1992, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(a) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated June 7, 2000, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(b) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated March 12, 1999, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(c) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated July 16, 2004, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.
(d) Amended and Restated By-laws of John Hancock Life Insurance Company (U.S.A.) dated June 15, 2010, incorporated by reference to post-effective amendment no. 1, filed with the Commission on April 24, 2013.
(g) (1)Reinsurance Agreement between John Hancock Life Insurance Company (U.S.A.) and Hanover Life Reassurance Company of America, incorporated by reference to post-effective amendment number 9, file number 333-179570, filed with the Commission on October 21, 2016.
(2) Reinsurance Agreement between John Hancock Life Insurance Company (U.S.A.) and RGA Reinsurance Company, incorporated by reference to post-effective amendment number 9, file number 333-179570, filed with the Commission on October 21, 2016.
(h) (1) Participation Agreement among the Manufacturers Insurance Company (U.S.A.), the Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC dated April 30, 2004, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(2) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and John Hancock Trust dated April 20, 2005, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(3) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and M Financial Investment Advisers, Inc. dated November 13, 2009, incorporated by reference to file number 333-164150, filed with the Commission on January 4, 2010.
(4) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.
(5) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.
(i) (1) Service agreement between Manulife Financial Corporation and the Manufacturers Life Insurance Company (U.S.A.), dated January 1, 2001, incorporated by reference to post-effective amendment number 6, filed with the Commission on April 28, 2014.
(j) Not applicable.
(k) Opinion and consent of counsel regarding the legality of the securities being registered, incorporated by reference to pre-effective amendment No. 1, File No. 333-217721, filed with the Commission on July 14, 2017.
(l) Not Applicable.
(m) Not Applicable.
(n) Consent of Independent Registered Public Accounting Firm, filed herewith.
(n) (1) Not Applicable
(o) Not Applicable.
(p) Not Applicable.

(q) Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the policies, incorporated by reference to pre-effective amendment number 1, file number 333-100597, filed with the Commission on December 16, 2002.
Powers of Attorney
(i) Powers of Attorney for Craig Bromley, Thomas Borshoff, Paul M. Connolly, Michael Doughty, Ruth Ann Fleming, James D. Gallagher, Scott S. Hartz, Rex Schlaybaugh, Jr., and John Vrysen, incorporated by reference to post-effective amendment number 1, file number 333-179570, filed with the Commission on April 24, 2013. Power of Attorney for Linda A. Davis Watters, incorporated by reference to post-effective amendment number 10, file number 333-179570, filed with the Commission in April, 2017. Power of Attorney for Marianne Harrison, incorporated by reference to pre-effective amendment number 1, file number 333-221236, filed with the Commission on December 14, 2017. Power of Attorney for Brooks Tingle, filed herewith.
Item 27. Directors and Officers of the Depositor
OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
Name and Principal Business Address	Position with Depositor
Marianne Harrison 601 Congress Street Boston, MA 02210	Chair, President & Chief Executive Officer
Thomas Borshoff 536 Stone Road Pittsford, NY 14534	Director
Paul M. Connolly 75 Indian Spring Road Milton, MA 02186	Director
Ruth Ann Fleming 205 Highland Avenue Short Hills, NJ 07078	Director
James D. Gallagher 601 Congress Street Boston, MA 02210	Director, Executive Vice President
Scott S. Hartz 197 Clarendon Street Boston, MA 02116	Director, Executive Vice President and Chief Investment Officer – US Investments
Rex Schlaybaugh, Jr. 400 Renaissance Center Detroit, MI 48243	Director
Brooks Tingle 197 Clarendon Street Boston, MA 02116	Director, Senior Vice President
John G. Vrysen 601 Congress Street Boston, MA 02210	Director
Linda A. Davis Watters 601 Congress Street Boston, MA 02210	Director, Vice President
Executive Vice Presidents
Andrew G. Arnott*
Christopher Paul Conkey**
Gregory Framke*
Gretchen Garrigues*
Peter Gordon*
Naveed Irshad*	Head of Legacy Business
Halina K. von dem Hagen***	Treasurer
Senior Vice Presidents
Emanuel Alves*	General Counsel

Name and Principal Business Address	Position with Depositor
John C.S. Anderson**
Michael Biagiotti†††
Nadine Chakar**
Kevin J. Cloherty*
Steven F. Dorval*
Barbara Goose*	Chief Marketing Officer
Linda Levyne*
Patrick McGuinness*
William McPadden**
Lee Ann Murray**
James O’Brien†††
Sebastian Pariath*	Head of Operations and Chief Information Officer
Alan R. Seghezzi**
Martin Sheerin*	Chief Financial Officer
Curt Smith*
Anthony Teta**
Leo Zerilli*
Vice Presidents
Lynda Abend*
John Addeo**
Abigail M. Armstrong**
Sudi Arora**
Kevin Askew*****
Jesse Bean**
Dwayne Bertrand**
Zahir Bhanji**	CFO JH Insurance
Stephen J. Blewitt**
Alan M. Block*
Robert Boyda**
Paul Boyne**
Ian Bodie*
Ted Bruntrager*	Chief Risk Officer
Grant Buchanan*
Daniel C. Budde**
Robert Burrow*
Jennifer Toone Campanella**
Thomas Carlisle**
Rick A. Carlson*
Patricia Rosch Carrington**
Bob Carroll**
Todd J. Cassler*
Ken K. Cha*
Brian Collins*
Paul M. Crowley**
Marcelle Dahar*
Kenneth D’Amato*
John J. Danello*
Linda A. Davis Watters*
Andreas Deutschmann†††
Robert Donahue****
Jeffrey Duckworth*
Carolyn Flanagan*
Lauren Marx Fleming*
Philip J. Fontana*
Carl O. Fowler**
Scott Francolini*
Paul Gallagher*

Name and Principal Business Address	Position with Depositor
Thomas C. Goggins**
Susan Ghalili**
Geoff Gittins***
Jeffrey N. Given*
Howard C. Greene**
Christopher Griswold*
Richard Harris***	Appointed Actuary
Ellie Harrison*	US Human Resources
John Hatch*
Michael Hession*
Kevin Hill*
James C. Hoodlet**
Steven Hutcheon*
Daniel S. Janis III**
Mitchell Karman*	CCO & Counsel
Recep C. Kendircioglu**
Neal P. Kerins**
Frank Knox*	CCO – Retail Funds/Separate Accounts
Hung Ko***	Vice President, Treasury
Diane R. Landers**
Scott Lively*
Jeffrey H. Long*
Jennifer Lundmark*
Patrick MacDonnell*
Nathaniel I. Margolis**
Christopher Maryanopolis†††
John B. Maynard*
Karen McCafferty*
Scott A. McFetridge**
Jonathan McGee**
Ann McNally*
Michael McNamara*
Steven E. Medina**
Maureen Milet**	CCO – Investments
Scott Morin*
Camille Mucci**
Patrick M. Murphy*
Jeffrey H. Nataupsky**
Scott Navin**
Sinead O’Connor*
Christopher O’Keefe*
Jacques Ouimet**
Jeffrey Packard**
Gary M. Pelletier**
David Pemstein**
Wendell L. Perkins*
Charlie Philbrook*
David Plumb*
Tracey Polsgrove*
Jill Rebman***
William Shannon Reid*
George Revoir*
Charles A. Rizzo*
Robert William Rizzo*
Kerri Rogers*****
Susan Roberts*
Keri Rogers*

Name and Principal Business Address	Position with Depositor
Ian Roke†††
Andrew D. Ross****
Ronald J. Rovner*
Devon Russell*
Lisa Anne Ryan†††
Frank Saeli**
Thomas Samoluk*
Emory W. Sanders*
Jeffrey R. Santerre**
Christopher L. Sechler*
Thomas Shea**
Gordon Shone*
Susan Simi**
Darren Smith*
Rob Stanley*
Paddy Subbaraman*
Wilfred Talbot*
Nathan Thooft**
Tony Todisco*****
Brian E. Torrisi**
Len van Greuning*
Simonetta Vendittelli*****	Controller
Peter de Vries***
Lisa Ann Welch**
Adam Wise**
R. Blake Witherington**
Henry Wong**
Laura Wooster**
Ross Zilber*
*Principal Business Office is 601 Congress Street, Boston, MA 02210
**Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5
*****Principal Business Office is 380 Stuart Street, Boston, MA 02116
†††Principal Business is 200 Berkeley Street, Boston, MA 02116
Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant
The Registrant is a separate account of the Depositor operating as a unit investment trust. The Registrant supports benefits payable under the Depositor's variable life insurance policies by investing assets allocated to various investment options in shares of John Hancock Variable Insurance Trust (formerly, John Hancock Trust) and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the “series” type.
As of the effective date of the registration statement, the Company and its affiliates are controlled by Manulife Financial Corporation.

MANULIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES - December 31, 2017

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
Manulife Bank of Canada (Canada)
First North American Insurance Company (Canada)
Manulife Asset Management Holdings (Canada) Inc. (Canada)
Manulife Asset Management Limited (Canada)
EIS Services (Bermuda) Limited (Bermuda)
Regional Power Inc. (Canada)
NAL Resources Management Limited (Canada)
Manulife Resources Limited (Canada)
Manulife Property Limited Partnership (Ontario)(5)
Manulife Asset Management (North America) Limited (Canada)
Manulife Asset Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
Manulife Assurance Company of Canada (Canada)
Manulife Western Holdings Limited Partnership(3) (Alberta)
Manulife Property Limited Partnership II (Ontario)(4)
PT Asuransi Jiwa Manulife Indonesia(1) (Indonesia)
PT Manulife Asset Manajemen Indonesia (Indonesia)
Manulife Insurance (Thailand) Public Company Limited (Thailand)
Manulife Asset Management (Thailand) Company Limited (Thailand)
The Manufacturers Life Insurance Co. (Phils.), Inc. (Philippines)
Manulife Chinabank Life Assurance Corporation (Philippines)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
Manulife International Holdings Limited (Bermuda)
Manulife Life Insurance Company (Japan)
Manulife Asset Management (Japan) Limited (Japan)
Manufacturers Life Reinsurance Limited (Barbados)
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife Asset Management (Singapore) Pte. Ltd. (Singapore)
Manulife (Vietnam) Limited (Vietnam)
Manulife Asset Management (Vietnam) Company Limited (Vietnam)
Manulife (Cambodia) PLC (Cambodia)
Manulife (International) Limited (Bermuda)
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Asset Management International Holdings Limited (Barbados)
Manulife Asset Management (Hong Kong) Limited (Hong Kong)
Manulife Asset Management (Taiwan) Co., Ltd. (Taiwan)
Manulife Holdings Berhad* (Malaysia)
Manulife Insurance Berhad (Malaysia)
Manulife Asset Management Services Berhad (Malaysia)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
John Hancock Investment Management Services, LLC (Delaware)
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Hancock Natural Resource Group, Inc. (Delaware)
Manulife Asset Management (US) LLC (Delaware)
John Hancock Advisers, LLC(2) (Delaware)
John Hancock Funds, LLC (Delaware)
John Hancock Insurance Agency, Inc. (Delaware)
John Hancock Reassurance Company Ltd. (Michigan)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
Indirect Control
Direct Control

(1) The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by The Manufacturers Life Insurance Company
(2) The remaining 0.1% equity of John Hancock Advisers, LLC is indirectly held by The Manufacturers Investment Corporation
(3) 99% limited partnership interest is held by The Manufacturers Life Insurance Company
(4) 99% limited partnership interest is held by The Manufacturers Life Insurance Company
(5) 99% limited partnership interest is held by Manulife Property Limited Partnership II

This chart displays voting interest. All entities are 100% controlled unless otherwise indicated.

Item 29. Indemnification
The Form of Selling Agreement or Service Agreement between John Hancock Distributors LLC (“JH Distributors”) and various broker-dealers may provide that the selling broker-dealer indemnify and hold harmless JH Distributors and the Company, including their affiliates, officers, directors, employees and agents against losses, claims, liabilities or expenses (including reasonable attorney’s fees), arising out of or based upon a breach of the Selling or Service Agreement, or any applicable law or regulation or any applicable rule of any self-regulatory organization or similar provision consistent with industry practice.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 30. Principal Underwriter
(a) Set forth below is information concerning other investment companies for which JH Distributors, the principal underwriter of the contracts, acts as investment adviser or principal underwriter.
Name of Investment Company	Capacity in Which Acting
John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account J	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account K	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter

(b) John Hancock Life Insurance Company (U.S.A.) is the sole member of JH Distributors and the following comprise the Board of Managers and Officers of JH Distributors.
Name	Title
James C. Hoodlet**	Director
George Revoir*	Director, President and Chief Executive Officer
Alan Seghezzi**	Director
Martin Sheerin*	Director
Christopher Walker***	Director, Vice President, Investments
Tracy Lannigan*	Secretary
Brian Collins*	Vice President, US Taxation
Jeffrey H. Long*	Chief Financial Officer and Financial Operations Principal
Christopher Walker****	Vice President, Investments
*Principal Business Office is 601 Congress Street, Boston, MA 02210
**Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5
(c) John Hancock Distributors LLC
Compensation received, directly or indirectly, from the Registrant by John Hancock Distributors LLC, the sole principal underwriter of the contracts funded by the Separate Account during the last fiscal year:
(1)	(2)	(3)	(4)	(5)
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions	Other Compensation
John Hancock Distributors LLC	$0	$0	$0	$0
Item 31. Location of Accounts and Records
The following entities prepare, maintain, and preserve the records required by Section 31(a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request: John Hancock Distributors LLC, John Hancock Place, Boston, Massachusetts 02117, serves as Registrant’s distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, cancelled stock certificates. John Hancock Life Insurance Company (U.S.A.) (at the same address), in its capacity as Registrant’s depositor keeps all other records required by Section 31 (a) of the Act.
Item 32. Management Services
All management services contracts are discussed in Part A or Part B.
Item 33. Fee Representation
Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940
John Hancock Life Insurance Company (U.S.A.) hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

Signatures
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this amendment to the Registration Statement to be signed on its behalf in the City of Boston, Commonwealth of Massachusetts, as of the 10th day of July, 2018.
John Hancock Life Insurance Company (U.S.A.) Separate Account A
(Registrant)
By: JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
By: /s/ Marianne Harrison

Marianne Harrison
Principal Executive Officer
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(Depositor)
By: /s/ Marianne Harrison

Marianne Harrison
Principal Executive Officer

Signatures
Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities indicated as of the 10th day of July, 2018.
Signatures	Title
/s/ Simonetta Vendittelli Simonetta Vendittelli	Vice President and Controller
/s/ Martin Sheerin Martin Sheerin	Senior Vice President and Chief Financial Officer
* Thomas Borshoff	Director
* Paul M. Connolly	Director
* Ruth Ann Fleming	Director
* James D. Gallagher	Director
* Scott S. Hartz	Director
* Rex E. Schlaybaugh, Jr.	Director
* Brooks Tingle	Director
* John G. Vrysen	Director
* Linda A. Davis Watters	Director
/s/James C. Hoodlet James C. Hoodlet
*Pursuant to Power of Attorney